September 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS


FRANKLIN STRATEGIC SERIES
Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund

Class A, B, C & R











[Insert FRANKLIN TEMPLETON INVESTMENTS logo]









Contents

THE FUNDS

[Begin callout]
Information about each Fund you should know before investing
[End callout]

2 Franklin Aggressive Growth Fund
19 Franklin Flex Cap Growth Fund
36 Franklin Small Cap Growth Fund II
53 Franklin Small-Mid Cap Growth Fund
70 Additional Management Information
74 Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

77 Choosing a Share Class
87 Buying Shares
90 Investor Services
94 Selling Shares
97 Exchanging Shares
104 Account Policies
112 Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about each Fund
[End callout]

Back Cover


FRANKLIN AGGRESSIVE GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests substantially in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. A substantial portion of the Fund's investments is in smaller and midsize companies. In addition, a small portion of the Fund's assets may be invested in foreign securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

AGGRESSIVE GROWTH STYLE INVESTING

The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development and may assume favorable economic conditions. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term, and they may be more negatively affected than other companies by market or economic downturns.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact of the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS  - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

PORTFOLIO TURNOVER

Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]




PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[INSERT BAR GRAPH]

-25.83%    -22.59%    -35.74%    43.94%     17.31%
------------------------------------------------------
  2000      2001       2002      2003       2004
                       YEAR

Best Quarter:                Q4 '01             31.99%
Worst Quarter:               Q4 '00            -36.90%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                                       SINCE
                                                                     INCEPTION
                                                 1 YEAR   5 YEARS    (6/23/99)
-------------------------------------------------------------------------------
Franklin Aggressive Growth Fund - Class A/2
Return Before Taxes                              10.53%    -10.10%     6.81%
Return After Taxes on Distributions              10.53%    -10.10%     6.63%
Return After Taxes on Distributions and           6.84%     -8.28%     5.81%
  Sale of Fund Shares
S&P 500 Index/3                                  10.87%     -2.30%    -0.52%
Russell 3000 Growth Index/                        6.93%     -8.87%    -4.57%
(indices reflect no deduction for fees,
 expenses, or taxes)

                                                                        SINCE
                                                                     INCEPTION
                                                 1 YEAR   5 YEARS    (6/23/99)
-------------------------------------------------------------------------------
Franklin Aggressive Growth Fund - Class B/2      12.48%   -10.00%      7.16%
S&P 500 Index/3                                  10.87%    -2.30%     -0.52%
Russell 3000 Growth Index/4                       6.93%    -8.87%     -4.57%

                                                                       SINCE
                                                                     INCEPTION
                                                 1 YEAR   5 YEARS    (6/23/99)
-------------------------------------------------------------------------------
Franklin Aggressive Growth Fund - Class C/2      15.52%   -9.64%       7.25%
S&P 500 Index/3                                  10.87%   -2.30%      -0.52%
Russell 3000 Growth Index/4                       6.93%   -8.87%      -4.57%

                                                                       SINCE
                                                                     INCEPTION
                                                 1 YEAR   5 YEARS    (6/23/99)
-------------------------------------------------------------------------------
Franklin Aggressive Growth Fund - Class R/5      16.08%   -9.21%       7.74%
S&P 500 Index/3                                  10.87%   -2.30%      -0.52%
Russell 3000 Growth Index4/                       6.93%   -8.87%      -4.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -3.35% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                            CLASS A      CLASS B    CLASS C     CLASS R
-----------------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                5.75%/1      4.00%      1.00%       1.00%
  Load imposed on purchases                 5.75/%1      None       None        None
  Maximum deferred sales charge (load)      None/2       4.00%/3    1.00%       1.00%
  Redemption fee on shares sold within      2.00%        None       2.00%       2.00%
  7 calendar days following their
  purchase date/4

Please see "Choosing a Share Class" on page 77 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                            CLASS A      CLASS B    CLASS C     CLASS R
-----------------------------------------------------------------------------------------
Management fees/5                            0.50%        0.50%      0.50%      0.50%
Distribution and service (12b-1) fees        0.29%        0.99%      1.00%      0.50%
Other expenses                               0.74%        0.74%      0.74%      0.74%
                                           ----------------------------------------------
Total annual Fund operating expenses/5       1.53%        2.23%      2.24%      1.74%
                                           ----------------------------------------------
Management fee reduction/5                  -0.02%       -0.02%     -0.02%     -0.02%
                                           ----------------------------------------------
Net annual Fund operating expenses/5         1.51%        2.21%/5    2.22%      1.72%
                                           ==============================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 82) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.

4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years   10 Years
-------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                                $720/1    $1,025      $1,351   $2,273
Class B                                $624      $991        $1,385   $2,367/2
Class C                                $325      $694        $1,190   $2,554
Class R                                $275      $542        $933     $2,030
If you do not sell your shares:
Class B                                $224      $691        $1,185   $2,367/2
Class C                                $225      $694        $1,190   $2,554
Class R                                $175      $542        $933     $2,030

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

ROBERT DEAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Dean has been a manager of the Fund since March 2004. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1995.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been an assistant manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



CLASS A                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------

Per share data ($)
Net asset value, beginning of year          12.57       9.50     12.39     15.30     25.22
                                        ------------------------------------------------------
  Net investment loss/1                      (.14)      (.15)     (.13)     (.15)     (.17)
  Net realized and unrealized
   gains (losses)                             .90       3.22     (2.76)    (2.76)    (9.74)
                                        ------------------------------------------------------
Total from investment operations              .76       3.07     (2.89)    (2.91)    (9.91)
                                        ------------------------------------------------------
  Distributions from net realized gains         -          -         -         -      (.01)
                                        ------------------------------------------------------
Redemption fee                                  -/3        -         -         -         -
                                        ------------------------------------------------------
Net asset value, end of year                13.33      12.57      9.50     12.39     15.30
                                        ======================================================
Total return (%)/2                           6.05      32.32    (23.33)   (19.02)   (39.31)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        80,611     86,983    67,934   100,240   127,678
Ratios to average net assets: (%)
  Expenses                                   1.51       1.62      1.80      1.57      1.35
  Expenses excluding waiver and
  payments by affiliate                      1.51       1.62      1.80      1.50      1.25
  Net investment loss                       (1.05)     (1.26)    (1.35)    (1.12)     (.77)
Portfolio turnover rate (%)                157.48     114.66     93.49    120.87    157.74


CLASS B                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          12.22       9.30     12.20     15.17     25.18
                                        ------------------------------------------------------
  Net investment loss/1                      (.23)      (.22)     (.19)     (.23)     (.31)
  Net realized and unrealized
  gains (losses)                              .88       3.14     (2.71)    (2.74)    (9.69)
                                        ------------------------------------------------------
Total from investment operations              .65       2.92     (2.90)    (2.97)   (10.00)
                                        ------------------------------------------------------
 Distributions from net realized gains          -          -         -         -      (.01)
                                        ------------------------------------------------------
Redemption fees                                 -/3        -         -         -         -
                                        ------------------------------------------------------
Net asset value, end of year                12.87      12.22      9.30     12.20     15.17
                                        ======================================================

Total return (%)/2                           5.32      31.40    (23.77)   (19.58)   (39.73)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        17,017     18,059    13,100    20,259    27,587
Ratios to average net assets: (%)
  Expenses                                   2.21       2.28      2.47      2.24      2.00
  Expenses excluding waiver and
  payments by affiliate                      2.21       2.28      2.47      2.17      1.90
  Net investment loss                       (1.75)     (1.92)    (2.02)    (1.78)    (1.42)
Portfolio turnover rate (%)                157.48     114.66     93.49    120.87    157.74


CLASS C                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          12.19       9.28     12.18     15.14     25.12
                                        -----------------------------------------------------
  Net investment loss/1                      (.23)      (.22)     (.19)     (.23)     (.31)
  Net realized and unrealized
   gains (losses)                             .88       3.13     (2.71)    (2.73)    (9.66)
                                        -----------------------------------------------------
Total from investment operations              .65       2.91     (2.90)    (2.96)    (9.97)
  Distributions from net realized gains         -          -         -         -      (.01)
                                        -----------------------------------------------------
Redemption fees                                 -/3        -         -         -         -
Net asset value, end of year                12.84      12.19      9.28     12.18     15.14
                                        =====================================================
Total return (%)/2                           5.33      31.36    (23.81)   (19.55)   (39.71)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        24,450     30,054    25,660    40,877    60,294
Ratios to average net assets: (%)
  Expenses                                   2.22       2.29      2.48      2.24      1.99
  Expenses excluding waiver and
  payments by affiliate                      2.22       2.29      2.48      2.17      1.89
  Net investment loss                       (1.76)     (1.93)    (2.03)    (1.77)    (1.41)
Portfolio turnover rate (%)                157.48     114.66     93.49    120.87    157.74



CLASS R                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                                        2005     2004      2003      2002/4
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                     12.51      9.47     12.38     13.75
                                                    ------------------------------------------
  Net investment loss/1                                 (.17)     (.17)     (.14)     (.06)
  Net realized and unrealized gains (losses)             .90      3.21     (2.77)     (1.31)
                                                    ------------------------------------------
Total from investment operations                         .73      3.04     (2.91)     (1.37)
                                                    ------------------------------------------
Redemption fees                                            -/3       -         -          -
                                                    ------------------------------------------
Net asset value, end of year                           13.24     12.51      9.47      12.38
                                                    ==========================================
Total return (%)/2                                      5.84     32.10    (23.51)     (9.96)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)                    3,041     1,761       608         53
Ratios to average net assets: (%)
  Expenses                                              1.72      1.79      1.98       1.75/5
  Net investment loss                                  (1.26)    (1.43)    (1.53)     (1.48)/5
Portfolio turnover rate (%)                           157.48    114.66     93.49     120.87

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Amount is less than $.01 per share.
4. For the period January 1, 2002 (effective date) to April 30, 2002.
5. Annualized.


FRANKLIN FLEX CAP GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies.

A substantial portion of the Fund's investments may be in smaller and mid-size companies. The Fund may also invest a substantial portion of its assets in equity securities of companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the state of California.

[Begin callout]
The Fund invests substantially in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

When suitable opportunities are available, the Fund may invest in initial public offerings of securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager considers sectors that have growth potential and fast growing, innovative companies within these sectors. In evaluating sector weightings in the Fund's investment portfolio, the manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000(R) Growth Index. The Fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology, health care technology and financial services.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. In addition, rising interest rates generally have a dampening effect on the stock market.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CALIFORNIA

Since a substantial portion of the Fund's investments may be in equity securities of California companies, the Fund's performance is dependent on economic, political and other conditions within California.

SECTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

SECTOR FOCUS - FINANCIAL SERVICES COMPANIES

The Fund may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the Fund's investments and its performance. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the Fund's investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

47.63%  30.43%  15.71%  10.72%  95.17% -7.04%  -23.23%  -24.94%  40.48%  12.96%
-------------------------------------------------------------------------------
  95      96      97      98      99     00      01       02      03      04
                                      YEAR

Best Quarter:                Q4 '99             56.36%
Worst Quarter:               Q1 '01            -25.99%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                  1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund - Class A/2
Return Before Taxes                                6.47%    -4.34%      14.46%
Return After Taxes on Distributions                6.47%    -4.63%      13.32%
Return After Taxes on Distributions and
 Sale of Fund Shares                               4.21%    -3.74%      12.25%
S&P 500 Index/3                                   10.87%    -2.30%      12.07%
Russell 3000 Growth Index/4                        6.93%    -8.87%       9.30%
(indices reflect no deduction for fees,
 expenses, or taxes)


                                                                        SINCE
                                                                      INCEPTION
                                                  1 YEAR   5 YEARS    (1/1/99)
-------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund - Class B/2          8.14%    -4.28%       7.87%
S&P 500 Index/3                                   10.87%    -2.30%      12.07%
Russell 3000 Growth Index/4                        6.93%    -8.87%       9.30%


                                                                        SINCE
                                                                      INCEPTION
                                                  1 YEAR   5 YEARS    (9/3/96)
-------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund - Class C/2         11.11%    -3.93%      10.61%
S&P 500 Index/3                                   10.87%    -2.30%      12.07%
Russell 3000 Growth Index/4                        6.93%    -8.87%       9.30%


                                                  1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund - Class R/2,5       11.66%    -3.44%      14.80%
S&P 500 Index/3                                   10.87%    -2.30%      12.07%
Russell 3000 Growth Index/4                        6.93%    -8.87%       9.30%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -2.88% for Class A.

 2.Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           Class A   Class B    Class C   Class R
---------------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               5.75%/1    4.00%      1.00%     1.00%
  Load imposed on purchases                5.75%/1    None       None      None
  Maximum deferred sales charge (load)     None/2     4.00%/3    1.00%     1.00%
  Redemption fee on shares sold within     2.00%      None       2.00%     2.00%
  7 calendar days following their
  purchase date/4

Please see "Choosing a Share Class" on page 77 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                         Class A    Class B   Class C   Class R
-------------------------------------------------------------------------------
Management fees/5                         0.46%      0.46%     0.46%     0.46%
Distribution and service (12b-1) fees     0.25%      0.99%     1.00%     0.50%
Other expenses                            0.27%      0.27%     0.27%     0.27%
                                        ---------------------------------------
Total annual Fund operating expenses/5    0.98%      1.72%     1.73%     1.23%
                                        ---------------------------------------
Management fee reduction/5               -0.02%     -0.02%    -0.02%    -0.02%
                                        ---------------------------------------
Net annual Fund operating expenses/5      0.96%      1.70%     1.71%     1.21%
                                        =======================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 82) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.

4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year   3 Years   5 Years     10 Years
-------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                             $667/1    $863     $1,075       $1,685
Class B                             $573      $836     $1,123       $1,812/2
Class C                             $274      $539     $928         $2,019
Class R                             $223      $384     $665         $1,466
If you do not sell your shares:
Class B                             $173      $536     $923         $1,812/2
Class C                             $174      $539     $928         $2,019
Class R                             $123      $384     $665         $1,466

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin  Advisers,  Inc. (Advisers),  One  Franklin  Parkway,  San  Mateo,  CA
94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

MATT MOBERG CPA, VICE PRESIDENT OF ADVISERS
Mr. Moberg has been a manager of the Fund since 2000. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1998.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been an assistant manager of the Fund since 1993, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

RAYMOND CHAN CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Chan has been an assistant manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets.
For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.44% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          33.76      25.56     30.71     34.05     50.15
                                           ---------------------------------------------------
 Net investment income (loss)/1              (.10)      (.09)     (.08)     (.09)        -
 Net realized and unrealized gains
  (losses)                                   1.60       8.29     (5.07)    (3.25)    (13.47)
                                           ---------------------------------------------------
Total from investment operations             1.50       8.20     (5.15)    (3.34)    (13.47)
                                           ---------------------------------------------------
 Distributions from  net investment income      -          -         -         -       (.19)
 Distributions from net realized gains          -          -         -         -      (2.44)
                                           ---------------------------------------------------
Total distributions                             -          -         -         -      (2.63)
                                           ---------------------------------------------------
Redemption fees                                 -/3        -         -         -          -
                                           ---------------------------------------------------
Net asset value, end of year                35.26      33.76     25.56     30.71      34.05
                                           ===================================================
Total return (%)/2                           4.44      32.08    (16.77)    (9.81)    (27.84)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)     1,505,342  1,456,685 1,025,348  1,398,753  1,680,032
Ratios to average net assets: (%)
  Expenses                                   .96        1.01      1.07      1.00         .88
 Net investment income (loss)               (.29)       (.29)     (.31)     (.29)          -
Portfolio turnover rate (%)                41.91       39.92     32.93     48.55       35.47


CLASS B                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          32.40      24.72     29.92     33.43     49.64
                                           ---------------------------------------------------
 Net investment loss/1                       (.35)      (.31)     (.26)     (.32)     (.33)
 Net realized and unrealized gains
 (losses)                                    1.54       7.99     (4.94)    (3.19)   (13.25)
                                           ---------------------------------------------------
Total from investment operations             1.19       7.68     (5.20)    (3.51)   (13.58)
                                           ---------------------------------------------------
 Distributions from net investment income       -          -         -         -      (.19)
 Distributions from net realized gains          -          -         -         -     (2.44)
                                           ---------------------------------------------------
Total distributions                             -          -         -         -     (2.63)
                                           ---------------------------------------------------
Redemption fees                                 -/3        -         -         -         -
                                           ---------------------------------------------------
Net asset value, end of year                33.59      32.40     24.72     29.92     33.43
                                           ===================================================
Total return (%)/2                           3.67      31.07    (17.38)   (10.50)   (28.36)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)       136,052    134,589    92,632   116,075   119,847
Ratios to average net assets: (%)
 Expenses                                    1.70       1.76      1.82      1.75      1.63
 Net investment loss                        (1.03)     (1.04)    (1.06)    (1.05)     (.76)
Portfolio turnover rate (%)                 41.91      39.92     32.93     48.55     35.47


CLASS C                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          32.47      24.77     29.98     33.50     49.55
                                           ---------------------------------------------------
 Net investment loss/1                       (.35)      (.31)     (.26)     (.32)     (.34)
 Net realized and unrealized gains
  (losses)                                   1.54       8.01     (4.95)    (3.20)   (13.27)
                                           ---------------------------------------------------
Total from investment operations             1.19       7.70     (5.21)    (3.52)   (13.61)
                                           ---------------------------------------------------
 Distributions from net realized gains          -          -         -         -     (2.44)
                                           ---------------------------------------------------
Redemption fees                                 -/3        -         -         -         -
                                           ---------------------------------------------------
Net asset value, end of year                33.66      32.47     24.77     29.98     33.50
                                           ===================================================
Total return (%)/2                          3.67       31.09    (17.38)   (10.51)   (28.39)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)      296,868     298,114   219,023   299,840   370,165
Ratios to average net assets: (%)
 Expenses                                   1.71        1.76      1.82      1.74      1.63
 Net investment (loss)                     (1.04)      (1.04)    (1.06)    (1.04)     (.74)
Portfolio turnover rate (%)                41.91       39.92     32.93     48.55     35.47



CLASS R                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                                        2005     2004      2003      2002/4
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                     33.57     25.49     30.68     31.84
                                                    ------------------------------------------
 Net investment loss/1                                 (.19)      (.18)     (.16)     (.12)
 Net realized and unrealized gains (losses)            1.60       8.26     (5.03)    (1.04)
                                                    ------------------------------------------
Total from investment operations                       1.41       8.08     (5.19)    (1.16)
                                                    ------------------------------------------
Redemption fees                                           -/3        -         -         -
                                                    ------------------------------------------
Net asset value, end of year                          34.98      33.57     25.49     30.68
                                                    ==========================================
Total return (%)/2                                     4.20      31.70    (16.92)    (3.64)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)                  69,103     44,988    15,123       443
Ratios to average net assets: (%)
 Expenses                                              1.21       1.26      1.32      1.24/5
 Net investment income  (loss)                         (.54)      (.54)     (.56)    (1.21)/5
Portfolio turnover rate (%)                           41.91      39.92     32.93     48.55

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Amount is less than $.01 per share.
4. For the period January 1, 2002 (effective date) to April 30, 2002.
5. Annualized.


FRANKLIN SMALL CAP GROWTH FUND II

Effective July 9, 2002, the Fund is closed to new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans and wrap programs with an existing account with full investment discretion may be able to add new participants.

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, small cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small cap measures.

[Begin callout] The Fund invests most of its assets in common stocks of small cap U.S. companies. [End callout]

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SeCTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. Conversely, the performance of the Fund may be negatively impacted by limiting its exposure to certain sectors, such as biotechnology, should such sectors experience greater growth than the sectors in which the Fund more heavily invests.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY COMPANIES. These companies also face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

LIQUIDITY

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past four calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[insert bar chart]

  -3.33%     -27.25%    48.47%     11.07%
-------------------------------------------------------------
    01         02        03         04
                        YEAR

Best Quarter:              Q4 '01             26.86%
Worst Quarter:             Q3 '01             -25.98%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                                      SINCE
                                                                   INCEPTION
                                                       1 YEAR      (5/1/00)
-------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class A/2
Return Before Taxes                                     4.69%       2.38%
Return After Taxes on Distributions                     4.69%       2.38%
Return After Taxes on Distributions and Sale
 of Fund Shares                                         3.05%       2.03%
S&P 500 Index/3                                        10.87%      -2.29%
Russell 2000 Growth Index/4                            14.31%      -3.46%
(indices reflect no deduction for fees, expenses, or taxes)

                                                                     SINCE
                                                                   INCEPTION
                                                       1 YEAR      (5/1/00)
-------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class B/2           6.18%       2.59%
S&P 500 Index/3                                        10.87%      -2.29%
Russell 2000 Growth Index/4                            14.31%      -3.46%

                                                                      SINCE
                                                                   INCEPTION
                                                       1 YEAR      (5/1/00)
-------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class C/2           9.28%       3.00%
S&P 500 Index/3                                        10.87%      -2.29%
Russell 2000 Growth Index/4                            14.31%      -3.46%

                                                                      SINCE
                                                                   INCEPTION
                                                       1 YEAR      (5/1/00)
-------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class R/2,5         9.84%       3.48%
S&P 500 Index/3                                        10.87%      -2.29%
Russell 2000 Growth Index/4                            14.31%      -3.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -1.27% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. In includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 2000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                         CLASS A   CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price              5.75%/1   4.00%     1.00%     1.00%
  Load imposed on purchases               5.75%/1   None      None      None
  Maximum deferred sales charge (load)    None/2    4.00%/3   1.00%     1.00%
  Redemption fee on shares sold within    2.00%     None      2.00%     2.00%
  7 calendar days following their
  purchase date/4

Please see "Choosing a Share Class" on page 77 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                         CLASS A   CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Management fees                           0.47%     0.47%     0.47%     0.47%
Distribution and service (12b-1) fees     0.24%     1.00%     1.00%     0.50%
Other expenses                            0.44%     0.44%     0.44%     0.44%
                                       ---------------------------------------
Total annual Fund operating expenses      1.15%     1.91%     1.91%     1.41%

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 82) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------
If you sell your shares at the
end of the period:
Class A                              $685/1    $919     $1,172      $1,892
Class B                              $594      $900     $1,232      $2,035/2
Class C                              $294      $600     $1,032      $2,233
Class R                              $244      $446     $771        $1,691
If you do not sell your shares:
Class B                              $194      $600     $1,032      $2,035/2
Class C                              $194      $600     $1,032      $2,233
Class R                              $144      $446     $771        $1,691

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

MICHAEL MCCARTHY, SENIOR VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1992.

ZACK PERRY CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Perry has been an assistant manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1995.

BRAD CARRIS, PORTFOLIO MANAGER OF ADVISERS
Mr. Carris has been an assistant manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets.
For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.47% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the manager waived less than 0.01% of its fees. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year           10.55      7.46      9.79     10.27     10.00
                                           ---------------------------------------------------
  Net investment loss/ 1                      (.09)     (.07)     (.06)     (.06)     (.04)
  Net realized and unrealized gains
   (losses)                                    .17      3.16     (2.27)     (.42)      .31
                                           ---------------------------------------------------
Total from investment operations               .08      3.09     (2.33)     (.48)      .27
                                           ---------------------------------------------------
Redemption fees                                  -/3       -         -         -         -
                                           ----------------------------------------------------
Net asset value, end of year                 10.63     10.55      7.46      9.79     10.27
                                           ====================================================
Total return (%)/2                             .76     41.42    (23.80)    (4.67)     2.70

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        765,216   908,599   696,642 1,076,341   456,452
Ratios to average net assets: (%)
  Expenses                                    1.15      1.08      1.32      1.21      1.32
  Net investment loss                         (.84)     (.70)     (.76)     (.63)     (.36)
Portfolio turnover rate (%)                  46.35     47.08     34.99     41.31     74.97


CLASS B                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year           10.27      7.33      9.66     10.20     10.00
                                           ---------------------------------------------------
  Net investment loss/1                       (.17)     (.15)     (.10)     (.12)     (.11)
   Net realized and  unrealized gains
  (losses)                                     .16      3.09     (2.23)     (.42)      .31
                                           ---------------------------------------------------
Total from investment operations              (.01)     2.94     (2.33)     (.54)      .20
                                           ---------------------------------------------------
Redemption fees                                  -/3       -         -         -         -
                                           ---------------------------------------------------
Net asset value, end of year                 10.26     10.27      7.33      9.66     10.20
                                           ===================================================
Total return (%)/2                            (.10)    40.11    (24.12)    (5.29)     2.00

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        105,070   122,004    96,077   145,217   104,640
Ratios to average net assets: (%)
  Expenses                                    1.91      1.92      1.97      1.86      1.97
  Net investment loss                        (1.60)    (1.54)    (1.41)    (1.26)    (1.03)
Portfolio turnover rate (%)                  46.35     47.08     34.99     41.31     74.97


CLASS C                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year           10.27      7.33      9.67     10.21     10.00
                                           ---------------------------------------------------
  Net investment loss/1                       (.17)     (.15)     (.10)     (.12)     (.11)
  Net realized and  unrealized gains           .17      3.09     (2.24)     (.42)      .32
  (losses)                                 ---------------------------------------------------
Total from investment operations                 -      2.94     (2.34)     (.54)      .21
                                           ---------------------------------------------------
Redemption fees                                  -/3       -         -         -         -
Net asset value, end of year                 10.27     10.27      7.33      9.67     10.21
                                           ====================================================
Total return (%)/2                               -     40.11    (24.20)    (5.29)     2.10

Ratios/supplemental data
Net assets, end of year ($ x 1,000)        164,117   200,037   163,466   249,188   158,053
Ratios to average net assets: (%)
  Expenses                                    1.91      1.92      1.97      1.86      1.97
  Net investment loss                        (1.60)    (1.54)    (1.41)    (1.26)    (1.03)
Portfolio turnover rate (%)                  46.35     47.08     34.99     41.31     74.97


CLASS R                                                    YEAR ENDED APRIL 30,
-----------------------------------------------------------------------------------
                                             2005       2004     2003     2002/4
-----------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year           10.49      7.45      9.79      9.88
                                           ----------------------------------------
  Net investment loss/1                       (.12)     (.10)     (.07)     (.03)
  Net realized and unrealized gains
   (losses)                                    .17      3.14     (2.27)     (.06)
                                           ----------------------------------------
Total from investment operations               .05      3.04     (2.34)     (.09)
                                           ----------------------------------------
Redemption fees                                  -/3       -         -         -
                                            ---------------------------------------
Net asset value, end of year                 10.54     10.49      7.45      9.79
                                           =========================================
Total return (%)/2                             .48     40.81    (23.90)     (.91)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)          4,392     4,542     2,562       492
Ratios to average net assets: (%)
  Expenses                                    1.41      1.42      1.47      1.36/5
  Net investment loss                        (1.10)    (1.04)     (.91)     (1.05)/5
Portfolio turnover rate (%)                  46.35     47.08     34.99     41.31

1. Based on average daily shares outstanding.
2. Total return does not include sales charges and is not annualized.
3. Amount is less than $.01 per share.
4. For the period January 1, 2002 (effective date) to April 30, 2002.
5. Annualized.


FRANKLIN SMALL-MID CAP GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap and mid cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, mid cap companies are companies with market capitalizations not exceeding $8.5 billion and small cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds the small or mid cap measures described above.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests most of its assets in common stocks of mid and small cap U.S. companies.
[End callout]

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including health care technology and electronic technology).


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

SECTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

HEALTH TECHNOLOGY COMPANIES. The health technology industry is subject to extensive government regulation. This industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the health technology industry. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

ELECTRONIC TECHNOLOGY COMPANIES. These companies also face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

LIQUIDITY

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[insert bar chart]

42.20%  27.07%  15.78%  -0.02%  97.08%  -9.80%  -20.53%  -29.58%  37.68%  13.04%
-------------------------------------------------------------------------------
 95       96     97       98       99     00      01      02     03         04
                                      YEAR

Best Quarter:                   Q4 '99             59.78%
Worst Quarter:                   Q3 '01             -25.14%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004


                                                  1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class A/2
Return Before Taxes                                6.55%   -5.83%      11.81%
Return After Taxes on Distributions                6.55%   -5.93%      10.98%
Return After Taxes on Distributions and
Sale of Fund Shares                                4.26%   -4.92%       9.99%
S&P 500 Index/3                                   10.87%   -2.30%      12.07%
Russell Midcap Growth Index/4                     23.71%   13.48%      15.72%
(indices reflect no deduction for fees, expenses, or taxes)


                                                             Since
                                                            Inception
                                                  1 Year    (7/1/02)
--------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class B/2     8.22%   12.67%
S&P 500 Index/3                                   10.87%   10.37%
Russell Midcap Growth Index/4                     23.71%   17.29


                                                                      Since
                                                                     Inception
                                                  1 YEAR   5 YEARS   (10/2/95)
-------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class C/2    11.25%   -5.42%       8.69%
S&P 500 Index/3                                   10.87%   -2.30%       9.97%
Russell Midcap Growth Index/4                     23.71%   13.48%      13.92%



                                                  1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class R/2,5  11.78%   -4.96%      12.15%
S&P 500 Index/3                                   10.87%   -2.30%      12.07%
Russell Midcap Growth Index/4                     23.71%   13.48%      15.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was 0.15% for Class A. 2.Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                          Class A   Class B   Class C  Class R
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price              5.75%/1    4.00%     1.00%    1.00%
  Load imposed on purchases               5.75%/1    None      None     None
  Maximum deferred sales charge (load)    None/2     4.00%/3   1.00%    1.00%
  Redemption fee on shares sold within    2.00%      None      2.00%    2.00%
  7 calendar days following their
  purchase date4/

Please see "Choosing a Share Class" on page 77 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                        Class A    Class B   Class C   Class R
-------------------------------------------------------------------------------
Management fees/5                        0.46%     0.46%     0.46%     0.46%
Distribution and service (12b-1) fees    0.25%     1.00%     1.00%     0.50%
Other expenses                           0.27%     0.27%     0.27%     0.27%
                                        ---------------------------------------
Total annual Fund operating expenses/5   0.98%     1.73%     1.73%     1.23%
                                        ---------------------------------------
Management fee reduction/5              -0.01%    -0.01%    -0.01%    -0.01%
                                        ---------------------------------------
Net annual Fund operating expenses/5     0.97%     1.72%     1.72%     1.22%
                                        =======================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 82) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR    3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------------------------------
If you sell your shares at the
end of the period:
Class A                             $668/1     $866     $1,080     $1,696
Class B                             $575       $842     $1,133     $1,831/2
Class C                             $275       $542     $933       $2,030
Class R                             $224       $387     $670       $1,477
If you do not sell your shares:
Class B                             $175       $542     $933       $1,831/2
Class C                             $175       $542     $933       $2,030
Class R                             $124       $387     $670       $1,477

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since 1992. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1987.

MICHAEL MCCARTHY, SENIOR VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been an assistant manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

JAMES CROSS,  VICE PRESIDENT OF ADVISERS
Mr. Cross has been an assistant manager of the Fund since April 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets.
For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                                              YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year           29.69     23.14     28.85     34.15     45.48
                                           ------------------------------ --------------------
 Net investment income (loss)/1               (.08)     (.14)     (.09)     (.06)      .12
 Net realized and  unrealized gains
  (losses)                                    1.70      6.69     (5.62)    (5.16)   (10.98)
                                          ------------------------------ --------------------
Total from investment operations              1.62      6.55     (5.71)    (5.22)   (10.86)
                                          ------------------------------ --------------------
 Distributions from net investment income        -         -         -      (.08)     (.24)
 Distributions from net realized gains           -         -         -         -      (.23)
                                          ------------------------------ --------------------
Total distributions                              -         -         -      (.08)     (.47)
                                          ------------------------------ --------------------
Redemption fees                                  -/3       -/3       -         -         -
                                          ------------------------------ --------------------
Net asset value, end of year                 31.31     29.69     23.14     28.85     34.15
                                          ------------------------------ --------------------
Total return (%)/2                            5.46     28.31    (19.79)   (15.28)   (24.00)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)      6,636,792 7,355,269 5,791,141 7,784,125 9,606,125
Ratios to average net assets: (%)
 Expenses                                     .97        .98      1.02       .89       .86
 Net investment income (loss)                (.27)      (.51)     (.41)     (.18)      .29
Portfolio turnover rate (%)                 42.96      52.84     36.47     47.38     27.23



CLASS B                                                                 YEAR ENDED APRIL 30,
-----------------------------------------------------------------------------------------------
                                                                 2005      2004      2003/4
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                               29.28     23.00     24.33
                                                               --------------------------------
  Net investment loss/1                                           (.31)     (.36)     (.23)
  Net realized and   unrealized gains (losses)                    1.68      6.64     (1.10)
                                                               --------------------------------
Total from investment operations                                  1.37      6.28     (1.33)
                                                               --------------------------------
Redemption fees                                                      -/3       -/3       -
                                                               --------------------------------
Net asset value, end of year                                     30.65     29.28     23.00
                                                               ================================
Total return (%)/         2                                       4.68     27.30     (5.47)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)                             31,733    26,161     7,601
Ratios to average net assets: (%)
  Expenses                                                        1.72      1.73      1.77/5
  Net investment loss                                            (1.02)    (1.26)    (1.16)/5
Portfolio turnover rate (%)                                      42.96     52.84     36.47


CLASS C                                                           YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          28.49      22.37     28.09     33.41     44.58
                                          ----------------------------------------------------
  Net investment loss/1                      (.31)      (.34)     (.26)     (.27)     (.19)
  Net realized and unrealized gains
  (losses)                                   1.64       6.46     (5.46)    (5.05)   (10.75)
                                          ----------------------------------------------------
Total from investment operations             1.33       6.12     (5.72)    (5.32)   (10.94)
                                          ----------------------------------------------------
Less distributions from net realized
gains                                           -          -         -         -      (.23)
                                          ----------------------------------------------------
Redemption fees                                 -/3        -/3       -         -         -
                                          ----------------------------------------------------
Net asset value, end of year                29.82      28.49     22.37     28.09     33.41
                                          ====================================================
Total return (%)/2                           4.67      27.36    (20.36)   (15.92)   (24.61)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)       654,549    762,602   639,524   948,940 1,263,169
Ratios to average net assets: (%)
  Expenses                                   1.72       1.71      1.77      1.64      1.61
  Net investment loss                       (1.02)     (1.24)    (1.16)     (.92)     (.45)
Portfolio turnover rate (%)                 42.96      52.84     36.47     47.38     27.23

CLASS R                                                                 YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                                        2005     2004      2003      2002/6
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                     29.50     23.06     28.81     31.16
                                                     -----------------------------------------
  Net investment loss/1                                 (.15)     (.22)     (.17)     (.12)
  Net realized and unrealized gains (losses)            1.69      6.66     (5.58)    (2.23)
                                                     -----------------------------------------
Total from investment operations                        1.54      6.44     (5.75)    (2.35)
                                                     -----------------------------------------
Redemption fees                                            -/3       -/3       -         -
                                                     -----------------------------------------
Net asset value, end of year                           31.04     29.50     23.06     28.81
                                                     =========================================
Total return (%)/2                                      5.22     27.93    (19.96)    (7.54)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)                   54,139    41,404    15,309     1,253
Ratios to average net assets: (%)
  Expenses                                              1.22      1.23      1.27      1.14/5
  Net investment loss                                   (.52)     (.76)     (.66)    (1.26)/5
Portfolio turnover rate (%)                            42.96     52.84     36.47     47.38

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Amount is less than $.01 per share.
4. For the period July 1, 2002 (effective date) to April 30, 2003.
5. Annualized.
6. For the period January 1, 2002 (effective date) to April 30, 2002.

ADDITIONAL MANAGEMENT INFORMATION

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to ~securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC's December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). Sales of Fund shares. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

Each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A                      CLASS C                   CLASS R
------------------------------------------------------------------------------
o Initial sales charge      o No initial sales         o No initial sales
  of 5.75% or less            charge                     charge

o Deferred sales charge     o Deferred sales charge    o Except for certain
  of 1% on purchases of       of 1% on shares you        Employer Sponsored
  $1 million or more sold     sell within 12 month       Retirement Plans,
  within 18 months                                       deferred sales charge
                                                         of 1% on shares you
                                                         sell within 18 months
                                                         (charged at plan level
                                                         based on initial
                                                         investment)

o Lower annual expenses     o Higher annual expenses   o Higher annual expenses
  than Class B, C or R        than Class A due to        than Class A due to
  due to lower                higher distribution        higher distribution
  distribution fees           fees. No conversion to     fees (lower than Class
                              Class A shares, so         B and Class C). No
                              annual expenses do not     conversion to Class A
                              decrease.                  shares, so annual
                                                         expenses do not
                                                         decrease.


SALES CHARGES - CLASS A

                                   the sales charge
                                  makes up this % of     which equals this % of
when you invest this amount       the offering price*     your net investment*
-------------------------------------------------------------------------------
Under $50,000                          5.75                    6.10
$50,000 but under $100,000             4.50                    4.71
$100,000 but under $250,000            3.50                    3.63
$250,000 but under $500,000            2.50                    2.56
$500,000 but under $1 million          2.00                    2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/fund_perf /pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o You, individually;

o Your spouse or domestic partner, as recognized by applicable state law;

o You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account not to include retirement plans for your solely owned business or the solely owned business of your spouse or domestic partner on which you or your spouse or domestic partner are the authorized signer); that are

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of a Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 79), you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 85).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Aggressive Growth Fund and Small Cap Fund II to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. For Flex Cap Fund and Small-Mid Cap Fund, Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

if you sell your shares within this     this % is deducted from
many years after buying them            your proceeds as a CDSC
-------------------------------------------------------------------------
1 Year                                                4
2 Years                                               4
3 Years                                               3
4 Years                                               3
5 Years                                               2
6 Years                                               1
7 Years                                               0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 85). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 85).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

o Employer Sponsored Retirement Plans

o Any trust or plan  established  as part of a qualified  tuition  program under
  Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans (as defined below under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below)

DISTRIBUTION AND SERVICE (12B-1) FEES
Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 97 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by a Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or a Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment will be subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

BUYING SHARES

Effective July 9, 2002, the Small Cap Growth Fund II is closed to new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans and wrap programs with an existing account with full investment discretion may be able to add new participants. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

MINIMUM INVESTMENTS
------------------------------------------------------------------------------
                                                           Initial
------------------------------------------------------------------------------
Regular accounts                                           $1,000
------------------------------------------------------------------------------
Automatic investment plans                                 $50
------------------------------------------------------------------------------
UGMA/UTMA accounts                                         $100
------------------------------------------------------------------------------
Employer Sponsored Retirement Plans                        no minimum
------------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education Savings
Plans or Roth IRAs                                         $250
------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs              $250
------------------------------------------------------------------------------
Current and former full-time employees, officers,
trustees and  irectors of Franklin Templeton entities,
and their family members                                  $100
------------------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 90). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
--------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT                      Contact your investment         Contact your investment
REPRESENTATIVE                  representative                  representative
--------------------------------------------------------------------------------------------------
                                If you have another Franklin    Before requesting a telephone
                                Templeton fund account with     or online purchase into any
BY PHONE/ONLINE                 your bank account information   existing account, please make
                                on file, you may open a new     sure we have your bank account
(Up to $100,000 per             account my phone. At this       information on file. If we do
shareholder per day)            time, a new account may not     not have this information, you
                                be opened online.               will need to send written
1-800/632-2301                                                  instructions with your bank's
                                To make a same day investment   name and address and a voided
franklintempleton.com           your phone order must be        check or savings account deposit
                                received and accepted by us     slip. If the bank and Fund
Note: (1) certain account       by 1:00 p.m. Pacific time or    accounts do not have at least
types are not available         the close of the New York       one common owner, your written
for online account access       Stock Exchange, whichever is    request must be signed by ALL
and (2) the amount may be       earlier.                        fund AND bank account owners,
higher for members of                                           and each individual must have
Franklin Templeton VIP                                          his or her signature guaranteed.
Services/TM. Please
see page 93 for more
information regarding                                           To make a same day  investment,
eligibility.                                                    your phone or online order must
                                                                be received and accepted by us
                                                                by 1:00 p.m. Pacific time or
                                                                the close of the New York Stock
                                                                Exchange, whichever is earlier.
---------------------------------------------------------------------------------------------------
                                Make your check payable to      Make your check payable to the
                                the Fund.                       Fund. Include your account number
BY MAIL                                                         on the check.

                                Mail the check and your
                                signed application to           Fill out the deposit slip from
                                Investor Services.              your account statement. If you do
                                                                not have a slip, include a note
                                                                with your name, the Fund name, and
                                                                 your account number.

                                                                Mail the check and deposit slip or
                                                                 note to Investor Services.
----------------------------------------------------------------------------------------------------
                                Call  to receive a wire         Call to receive a wire control
                                control number and wire         number and wire instructions.
BY WIRE                         instructions.

1-800/632-2301                  Wire the funds and mail your    To make a same day wire investment,
or 1-650/312-2000               signed application to           the wired funds must be received
collect)                        Investor Services. Please       and accepted by us by 1:00 p.m.
                                include the wire control        Pacific time or the close of the
                                number or your new account      New York Stock Exchange, whichever
                                account number on the           is earlier.
                                application.

                                To make a same day wire
                                investment, the wired funds
                                must be received and accepted
                                by us by 1:00 p.m. Pacific
                                time or the close of the New
                                York Stock Exchange, whichever
                                is earlier.
------------------------------------------------------------------------------------------------------
                                Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                     1-800/632-2301, or send         1-800/632-2301, or send signed
                                signed written instructions.     written instructions. You also may
                                You also may place an           place an online exchange order.
                                online exchange order. The
franklintempleton.com           automated telephone system      (Please see page 97 for information
                                cannot be used to open a        on exchanges.)
                                new account.

                                (Please see page 97 for
                                information on exchanges.)
--------------------------------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 87) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES                1-800/632-2301
ADVISOR SERVICES                    1-800/524-4040
RETIREMENT SERVICES                 1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

Retirement Plans
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP Services/TM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton
VIP   Services/TM  shareholders enjoy  enhanced service and  transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that for the Small Cap Growth Fund II, if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services/TM. Please see page 93 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------------------
To sell some or all of your shares
-------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT         Contact your investment representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                                Send written instructions and endorsed share
BY  MAIL                        certificates (if you hold share certificates) to
                                Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                A check will be mailed to the name(s) and
                                address on the account, or otherwise according
                                to your written instructions.
-------------------------------------------------------------------------------
                                As long as your transaction is for $100,000 or
BY PHONE/ONLINE                 less, you do not hold share certificates and
                                you have not changed your address by phone or
1-800/774-9697                  online within the last 15 days, you can sell
franklintempleton.com           your shares by phone or online. The amount may
                                be higher for members of Franklin Templeton VIP
                                Services/TM. Please see page 47 for more information regarding eligibility.

                                A check will be mailed to the name(s) and
                                address on the account. Written instructions,
                                with a signature guarantee, are required to
                                send the check to another address or to make it
                                payable to another person.
-------------------------------------------------------------------------------
                                You can call, write or visit us online to have
BY ELECTRONIC FUNDS             redemption proceeds sent to a bank account. See
TRANSFER (ACH)                  the policies at left for selling shares by mail,
                                phone, or online.

                                Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                                If we receive your request in proper form by
                                1:00 p.m. Pacific time, proceeds sent by ACH
                                generally will be available within two to three
                                business days.
-------------------------------------------------------------------------------
                                Obtain a current prospectus for the fund you are
BY  EXCHANGE                    considering. Prospectuses are available online
                                at franklintempleton.com.

                                Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                                If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees have adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." Each Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce its Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to each Fund's Market Timing Trading Policy;
o imposing a redemption fee for short-term trading; and
o seeking the cooperation of financial intermediaries to assist each Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, a Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). Each Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.
Security Valuation - Foreign Securities - Computation of U.S. Equivalent Value

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 91).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o Purchase Fund shares by debiting a bank account that may be owned by you; and
o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserve certain rights, including:

     o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.
     o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
     o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
     o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
     o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect a Fund.
     o In unusua circumstances we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
     o For redemptions over a certain amount, each Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
     o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
     o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by each Fund's transfer agent from payments it receives under its agreement with the Fund.

                                CLASS A          CLASS B    CLASS C   CLASS R
-------------------------------------------------------------------------------
Commission (%)                     -                -       1.00/4     1.00/6
Investment under $50,000         5.00               -          -          -
$50,000 but under $100,000       3.75               -          -          -
$100,000 but under $250,000      2.80               -          -          -
$250,000 but under $500,000      2.00               -          -          -
$500,000 but under $1 million    1.60               -          -          -
$1 million or more               up to 1.00/1       -          -          -
12b-1 fee to dealer              0.25/1,2        0.25/3     1.00/5     0.35/6

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans./1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by each Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Aggressive Growth Fund and Small Cap Fund II may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 or distribution fees received from the Funds and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                         HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER         MONDAY THROUGH FRIDAY)
------------------------------------- ---------------------------- ------------
SHAREHOLDER SERVICES           1-800/632-2301         5:30 a.m. to 5:00 p.m.
FUND INFORMATION               1-800/DIAL BEN(R)      5:30 a.m. to 5:00 p.m.
                              (1-800/342-5236)
RETIREMENT SERVICES            1-800/527-2020         5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES               1-800/524-4040         5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES         1-800/321-8563         6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIREd)         1-800/851-0637         5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM     1-800/632-2301         (around-the-clock access)
                               1-800/524-4040
                               1-800/527-2020






FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

[GAIN FROM OUR PERSPECTIVE(R)]












Investment Company Act file #811-6243               FSS1 P 09/05








September 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS

Advisor class


Franklin Strategic Series
Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund



CONTENTS

         THE FUNDS

[Begin callout]
Information about each Fund you should know before investing
[End callout]

Franklin Aggressive Growth Fund          2
Franklin Flex Cap Growth Fund           15
Franklin Small Cap Growth Fund II       29
Franklin Small-Mid Cap Growth Fund      41
Additional Management Information       54
Distributions and Taxes                 58

         YOUR ACCOUNT
[Begin callout]
Information about sales charges, account transactions and services
[End callout]

Qualified Investors                     61
Buying Shares                           63
Investor Services                       66
Selling Shares                          70
Exchanging Shares                       73
Account Policies                        80
Questions                               85

         FOR MORE INFORMATION

[Begin callout]
Where to learn more about each Fund
[End callout]

Back Cover

Information about each Fund you should know before investing


Information about

qualified investors, account transactions and services


Where to learn more about each Fund


FRANKLIN AGGRESSIVE GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests substantially in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. A substantial portion of the Fund's investments is in smaller and midsize companies. In addition, a small portion of the Fund's assets may be invested in foreign securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

AGGRESSIVE GROWTH STYLE INVESTING

The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development and may assume favorable economic conditions. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term, and they may be more negatively affected than other companies by market or economic downturns.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact of the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS  - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

PORTFOLIO TURNOVER

Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[INSERT BAR GRAPH]

-25.57%    -22.35%    -35.57%    44.34%     17.69%
------------------------------------------------------
  00          01         02        03         04
                       YEAR



Best Quarter:     Q4 '01   32.13%
Worst Quarter:    Q4 '00   -36.86%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                                SINCE
                                                             INCEPTION
                                         1 YEAR   5 YEARS    (6/23/99)
-------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Advisor Class
Return Before Taxes                      17.69%   -8.75%      8.31%
Return After Taxes on Distributions      17.69%   -8.75%      8.12%
Return After Taxes on Distributions
and Sale of Fund Shares                  11.50%   -7.22%      7.13%
S&P 500 Index/2                          10.87%   -2.30%     -0.52%
Russell 3000 Growth Index/3               6.93%   -8.87%     -4.57%
(indices reflect no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was -3.16% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         ADVISOR CLASS
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             None

Redemption fee on shares sold within 7 calendar
days following their purchase date/1                         2.00%


ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                         ADVISOR CLASS
------------------------------------------------------------------------------
Management fees/2                                            0.50%
Distribution and service (12b-1) fees                        None
Other expenses                                               0.74%
                                                          ------------
Total annual Fund operating expenses/2                       1.24%
                                                          ------------
Management fee reduction/2                                  -0.02%
                                                          ------------
Net annual Fund operating expenses/2                         1.22%
                                                          ============

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR   3 YEARS  5 YEARS 10 YEARS
                --------------------------------------
                  $124     $387     $670    $1,477

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

ROBERT DEAN CFA, Vice President of Advisers
Mr. Dean has been a manager of the Fund since March 2004. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1995.

CONRAD B. HERRMANN CFA, Senior Vice President of Advisers
Mr. Herrmann has been an assistant manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



ADVISOR CLASS                                                      YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005      2004     2003       2002       2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of period        12.77       9.62     12.51     15.40     25.31
                                           ---------------------------------------------------
 Net investment loss/1                       (.10)      (.11)     (.10)     (.10)     (.09)
 Net realized and unrealized gains (losses)   .91       3.26     (2.79)    (2.79)    (9.81)
                                           ----------------------------------------------------
Total from investment operations              .81       3.15      (2.89)   (2.89)    (9.90)
                                           ----------------------------------------------------
Distributions from net realized gains           -          -          -        -      (.01)
Redemption fees                                 -/2        -          -        -         -
                                           ----------------------------------------------------
Net asset value, end of period              13.58      12.77       9.62    12.51     15.40
                                           =====================================================
Total return (%)                             6.34      32.74     (23.10)  (18.77)   (39.13)

Ratios/supplemental data
Net assets, end of period ($ x 1,000)       22,731    22,374     17,369   10,839    22,276
Ratios to average net assets: (%)
 Expenses                                     1.22      1.29       1.48     1.25      1.00
 Expenses excluding waiver and payments
  by affiliate                                1.22      1.29       1.48     1.18      0.90
 Net investment loss                          (.76)     (.93)     (1.03)    (.77)     (.42)
Portfolio turnover rate (%)                 157.48    114.66      93.49   120.87    157.74


1. Based on average daily shares outstanding.
2. Amount is less than $.01 per share.


FRANKLIN FLEX CAP GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies.

A substantial portion of the Fund's investments may be in smaller and mid-size companies. The Fund may also invest a substantial portion of its assets in equity securities of companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the state of California.

[Begin callout]
The Fund invests substantially in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

When suitable opportunities are available, the Fund may invest in initial public offerings of securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager considers sectors that have growth potential and fast growing, innovative companies within these sectors. In evaluating sector weightings in the Fund's investment portfolio, the manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000(R) Growth Index. The Fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology, health care technology and financial services.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. In addition, rising interest rates generally have a dampening effect on the stock market.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CALIFORNIA

Since a substantial portion of the Fund's investments may be in equity securities of California companies, the Fund's performance is dependent on economic, political and other conditions within California.

SECTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

SECTOR FOCUS - FINANCIAL SERVICES COMPANIES

The Fund may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the Fund's investments and its performance. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the Fund's investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years. The table shows how the Fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[INSERT BAR GRAPH]

47.63%  30.43%  15.71%  10.72%  95.17%  -7.04%  -23.23%  -24.94%  40.48%  13.05%
-------------------------------------------------------------------------------
  95      96     97      98      99       00      01       02      03       04
                                      YEAR

Best Quarter:     Q4 '99   56.36%
Worst Quarter:    Q1 '01   -25.99%

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                  1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund - Advisor Class/2
Return Before Taxes                               13.05%    -3.18%     15.14%
Return After Taxes on Distributions               13.05%    -3.48%     14.00%
Return After Taxes on Distributions and
Sale of Fund Shares                                8.48%    -2.78%     12.89%
S&P 500 Index/3                                   10.87%    -2.30%     12.07%
Russell 3000 Growth Index/4                        6.93%    -8.87%      9.30%
(indices reflect no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was -2.75% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Effective August 2, 2004, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 2, 2004, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 2, 2004, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES  (fees paid directly from your investment)

                                                           ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases              None
Redemption fee on shares sold within 7 calendar
days following their purchase date1                           2.00%

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)/2

                                                           ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees/3                                               0.46%
Distribution and service (12b-1) fees                           None
Other expenses                                                  0.27%
                                                             -----------
Total annual Fund operating expenses                            0.73%
                                                             -----------
Management fee reduction/3                                     -0.02%
                                                             -----------
Net annual Fund operating expenses                              0.71%
                                                             ===========

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The Fund began offering Advisor Class shares on August 2, 2004. Annual Fund operating expenses are annualized.
3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR   3 YEARS  5 YEARS 10 YEARS
                --------------------------------------
                  $73      $227     $395    $883

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

MATT MOBERG CPA, Vice President of Advisers
Mr. Moberg has been a manager of the Fund since 2000. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1998.

CONRAD B. HERRMANN CFA, Senior Vice President of Advisers
Mr. Herrmann has been an assistant manager of the Fund since 1993, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

RAYMOND CHAN CFA, Portfolio Manager of Advisers
Mr. Chan has been an assistant manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.44% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                           PERIOD ENDED APRIL 30,
-----------------------------------------------------------------
                                                2005/3
-----------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year              33.35
                                              ---------
 Net investment loss/1                           (.01)
 Net realized and unrealized gains               1.98
                                              ----------
Total from investment operations                 1.97
                                              ----------
Redemption fees                                     -/4
                                              ----------
Net asset value, end of year                    35.32
                                              ==========
Total return (%)/2                               5.91

Ratios/supplemental data
Net assets, end of year ($ x 1,000)            71,193
Ratios to average net assets: (%)
 Expenses                                         .71/5
 Net investment loss                             (.04)/5
Portfolio turnover rate (%)                      41.91

1. Based on average daily shares outstanding.
2. Total return is not annualized.
3. For the period August 2, 2004 (effective date) to April 30, 2005.
4. Amount is less than $.01 per share.
5. Annualized.




FRANKLIN SMALL CAP GROWTH FUND II

Effective July 9, 2002, the Fund is closed to new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans and wrap programs with an existing account with full investment discretion may be able to add new participants.

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, small cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small cap measures.

[Begin callout] The Fund invests most of its assets in common stocks of small cap U.S. companies. [End callout]

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SeCTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. Conversely, the performance of the Fund may be negatively impacted by limiting its exposure to certain sectors, such as biotechnology, should such sectors experience greater growth than the sectors in which the Fund more heavily invests.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY COMPANIES. These companies also face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

LIQUIDITY

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past four calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[INSERT BAR GRAPH]

        -3.03%  -26.99%    48.97%   11.30%
      --------------------------------------
          01      02        03        04
                     YEAR

Best Quarter:     Q4 '01   26.82%
Worst Quarter:    Q3 '01   -25.85%




AVERAGE ANNUAL TOTAL RETURNS           FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                                                             1 YEAR   (5/1/00)
-------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Advisor Class
Return Before Taxes                                           11.30%    4.02%
Return After Taxes on Distributions                           11.30%    4.02%
Return After Taxes on Distributions and Sale of Fund Shares    7.34%    3.45%
S&P 500 Index/2                                               10.87%   -2.29%
Russell 2000 Growth Index/3                                   14.31%   -3.46%
(indices reflect no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was -1.16% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The unmanaged Russell 2000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        ADVISOR CLASS
--------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases            None
Redemption fee on shares sold within 7 calendar days
following their purchase date/1                             2.00%

ANNUAL FUND OPERATING EXPENSES       (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        ADVISOR CLASS
--------------------------------------------------------------------------
Management fees                                             0.47%
Distribution and service (12b-1) fees                        None
Other expenses                                              0.44%
                                                        -------------
Total annual Fund operating expenses                        0.91%
                                                        ==============

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR   3 YEARS  5 YEARS 10 YEARS
                -------------------------------------
                  $93      $290     $504    $1,120

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

MATT MCCARTHY, Senior Vice President of Advisers

Mr. McCarthy has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1992.

ZACK PERRY CFA, Portfolio Manager of Advisers

Mr. Perry has been an assistant manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1995.

BRAD CARRIS, Portfolio Manager of Advisers

Mr. Carris has been an assistant manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.47% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the manager waived less than 0.01% of its fees. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

Financial Highlights

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                                      YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005       2004     2003       2002       2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          10.69       7.55      9.86     10.31     10.00
                                          ----------------------------------------------------
 Net investment loss/1                       (.07)      (.05)     (.03)     (.03)     (.01)
 Net realized and unrealized gains
 (losses)                                     .17       3.19     (2.28)     (.42)      .32
                                          ----------------------------------------------------
Total from investment operations              .10       3.14     (2.31)     (.45)      .31
                                          ----------------------------------------------------
Redemption fees                                 -/2        -         -         -         -
                                          ----------------------------------------------------
Net asset value, end of year                10.79      10.69      7.55      9.86     10.31
                                          ====================================================
Total return (%)                              .94      41.59    (23.43)    (4.36)     3.10

Ratios/supplemental data
Net assets, end of year ($ x 1,000)       235,101    211,271   135,529   157,653    55,606
Ratios to average net assets: (%)
 Expenses                                     .91        .92       .97       .86       .97
 Net investment loss                         (.60)      (.54)     (.41)     (.28)     (.05)
Portfolio turnover rate (%)                 46.35      47.08     34.99     41.31     74.97

1. Based on average daily shares outstanding.
2. Amount is less than $.01 per share.





FRANKLIN SMALL-MID CAP GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap and mid cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, mid cap companies are companies with market capitalizations not exceeding $8.5 billion and small cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds the small or mid cap measures described above.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests most of its assets in common stocks of mid and small cap U.S. companies.
[End callout]

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including health care technology and electronic technology).

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

SECTOR FOCUS - TECHNOLOGY COMPANIES

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

HEALTH TECHNOLOGY COMPANIES. The health technology industry is subject to extensive government regulation. This industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the health technology industry. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

ELECTRONIC TECHNOLOGY COMPANIES. These companies also face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

LIQUIDITY

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS1,2

[INSERT BAR GRAPH]


42.20%  27.07%  17.43%  0.35%   97.66%  -9.56%  -20.37% -29.42%  38.01%  13.34%
-------------------------------------------------------------------------------
 95      96      97      98      99       00      01      02      03      04
                                      YEAR

Best Quarter:     Q4 '99   59.91%
Worst Quarter:    Q3 '01   -25.12%

AVERAGE ANNUAL TOTAL RETURNS        FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Advisor Class/2
Return Before Taxes                                     13.34%  -4.48%   12.84%
Return After Taxes on Distributions                     13.34%  -4.62%   11.96%
Return After Taxes on Distributions and Sale of
Fund Shares                                              8.67%  -3.83%   10.92%
S&P 500 Index/3                                         10.87%  -2.30%   12.07%
Russell Midcap Growth Index/4                           23.71%  13.48%   15.72%
(indices reflect no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was 0.26% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.

2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        ADVISOR CLASS
-----------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases           None
Redemption fee on shares sold within 7 calendar days
following their purchase date/1                            2.00%

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                       ADVISOR CLASS
-----------------------------------------------------------------------
Management fees/2                                         0.46%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.27%
                                                        ----------
Total annual Fund operating expenses/2                    0.73%
                                                        ----------
Management fee reduction/2                               -0.01%
                                                        ----------
Net annual Fund operating expenses/2                      0.72%
                                                        ==========

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR   3 YEARS  5 YEARS 10 YEARS
                --------------------------------------
                  $74      $230     $401    $894

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

EDWARD B. JAMIESON, Executive Vice President of Advisers
Mr. Jamieson has been a manager of the Fund since 1992. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in February 1987.

MICHAEL MCCARTHY, Senior Vice President of Advisers
Mr. McCarthy has been an assistant manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

JAMES CROSS, Vice President of Advisers
Mr. Cross has been an assistant manager of the Fund since April 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                                      YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------
                                             2005      2004     2003       2002       2001
----------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year          29.99      23.32     29.00     34.37     45.74
                                          -----------------------------------------------------
 Net investment income (loss)/1                 -       (.07)     (.04)      .02       .23
 Net realized and unrealized gains
  (losses)                                   1.72       6.74     (5.64)    (5.20)   (11.06)
                                         ------------------------------------------------------
Total from investment operations             1.72       6.67     (5.68)    (5.18)   (10.83)
                                         ------------------------------------------------------
 Distributions from net investment
 income                                         -          -         -      (.19)     (.31)
 Distributions from net realized gains          -          -         -         -      (.23)
                                         -------------------------------------------------------
Total distributions                             -          -         -      (.19)     (.54)
                                         -------------------------------------------------------
Redemption fees                                 -/2        -/2       -         -         -
                                         -------------------------------------------------------
Net asset value, end of year                31.71      29.99     23.32     29.00    34.37
                                         =======================================================
Total return (%)                             5.74      28.60    (19.59)   (15.10)   (23.83)

Ratios/supplemental data
Net assets, end of year ($ x 1,000)       347,518    320,154   266,723   321,921   357,832
Ratios to average net assets: (%)
 Expenses                                     .72        .73       .77       .64       .61
 Net investment income (loss)                (.02)      (.26)     (.16)      .05       .54
Portfolio turnover rate (%)                 42.96      52.84      36.47    47.38     27.23

1. Based on average daily shares outstanding.
2. Amount is less than $.01 per share.

ADDITIONAL MANAGEMENT INFORMATION

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to ~securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC's December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

Each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.

o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the
  sale  of  Fund  shares  through  the  trading  platform.   Minimum  initial
  investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o Each series of the Franklin Templeton Fund Allocator Series. Minimum initial investment: $1,000.

[Begin callout]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust.
[End callout]

o Governments,   municipalities,   and   tax-exempt   entities  that  meet  the
  requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services. No initial minimum investment.

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust with at least $5 million in assets invested in Franklin Templeton funds may buy Advisor Class or Class Z shares.

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

BUYING SHARES

Effective July 9, 2002, the Small Cap Growth Fund II is closed to new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans and wrap programs with an existing account with full investment discretion may be able to add new participants. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 66). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
--------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT                      Contact your investment         Contact your investment
REPRESENTATIVE                  representative                  representative
--------------------------------------------------------------------------------------------------
                                If you have another Franklin    Before requesting a telephone
                                Templeton fund account with     or online purchase into any
BY PHONE/ONLINE                 your bank account information   existing account, please make
                                on file, you may open a new     sure we have your bank account
(Up to $100,000 per             account my phone. At this       information on file. If we do
shareholder per day)            time, a new account may not     not have this information, you
                                be opened online.               will need to send written
1-800/632-2301                                                  instructions with your bank's
                                To make a same day investment   name and address and a voided
franklintempleton.com           your phone order must be        check or savings account deposit
                                received and accepted by us     slip. If the bank and Fund
Note: (1) certain account       by 1:00 p.m. Pacific time or    accounts do not have at least
types are not available         the close of the New York       one common owner, your written
for online account access       Stock Exchange, whichever is    request must be signed by ALL
and (2) the amount may be       earlier.                        fund AND bank account owners,
higher for members of                                           and each individual must have
Franklin Templeton VIP                                          his or her signature guaranteed.
Services/TM. Please
see page 69 for more
information regarding                                           To make a same day  investment,
eligibility.                                                    your phone or online order must
                                                                be received and accepted by us
                                                                by 1:00 p.m. Pacific time or
                                                                the close of the New York Stock
                                                                Exchange, whichever is earlier.
---------------------------------------------------------------------------------------------------
                                Make your check payable to      Make your check payable to the
                                the Fund.                       Fund. Include your account number
BY MAIL                                                         on the check.

                                Mail the check and your
                                signed application to           Fill out the deposit slip from
                                Investor Services.              your account statement. If you do
                                                                not have a slip, include a note
                                                                with your name, the Fund name, and
                                                                 your account number.

                                                                Mail the check and deposit slip or
                                                                 note to Investor Services.
----------------------------------------------------------------------------------------------------
                                Call  to receive a wire         Call to receive a wire control
                                control number and wire         number and wire instructions.
BY WIRE                         instructions.

1-800/632-2301                  Wire the funds and mail your    To make a same day wire investment,
or 1-650/312-2000               signed application to           the wired funds must be received
collect)                        Investor Services. Please       and accepted by us by 1:00 p.m.
                                include the wire control        Pacific time or the close of the
                                number or your new account      New York Stock Exchange, whichever
                                account number on the           is earlier.
                                application.

                                To make a same day wire
                                investment, the wired funds
                                must be received and accepted
                                by us by 1:00 p.m. Pacific
                                time or the close of the New
                                York Stock Exchange, whichever
                                is earlier.
------------------------------------------------------------------------------------------------------
                                Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                     1-800/632-2301, or send         1-800/632-2301, or send signed
                                signed written instructions.     written instructions. You also may
                                You also may place an           place an online exchange order.
                                online exchange order. The
franklintempleton.com           automated telephone system      (Please see page 73 for information
                                cannot be used to open a        on exchanges.)
                                new account.

                                (Please see page 73 for
                                information on exchanges.)
--------------------------------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES       1-800/632-2301
ADVISOR SERVICES           1-800/524-4040
RETIREMENT SERVICES        1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP Services/TM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services/TM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that for the Small Cap Growth Fund II, if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]

A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

 o you are selling more than $100,000 worth of shares
 o you want your proceeds paid to someone who is not a registered owner
 o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 69 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------------
To sell some or all of your shares
-------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT         Contact your investment representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                                Send written instructions and endorsed share
BY  MAIL                        certificates (if you hold share certificates) to
                                Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                A check will be mailed to the name(s) and
                                address on the account, or otherwise according
                                to your written instructions.
-------------------------------------------------------------------------------
                                As long as your transaction is for $100,000 or
BY PHONE/ONLINE                 less, you do not hold share certificates and
                                you have not changed your address by phone or
1-800/774-9697                  online within the last 15 days, you can sell
franklintempleton.com           your shares by phone or online. The amount may
                                be higher for members of Franklin Templeton VIP
                                Services/TM. Please see page 47 for more information regarding eligibility.

                                A check will be mailed to the name(s) and
                                address on the account. Written instructions,
                                with a signature guarantee, are required to
                                send the check to another address or to make it
                                payable to another person.
-------------------------------------------------------------------------------
                                You can call, write or visit us online to have
BY ELECTRONIC FUNDS             redemption proceeds sent to a bank account. See
TRANSFER (ACH)                  the policies at left for selling shares by mail,
                                phone, or online.

                                Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                                If we receive your request in proper form by
                                1:00 p.m. Pacific time, proceeds sent by ACH
                                generally will be available within two to three
                                business days.
-------------------------------------------------------------------------------
                                Obtain a current prospectus for the fund you are
BY  EXCHANGE                    considering. Prospectuses are available online
                                at franklintempleton.com.

                                Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                                If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
{End callout}

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

Fund exchange privilege changes/waiver. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees have adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." Each Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce its Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to each Fund's Market Timing Trading Policy;

o imposing a redemption fee for short-term trading; and

o seeking the cooperation of financial intermediaries to assist each Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, a Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). A Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If  you  choose,  you  may  receive  your  statements,   financial  reports  and
prospectuses   through   electronic   delivery  (please  see   "Telephone/Online
Privileges" on page 67).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/ online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserves certain rights, including:

o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Funds.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME                 TELEPHONE NUMBER        MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES            1-800/632-2301          5:30 a.m. to 5:00 p.m.
FUND INFORMATION                1-800/DIAL BEN(R)       5:30 a.m. to 5:00 p.m.
                                (1-800/342-5236)
RETIREMENT SERVICES             1-800/527-2020          5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES                1-800/524-4040          5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES          1-800/321-8563          6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)          1-800/851-0637          5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM      1-800/632-2301        (around-the-clock access)
                                1-800/524-4040
                                1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo(R)sec.gov.

[INSERT FRANKLIN TEMPLETON INVESTMENT LOGO]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

[GAIN FROM OUR PERSPECTIVE(R)]


Investment Company Act file #811-6243                       FSS1 PA 09/05










FRANKLIN STRATEGIC SERIES

Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund
Class A, B, C & R

STATEMENT OF ADDITIONAL INFORMATION
September 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks ........................... 2
Officers and Trustees .................................18
Fair Valuation and Liquidity...........................24
Proxy Voting Policies and Procedures...................24
Management and Other Services .........................26
Portfolio Transactions ................................30
Distributions and Taxes ...............................31
Organization, Voting Rights
 and Principal Holders ................................36
Buying and Selling Shares .............................38
The Underwriter .......................................44
Performance ...........................................47
Miscellaneous Information .............................50
Description of Ratings ................................51

-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------

                                                               FSS1 SAI 09/05

GOALS, STRATEGIES  AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE  GROWTH FUND
(AGGRESSIVE  GROWTH FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is capital appreciation.

The Fund  may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

3. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

FRANKLIN FLEX CAP GROWTH FUND (FLEX  CAP FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is capital appreciation.

The Flex Cap Fund  may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

2. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

4. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund's total assets would be invested in such companies.

5. Invest in securities for the purpose of exercising management or control of the issuer.

6. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

7. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).

8. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the Fund may, however, invest in marketable securities issued by real estate investment trusts.

9. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

10. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The Fund currently intends to limit these investments to no more than 10% of total assets.

3. The Fund may invest up to 20% of its total assets in debt securities. The Fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may invest in both rated and unrated debt securities. The Fund may buy securities that are rated at least B by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P() or unrated securities of comparable quality. The Fund will not invest more than 5% of its assets in securities rated below investment grade.

4. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Since the Fund may invest a substantial portion of its assets in California companies' equity securities, events and conditions in California are likely to affect the Fund's investments and its performance. These events may include changes in economic and political conditions within that state, which are unpredictable and can change at any time. For example, adverse economic conditions in Asia could lead to a drop in Californian exports, which would hurt the manufacturing, technology and other California industries dependent upon exports. Similarly, service sectors might be adversely affected by a drop in travel and turnover.

FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is long-term capital growth.

The Fund  may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2. The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

6. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

FRANKLIN  SMALL-MID CAP GROWTH FUND  (SMALL-MID CAP FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is long-term capital growth.

The Fund  may not:

1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

6. Invest in securities for the purpose of exercising management or control of the issuer;

7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3. The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

7. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Investments, techniques, strategies and  their risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

     "small portion"    less than 10%
     "portion"          10% to 25%
     "significant"      25% to 50%
     "substantial"      50% to 66%
     "primary"          66% to 80%
     "predominant"      80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund currently intends to limit these investments to no more than 5% of net assets. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividends (typically higher than common stock dividends), and non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants, stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities, or junk bonds, generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange-traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund (except the Flex Cap Fund) may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth Fund will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities segregated by appropriate notation on the books of the Fund or its custodian.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put segregated by appropriate notation on the books of the Fund or its custodian. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange-traded options. Like exchange-traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange-traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by the rules of the SEC, assets to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Flex Cap Fund, Small Cap Fund II, and Small-Mid Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds (except the Flex Cap
Fund) may buy and sell futures contracts for securities and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the companyshares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

EXCHANGE-TRADED FUNDS The Fund may invest indirectly in equity securities through the purchase of shares of an exchange-traded fund (ETF), such as Standard & Poor's Depositary Receipts(R) (SPDRs)* [or iShares NASDAQ Biotechnology Index Fund]. An ETF is a publicly-traded trust that acquires and holds shares of all of the companies, or a representative sampling of companies, that are represented by a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. In the case of SPDRs, the market index is the S&P 500 Index(R), a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

ETFs are regulated as registered investment companies under the 1940 Act. The Fund may not acquire ETF shares if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of the ETF,
(ii) securities issued by the ETF having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by the ETF and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities at a time when the prices for those securities are falling.


-------------
*Standard & Poor's Depositary Receipts(R), SPDRs(R), and S&P 500(R) are trademarks of The McGraw Hill Companies, Inc. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth Fund, 33 1/3%; Flex Cap Fund, 10%; and Small Cap Fund II and Small-Mid Cap Fund, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund II and Small-Mid Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund II and Small-Mid Cap Fund do not treat them as borrowings for purposes of its investment restrictions, provided segregated assets are properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund II and Small-Mid Cap Fund define small cap companies as companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some Funds' performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the states or countries where a Fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the Flex Cap Fund's total assets and to no more than 10% of the Small Cap Fund II and Small-Mid Cap Fund's net assets.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

   o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

   o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: Custodian
     Bank: Bank of New York;  Independent  Registered  Public  Accounting  Firm:
     PricewaterhouseCoopers, LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.

     o The recipient agrees not to trade on the non-public information received.

     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

OFFICERS AND  TRUSTEES
-------------------------------------------------------------------------------
Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                           FUND COMPLEX
NAME, YEAR OF                           LENGTH OF TIME     OVERSEEN BY
BIRTH AND ADDRESS         POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------

Harris J. Ashton (1932)       Trustee         Since 1991       142               Director, Bar-S Foods
One Franklin Parkway                                                             (meat packing company).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (1932)    Trustee         Since 1991       143               None
One Franklin Parkway
San Mateo, CA
94403-1906
-
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)       Trustee         Since 1998       135               Director, Amerada Hess
One Franklin Parkway                                                             Corporation (exploration
San Mateo, CA                                                                    and refining of oil and
94403-1906                                                                       gas), H.J. Heinz Company
                                                                                 (processed foods and
                                                                                 allied products), RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and
                                                                                 distribution of titanium),
                                                                                 Canadian National Railway
                                                                                 (railroad), and White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Frank W.T.  LaHaye (1929)     Trustee         Since 1991       116               Director, The California
One Franklin Parkway                                                             (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management
Company (venture capital).
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (1928)      Trustee         Since 1992       142               Director, Martek
One Franklin Parkway                                                             Biosciences Corporation,
San Mateo, CA                                                                    MedImmune, Inc.
94403-1906                                                                       (biotechnology), and
                                                                                 Overstock.com (Internet
                                                                                 services); and formerly,
                                                                                 Director, MCI
                                                                                 Communication Corporation
                                                                                 (subsequently known as MCI
                                                                                 WorldCom, Inc. and
                                                                                 WorldCom, Inc.)
                                                                                 (communications services)
                                                                                 (1988-2002), White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company)
                                                                                 (1987-2004) and Spacehab,
                                                                                 Inc. (aerospace services)
                                                                                 (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and formerly,  Deputy Chairman,  White Mountains
Insurance Group,  Ltd.  (holding  company)  (2001-2004);  Chairman,  White River
Corporation  (financial  services)  (1993-1998)  and  Hambrecht  &  Quist  Group
(investment  banking)  (1987-1992);  and  President,   National  Association  of
Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------



Interested Board Members and Officers
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                 FUND COMPLEX
NAME, YEAR OF                                 LENGTH OF TIME     OVERSEEN BY
BIRTH, AND ADDRESS             POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------
**Charles B. Johnson    Trustee and           Trustee since    142               None
(1933)                  Chairman of           1991 and
One Franklin Parkway    the Board             Chairman of the
San Mateo, CA                                 Board since 1993
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
**Rupert H. Johnson,    Trustee, President    Trustee since    126               None
Jr. (1940)              and Chief Executive   1991,
One Franklin Parkway    Officer -             President
San Mateo, CA           Investment            since 1993 and
94403-1906              Management            Chief
                                              Executive
                                              Officer
                                              -Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin  Advisers,  Inc.;  Senior Vice President,  Franklin Advisory
Services,  LLC; and officer and/or  director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 47 of the
investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (1945)  Vice                  Since 1991      Not Applicable     Not Applicable
One Franklin Parkway    President
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President,  Franklin Advisers,  Inc.; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin
Resources,  Inc. and of 47 of the  investment  companies  in Franklin  Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
James M. Davis          Chief Compliance      Since 2004       Not Applicable    Not Applicable
(1952)                  Officer
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director,  Global  Compliance,  Franklin  Resources,  Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;  and FORMERLy,  Director
of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------------------------------------
Laura Fergerson (1962)  Treasurer             Since 2004       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 33 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947) Senior Vice President   Since 2002       Not Applicable    Not Applicable
500 East Broward        and Chief Executive
Blvd.                   Officer -Finance and
Suite 2100 Fort         Administration
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 49 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (1947)    Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (1947) Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC,  Franklin Mutual  Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 49 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Edward B. Jamieson      Vice President        Since 2000       Not Applicable    Not Applicable
(1948)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other  subsidiaries of Franklin  Resources,  Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (1937)Vice President -      Since 2002       Not Applicable    Not Applicable
600 Fifth Avenue        AML Compliance
Rockefeller Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Christopher J.          Vice President        Since 2000       Not Applicable    Not Applicable
Molumphy (1962)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson       Vice President and    Since 2000       Not Applicable    Not Applicable
(1937)                  Secretary
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 49 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)  Chief Financial       Since 2004       Not Applicable    Not Applicable
500 East Broward        Officer and Chief
Blvd.                   Accounting Officer
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Noninterested board members also receive a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                   Number of
                                                                   Boards in
                                              Total Fees           Franklin
                            Total Fees       Received from         Templeton
                            Received           Franklin          Investments on
                            from the           Templeton           which Each
Name                       Trust/1 ($)       Investments/2 ($)     Serves/3
-------------------------------------------------------------------------------
Frank H. Abbott, III/4        22,062           181,601              N/A
Harris J. Ashton              22,878           370,100              43
S. Joseph Fortunato           21,616           372,100              44
Edith E. Holiday              32,375           360,527              38
Frank W.T. LaHaye             23,709           183,598              27
Gordon S. Macklin             22,772           368,101              43

1. For the fiscal year ended April 30, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased June 30, 2005.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                  None                  Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato               None                  Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday              Flex Cap Growth           Over $100,000
                                $1-$10,000
                               Small Mid-Cap
                                $1-$10,000
-------------------------------------------------------------------------------
 Frank W.T. LaHaye            Flex Cap Growth             Over $100,000
                              $10,001-$50,000
                              Small Cap Growth
                              $10,001-$50,000
-------------------------------------------------------------------------------
Gordon S. Macklin                 None                    Over $100,000
------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS
------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson           Small Mid-Cap              Over $100,000
                              $1-$10,000
------------------------------------------------------------------------------
Rupert H. Johnson, Jr.      Aggressive Growth           Over $100,000
                             Over $100,000
                             Flex Cap Growth
                             Over $100,000
                           Small Mid-Cap Growth
                             Over $100,000
------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust: Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met twice.

FAIR VALUATION AND  LIQUIDITY
------------------------------------------------------------------------------
The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND  PROCEDURES
-------------------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER  SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

Management fees The Aggressive Growth Fund pays the manager a fee equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500  million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

The Flex Cap Fund and Small-Mid Cap Fund pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500  million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.270% of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:


                                        MANAGEMENT FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth Fund/1      764,678       739,981       564,816
Flex  Cap Fund/2             8,816,116     7,700,097     6,250,209
Small Cap  Fund II/3         6,555,781     6,502,063     5,479,627
Small-Mid  Cap Fund/4       37,457,766    37,368,889    30,464,349

1. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $799,690, $775,902, and $605,930 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $9,286,448, $8,019,534 and $6,512,348 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $6,617,287, $6,596,697, and $5,779,675 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

4. For the fscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $37,920,333, $37,886,652 and $30,897,516 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


Portfolio managers The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:



---------------------------------------------------------------------------------------------------------
                                    Assets                      Assets
                   Number of      of Other        Number        of Other
                    Other         Registered     of Other        Pooled                      Assets
                   Registered     Investment     Pooled        Investment       Number      of Other
                   Investment     Companies     Investment      Vehicles       of Other     Accounts
                   Companies     Managed (x $1   Vehicles      Managed (x $1   Accounts    Managed (X $1
 Name              Managed/1      million)/1     Managed/2      million)/2      Managed/2   million)/2
---------------------------------------------------------------------------------------------------------
Brad  Carris           6           863.2            0              N/A             3          692.2
Raymond  Chan          2           646.6            1              4.5             0            N/A
James  Cross           4         1,318.6            0              N/A             3          250.0
Robert  Dean           2           718.0            4            262.9             0            N/A
Conrad  Herrmann       3         3,751.1            7            121.7             0            N/A
Edward  Jamieson       7         1,866.9            9             22.1             6          176.3
Michael  McCarthy     11         2,316.8            4            104.2             3          692.2
Matt  Moberg           4           678.9            0              N/A             0            N/A
Zack  Perry            6           863.2            0              N/A         4,039        1,730.2

1. These figures represent registered investment companies other than the Funds included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to a Fund do not provide services to other pooled investment vehicles such as "hedge funds" that have advisory fees that include performance based compensation. The advisory fees for some of such accounts include performance based compensation which may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with varying advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, each Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and each Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY Each portfolio manager is paid a base salary.

          ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of each Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

          o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin
          Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of fiscal year ended April 30, 2005.
(such amounts may change from time to  time):

-------------------------------------------------------
                     DOLLAR RANGE OF FUND SHARES
PORTFOLIO MANAGER       BENEFICIALLY OWNED
-------------------------------------------------------
Brad  Carris                None
Raymond Chan            Flex Cap Growth Fund
                           $1 - $10,000
James  Cross            Small-Mid Cap  Growth Fund
                          $10,001 -  $50,000
Robert Dean             Aggressive  Growth Fund
                          $10,001 -  $50,000
Conrad  Herrmann        Aggressive  Growth Fund
                          $10,001 -  $50,000
                        Flex Cap  Growth Fund
                          $100,001 -  $500,000
Ed  Jamieson            Small-Mid Cap  Growth Fund
                          over  $1,000,000
Michael  McCarthy       Small Cap Growth  II Fund
                          $100,001 -  $500,000
Matt  Moberg            Flex Cap  Growth Fund
                          $10,001 -  $50,000
Zack Perry              Small Cap Growth  II Fund
                          $10,000 -  $50,000

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Flex Cap Fund and Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Growth Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The Aggressive Growth Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                                        ADMINISTRATION FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth  Fund      319,876       310,419        242,371
Small  Cap  II              2,808,655     2,802,248      2,389,820

For the Flex Cap Fund and Small-Mid Cap Fund the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200  million;
o 0.135% of average daily net assets over $200 million up to $700  million;
o 0.10% of average daily net assets over $700 million up to $1.2  billion; and
o 0.075% of average daily net assets over $1.2  billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                        ADMINISTRATION FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Flex  Cap Fund              2,081,846      1,868,015     1,618,929
Small-Mid  Cap Fund         6,839,984      6,837,667     5,685,375

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Funds' Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or ~concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Funds.

~As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                                        BROKERAGE COMMISSIONS PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth  Fund      593,803         545,904         528,893
Flex  Cap Fund              1,928,036       2,155,140       2,137,639
Small Cap  Fund  II         2,571,201       2,831,678       2,279,118
Small-Mid  Cap Fund        11,558,261      14,802,010      11,570,196

For the fiscal year ended April 30, 2005, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                 AGGREGATE
                               BROKERAGE         PORTFOLIO
                              COMMISSIONS       TRANSACTIONS
                                 ($)               ($)
----------------------------------------------------------------------------
Aggressive  Growth  Fund      574,264          405,369,638
Flex  Cap Fund              1,898,051        1,486,888,640
Small Cap  Fund  II         2,348,347        1,207,015,615
Small-Mid  Cap Fund        11,012,683        7,518,254,410

As of April 30, 2005, the Funds did not own securities of their regular broker-dealers.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for ~more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ~(Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (Class A, B & C only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a ~non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by a Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. Each Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by a Fund or by other corporations (including REITs) in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that a Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of ~three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:

o dividends paid by domestic corporations, and
o dividends paid by qualified foreign corporations, including:
     - corporations incorporated in a possession of the U.S.,

     - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
     - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net ~short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic securities will vary from fund to fund; however, to the extent that a Fund does invest in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the ~amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options or futures contracts on securities or indices, or foreign currency contracts and futures contracts on foreign currencies. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures or foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., ~convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund, except the Flex Cap Fund, is a diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Flex Cap Fund is a nondiversified series of Franklin Strategic Series. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Flex Cap Fund began offering Advisor Class shares on August 2, 2004. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o Franklin Aggressive Growth Fund - Class A
o Franklin Aggressive Growth Fund - Class B
o Franklin Aggressive Growth Fund - Class C
o Franklin Aggressive Growth Fund - Class R
o Franklin Aggressive Growth Fund - Advisor Class

o Franklin Flex Cap Growth Fund - Class A
o Franklin Flex Cap Growth Fund - Class B
o Franklin Flex Cap Growth Fund - Class C
o Franklin Flex Cap Growth Fund - Class R
o Franklin Flex Cap Growth Fund - Advisor Class

o Franklin Small Cap Growth Fund II - Class A
o Franklin Small Cap Growth Fund II - Class B
o Franklin Small Cap Growth Fund II - Class C
o Franklin Small Cap Growth Fund II - Class R
o Franklin Small Cap Growth Fund II - Advisor Class

o Franklin Small-Mid Cap Growth Fund - Class A
o Franklin Small-Mid Cap Growth Fund - Class B
o Franklin Small-Mid Cap Growth Fund - Class C
o Franklin Small-Mid Cap Growth Fund - Class R
o  Franklin Small-Mid Cap Growth Fund - Advisor Class

Before September 1, 2002, the Flex Cap Fund was named the Franklin California Growth Fund. On that date, the Fund's investment goal and various investment policies were changed. Consistent with these changes, the Fund's name was changed to the Franklin Flex Cap Growth Fund.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2005, the principal shareholders of the Funds, beneficial or of record, were:


                                                   PERCENTAGE
NAME AND ADDRESS                SHARE CLASS            (%)
-----------------------------------------------------------------------
AGGRESSIVE  GROWTH FUND
FTB&T TTEE for Defined              Class R           11.85
Contribution  Services
Heartlab Inc.
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            7.97
Contribution  Services
Kendeco Tool Crib  401K Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.90
Contribution  Services
Stettoon  Towing LLC
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.22
Contribution  Services
Stegman &  Company
401K Profit  Sharing Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.33
Contribution  Services
Tavis  Corporation
Profit  Sharing Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Safeco Investment  Services Inc.    Class R           15.26
FBO  MFCONT R-1
P.O. Box 34443
Seattle, WA  98124-1443



                                                        PERCENTAGE
NAME AND ADDRESS (CONT'D.)            SHARE CLASS          (%)
-----------------------------------------------------------------------
AGGRESSIVE  GROWTH FUND (CONT'D.)

FTB&T/1 TTEE for Defined            Advisor  Class     79.58
Contribution  Services
Franklin  Templeton 401K
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FLEX  CAP FUND

AST Trust  Company                  Class R            6.48
FBO Burnet  Realty 401 A
2390 East Camelback  Road
Ste 240
Phoenix, AZ  85016-3474

American United Life Insurance      Class R            7.29
Company Group Retirement  Annuity
P.O. Box 1995
Indianapolis, IN 46206-9102

Transamerica Life  Insurance &      Class R           20.23
Annuity  Company
1150 S Olive  Street
Ste  T-10-05
Los Angeles,  CA 90015

SMALL CAP  FUND II

The Northern Trust Company          Class A           16.24
Trustee
FBO Goodyear Tire and Rubber
Company
P.O. Box 92994
Chicago, IL  60675-2994

Citigroup Global  Markets Inc.      Class C            9.49
333 West 34th Street,  3rd Floor
New York, NY  10001-2402

FTB&T TTEE for Defined              Class R            5.44
Contribution  Services
Kendeco Tool Crib
401K Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Emjayco  Custodian                  Class R            7.72
FBO Brown Brothers Plumbing and
Heating  401K plan
P.O. Box 170910
Milwaukee, WI  53217-0909

Reliance Trust Company Custodian    Class R             7.51
FBO Autumn  Corporation
P.O. Box 48449
Atlanta, GA  30362-1449

Reliance Trust Company Custodian    Class R           15.12
Neurosurgery and Spine Associates
Employee  Savings Plan
P.O. Box 48529
Atlanta, GA  30362-1529

F T Fund  Allocator
Conservative  Target Fund         Advisor  Class       7.89
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

F T Fund  Allocator
Growth  Target Fund              Advisor  Class       22.03
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

                                                    PERCENTAGE
NAME AND ADDRESS (CONT'D.)          SHARE CLASS         (%)
-----------------------------------------------------------------------
SMALL CAP  FUND II (CONT'D.)

F T Fund  Allocator                 Advisor  Class    21.80
Moderate  Target Fund
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

Small-Mid  Cap Fund

Transamerica Life  Insurance &      Class R            7.77
Annuity  Company
1150 S Olive  Street
Ste  T-10-05
Los Angeles,  CA 90015

AGE Newborn-8 Years                 Advisor  Class     9.50
FT 529 College  Savings Plan
500 E. Broward Blvd.,
Floor 13
Fort Lauderdale, Florida  33394-3091

American Express Trust  Company     Advisor Class      5.62
FBO American  Express Trust
Retirement Services  Plans Life
Style Fund
50534 AXP Financial  Center
Minneapolis, MN  55474-0505

Whitelaw  Company                   Advisor Class     12.47
FBO NS S I  Plan I
P.O. Box 94984
Cleveland, OH  44101-4984

1. Franklin Templeton Bank & Trust (FTB&T) is a California corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal ~advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. Each Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, each Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither a Fund, nor its investment adviser nor any other affiliated ~party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases ~you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill ~your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the ~CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

o If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o   Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code, as amended

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & Co., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

RETIREMENT PLANS. Class A shares at NAV are available for:
o   Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                               Sales Charge (%)
-----------------------------------------------------------------------------
Under $30,000                                                        3.0
$30,000 but less than $50,000                                        2.5
$50,000 but less than $100,000                                       2.0
$100,000 but less than $200,000                                      1.5
$200,000 but less than $400,000                                      1.0
$400,000 or more                                                     0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) ~fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within             this % is deducted from
this many years after buying them                  your proceeds as a CDSC
---------------------------------------------------------------------------
1 Year                                                   4
2 Years                                                  4
3 Years                                                  3
4 Years                                                  3
5 Years                                                  2
6 Years                                                  1
7 Years                                                  0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions ~based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o    Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will ~not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during ~any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible ~for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, each Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
------------------------------------------------------------------------------

Franklin  Templeton  Distributors,  Inc.  (Distributors)  acts as the  principal
underwriter   in  the  continuous   public   offering  of  each  Fund's  shares.
Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                                      Amount
                                                                   Received In
                                                                    Connection
                                                                      with
                                 Total             Amount          Redemptions
                               Commissions       Retained by           and
                               Received         Distributors       Repurchases
                                   ($)              ($)                ($)
------------------------------------------------------------------------------
2005
Aggressive Growth Fund          307,502            37,691           57,272
Flex Cap Fund                 4,324,137           643,241          321,267
Small Cap Fund II               469,747            29,666          265,735
Small-Mid Cap Fund            2,682,325           393,608           99,918

2004
Aggressive Growth Fund          353,720            39,323           67,969
Flex Cap Fund                 3,868,196           532,955          241,398
Small Cap Fund II               668,638            40,389          343,409
Small-Mid Cap Fund            4,326,550           545,891          522,147

2003
Aggressive Growth Fund          314,008            31,420           70,592
Flex Cap Fund                 2,502,090           281,197          322,696
Small Cap Fund II               967,460            68,393          370,093
Small-Mid Cap Fund            3,181,330           368,628          131,905

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because the Small Cap Fund II is currently closed to new investors, the amounts paid by the Small Cap Fund II under ~its plans are primarily to pay for ongoing shareholder servicing. Because Class B is currently closed to new investors, the amounts paid by each Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. The Flex Cap Fund and Small-Mid Cap Fund may pay up to 0.25% per year of Class A's average daily net assets. The Aggressive Growth Fund may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the Aggressive Growth Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution. The Small Cap Fund II pays Distributors up to 35% per year of Class A's average daily net assets out of which 0.25% may be paid for services to shareholders (service fee).

The Class A plan for Aggressive Growth Fund, Flex Cap Fund and Small-Mid Cap Fund is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plan for Small Cap Fund II is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2005, the amounts paid by the Funds pursuant to the plans were:


                                   AGGRESSIVE
                                    GROWTH      FLEX CAP   SMALL CAP     SMALL-MID
                                     FUND        FUND       FUND II      CAP FUND
                                      ($)         ($)         ($)          ($)
---------------------------------------------------------------------------------------
Advertising                         11,640       66,020          -         171,293
Printing and mailing
 prospectuses other than to
current shareholders                 2,737       11,095           -         17,813
Payments to underwriters             5,186       32,006           -         93,136
Payments to broker-dealers         206,034    3,530,317     2,054,392   17,446,909
Other                               16,086       80,101            -       300,575
                                 ------------------------------------------------------
Total                              241,683    3,719,539     2,054,392   18,029,726
                                 ======================================================

THE CLASS B, C AND R PLANS. The Aggressive Growth, Flex Cap Growth and Small-Mid Cap Growth Funds pay Distributors up to 1% per year of the Class B and C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

THE CLASS A, B, C AND R PLANS. The Small Cap Fund II pays Distributors up to 1% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Small Cap Fund II pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for service fees. For Class R shares, the Small Cap Fund II pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

For the Small-Mid Cap Fund, Class C plans, beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Charitable Giving Fund.

Under the Class B plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2005, were:

                                   AGGRESSIVE
                                    GROWTH      FLEX CAP   SMALL CAP     SMALL-MID
                                     FUND        FUND       FUND II      CAP FUND
                                      ($)         ($)         ($)          ($)
---------------------------------------------------------------------------------------
Advertising                          2,276        17,963          -          5,888
Printing and mailing
 prospectuses other than to
 current shareholders                  528         2,446          -            311
Payments to underwriters               755         7,471          -          1,977
Payments to broker-dealers         176,111     1,338,611   1,174,137       287,631
Other                                3,329        27,764          -          8,587
                                 -------------------------------------------------------
Total                              182,999     1,394,255   1,174,137       304,394
                                 =======================================================


Under the Class C plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2005, were:


                                   AGGRESSIVE
                                    GROWTH      FLEX CAP   SMALL CAP     SMALL-MID
                                     FUND        FUND       FUND II      CAP FUND
                                      ($)         ($)         ($)          ($)
---------------------------------------------------------------------------------------
Advertising                          2,669        29,242          -         73,072
Printing and mailing
 prospectuses other than
 to current shareholders               684         5,132           -        10,562
Payments to underwriters               773        10,326           -        19,490
Payments to broker-dealers         274,317     2,936,196    1,889,043    7,261,462
Other                                3,610        30,730           -       119,170
                                 ------------------------------------------------------
Total                              282,053     3,011,626    1,889,043    7,483,756
                                 ======================================================


Under the Class R plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2005, were:


                                   AGGRESSIVE
                                    GROWTH      FLEX CAP   SMALL CAP     SMALL-MID
                                     FUND        FUND       FUND II      CAP FUND
                                      ($)         ($)         ($)          ($)
---------------------------------------------------------------------------------------
Advertising                           699       14,354          -          10,672
Printing and mailing
 prospectuses other than
~ to current shareholders              41        1,100          -             329
Payments to underwriters              451        8,629          -           5,922
Payments to broker-dealers         10,427      249,293      23,263        210,374
Other                               1,229       19,740          -          24,221
                                --------------------------------------------------------
Total                              12,847      293,116      23,263        251,518
                                ========================================================


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of ~shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Funds began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Funds' Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                     1       5      10           SINCE
                        INCEPTION   YEAR   YEARS   YEARS       INCEPTION
                          DATE       (%)    (%)     (%)           (%)
-------------------------------------------------------------------------------

CLASS A
Aggressive Growth Fund   06/23/99   -0.07   -13.00       --      4.40
Flex Cap Fund            10/30/91   -1.56   -6.77       12.22      --
Small Cap Fund II        05/01/00   -5.00    --          --      0.04
Small-Mid Cap Fund       02/14/92   -0.60   -8.01       9.33      --


                                     1       5        SINCE
                        INCEPTION   YEAR   YEARS     INCEPTION
                          DATE       (%)    (%)          (%)
-------------------------------------------------------------------------------
Class B
Aggressive Growth Fund   06/23/99    1.32   -12.91      4.68
Flex Cap Fund            01/01/99   -0.33   - 6.72      6.32
Small Cap Fund II        05/01/00   -4.09       --      0.12
Small-Mid Cap Fund       07/01/02    0.68       --      7.58


                                     1       5          SINCE
                        INCEPTION   YEAR   YEARS     INCEPTION
                          DATE       (%)    (%)         (%)
-------------------------------------------------------------------------------
Class C
Aggressive Growth Fund   06/23/99    4.33   -12.55     4.77
Flex Cap Fund            09/03/96    2.67    -6.37     9.26
Small Cap Fund II        05/01/00   -1.00      --      0.53
Small-Mid Cap Fund       10/02/95    3.67    -7.62     7.37


                                     1       5        10           SINCE
                        INCEPTION   YEAR   YEARS     YEARS       INCEPTION
                          DATE       (%)    (%)       (%)           (%)
-------------------------------------------------------------------------------
Class R
Aggressive Growth Fund   06/23/99    4.84   -12.13      --      5.26
Flex Cap Fund            10/30/91    3.20    -5.89    12.56      --
Small Cap Fund II        05/01/00   -0.52      --       --      1.01
Small-Mid Cap Fund       02/14/92    4.22    -7.16     9.67      --

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged ~to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                     1       5          10         Since
                        Inception   Year    Years      Years     Inception
                          Date       (%)     (%)        (%)         (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Growth Fund   06/23/99   -0.07   -13.01      --        4.23
Flex Cap Fund            10/30/91   -1.56    -7.05     11.10       --
Small Cap Fund II        05/01/00   -5.00      --       --        0.04
Small-Mid Cap Fund       02/14/92   -0.60    -8.11      8.52       --


                                     1       5         Since
                        Inception   Year    Years     Inception
                          Date       (%)     (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Growth Fund   06/23/99    1.32   -12.91      4.51
Flex Cap Fund            01/01/99   -0.33    -7.01      6.04
Small Cap Fund II        05/01/00   -4.09      --       0.12
Small-Mid Cap Fund       07/01/02    0.68      --       7.58


                                     1       5         Since
                        Inception   Year    Years     Inception
                          Date       (%)     (%)        (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Growth Fund   06/23/99    4.33   -12.56      4.61
Flex Cap Fund            09/03/96    2.67    -6.63      8.68
Small Cap Fund II        05/01/00   -1.00     --        0.53
Small-Mid Cap Fund       10/02/95    3.67    -7.65      6.76


                                     1       5          10         Since
                        Inception   Year    Years      Years     Inception
                          Date       (%)     (%)        (%)         (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Growth Fund   06/23/99    4.84   -12.14       --      5.09
Flex Cap Fund            10/30/91    3.20    -6.18     11.48      --
Small Cap Fund II        05/01/00   -0.52      --       --       1.01
Small-Mid Cap Fund       02/14/92    4.22    -7.26      8.87      --

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATVD

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital ~gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance ~with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended April 30, 2005, were:

                                               1       5      10     Since
                                  Inception   Year   Years   Years  Inception
                                     Date     (%)     (%)     (%)     (%)
------------------------------------------------------------------------------
CLASS A
Aggressive Growth Fund            06/23/99   -0.05   -10.52   --     3.71
Flex Cap Fund                     10/30/91   -1.02    -5.72  10.18    --
Small Cap Fund II                 05/01/00   -3.25     --     --     0.03
Small-Mid Cap Fund                02/14/92   -0.39    -6.67   7.73    --

                                               1       5        Since
                                  Inception   Year   Years    Inception
                                     Date     (%)     (%)        (%)
------------------------------------------------------------------------------
CLASS B
Aggressive Growth Fund            06/23/99    0.86   -10.45     3.96
Flex Cap Fund                     01/01/99   -0.21    -5.67     5.39
Small Cap Fund II                 05/01/00   -2.66     --       0.10
Small-Mid Cap Fund                07/01/02    0.44     --       6.51

                                               1       5       Since
                                  Inception   Year   Years    Inception
                                     Date     (%)     (%)       (%)
------------------------------------------------------------------------------
CLASS C
Aggressive Growth Fund            06/23/99    2.82  -10.18     4.04
Flex Cap Fund                     09/03/96    1.73   -5.37     7.85
Small Cap Fund II                 05/01/00   -0.65     --      0.46
Small-Mid Cap Fund                10/02/95    2.38   -6.32     6.08

                                               1       5      10     Since
                                  Inception   Year   Years   Years  Inception
                                     Date     (%)     (%)     (%)     (%)
------------------------------------------------------------------------------
CLASS R
Aggressive Growth Fund            06/23/99    3.14   -9.86    --      4.46
Flex Cap Fund                     10/30/91    2.08   -5.00   10.54     --
Small Cap Fund II                 05/01/00   -0.34     --     --      0.86
Small-Mid Cap Fund                02/14/92    2.74   -5.99    8.05     --

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATVDR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on
    distributions and redemptions)
n = number of years
ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                        1      5        10        SINCE
                          INCEPTION   YEAR   YEARS     YEARS     INCEPTION
                             DATE     (%)     (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Growth Fund    06/23/99   -0.07   -50.17      --       28.64
Flex Cap Fund             10/30/91   -1.56   -29.57    216.63      --
Small Cap Fund II         05/01/00   -5.00      --       --        0.19
Small-Mid Cap Fund        02/14/92   -0.60   -34.14    144.08      --

                                        1      5       SINCE
                          INCEPTION   YEAR   YEARS   INCEPTION
                             DATE     (%)     (%)       (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Growth Fund     06/23/99    1.32   -49.89    30.69
Flex Cap Fund              01/01/99   -0.33   -29.37    47.38
Small Cap Fund II          05/01/00   -4.09      --      0.60
Small-Mid Cap Fund         07/01/02    0.68      --     22.98

                                        1      5        SINCE
                          INCEPTION   YEAR   YEARS    INCEPTION
                             DATE      (%)     (%)       (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Growth Fund     06/23/99   4.33   -48.87       31.36
Flex Cap Fund              09/03/96   2.67   -28.05      115.23
Small Cap Fund II          05/01/00   0.68      --        22.98
Small-Mid Cap Fund         10/02/95   3.67   -32.71       97.69

                                        1      5        10        SINCE
                          INCEPTION   YEAR   YEARS     YEARS     INCEPTION
                             DATE     (%)     (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Growth Fund    06/23/99    4.84   -47.63      --       34.98
Flex Cap Fund             10/30/91    3.20   -26.20    226.48       --
Small Cap Fund II         05/01/00   -0.52      --       --        5.13
Small-Mid Cap Fund        02/14/92    4.22   -31.03    151.80       --


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total ~return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has ~over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Funds' financial reports every six months. If you would like to receive an interim report of the Funds' portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------
CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Ratings Group (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic ~conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
~
P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment ~on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FRANKLIN
STRATEGIC  SERIES

Franklin Aggressive  Growth Fund
Franklin Flex Cap  Growth Fund
Franklin Small Cap Growth  Fund II
Franklin  Small-Mid Cap  Growth Fund

Advisor Class

STATEMENT OF ADDITIONAL  INFORMATION

September 1, 2005

P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated Sep tember 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).


CONTENTS

Goals, Strategies and Risks                      2
Officers and Trustees                           18
Fair Valuation and Liquidity                    24
Proxy Voting Policies and Procedures            24
Management and Other Services                   26
Portfolio Transactions                          30
Distributions and Taxes                         31
Organization, Voting  Rights
 and Principal Holders                          36
Buying and Selling Shares                       37
The Underwriter                                 41
Performance                                     41
Miscellaneous Information                       44
Description of Ratings                          44


-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------

                                                             FSS1 SAIA 09/05

GOALS, STRATEGIES  AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE  GROWTH FUND
(AGGRESSIVE  GROWTH FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is capital appreciation.

The Fund  may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

3. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

FRANKLIN FLEX CAP GROWTH FUND (FLEX  CAP FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is capital appreciation.

The Flex Cap Fund  may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

2. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

4. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund's total assets would be invested in such companies.

5. Invest in securities for the purpose of exercising management or control of the issuer.

6. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

7. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).

8. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the Fund may, however, invest in marketable securities issued by real estate investment trusts.

9. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

10. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The Fund currently intends to limit these investments to no more than 10% of total assets.

3. The Fund may invest up to 20% of its total assets in debt securities. The Fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may invest in both rated and unrated debt securities. The Fund may buy securities that are rated at least B by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P() or unrated securities of comparable quality. The Fund will not invest more than 5% of its assets in securities rated below investment grade.

4. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Since the Fund may invest a substantial portion of its assets in California companies' equity securities, events and conditions in California are likely to affect the Fund's investments and its performance. These events may include changes in economic and political conditions within that state, which are unpredictable and can change at any time. For example, adverse economic conditions in Asia could lead to a drop in Californian exports, which would hurt the manufacturing, technology and other California industries dependent upon exports. Similarly, service sectors might be adversely affected by a drop in travel and turnover.

FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is long-term capital growth.

The Fund  may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2. The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

6. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

FRANKLIN  SMALL-MID CAP GROWTH FUND  (SMALL-MID  CAP FUND)

FUNDAMENTAL INVESTMENT  POLICIES

The Fund's investment goal is long-term capital growth.

The Fund  may not:

1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

6. Invest in securities for the purpose of exercising management or control of the issuer;

7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT  POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3. The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

7. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Investments, techniques, strategies and  their risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

     "small portion"    less than 10%
     "portion"          10% to 25%
     "significant"      25% to 50%
     "substantial"      50% to 66%
     "primary"          66% to 80%
     "predominant"      80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund currently intends to limit these investments to no more than 5% of net assets. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividends (typically higher than common stock dividends), and non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants, stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities, or junk bonds, generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange-traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund (except the Flex Cap Fund) may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth Fund will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities segregated by appropriate notation on the books of the Fund or its custodian.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put segregated by appropriate notation on the books of the Fund or its custodian. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange-traded options. Like exchange-traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange-traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by the rules of the SEC, assets to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Flex Cap Fund, Small Cap Fund II, and Small-Mid Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds (except the Flex Cap
Fund) may buy and sell futures contracts for securities and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the companyshares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

EXCHANGE-TRADED FUNDS The Fund may invest indirectly in equity securities through the purchase of shares of an exchange-traded fund (ETF), such as Standard & Poor's Depositary Receipts(R) (SPDRs)* [or iShares NASDAQ Biotechnology Index Fund]. An ETF is a publicly-traded trust that acquires and holds shares of all of the companies, or a representative sampling of companies, that are represented by a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. In the case of SPDRs, the market index is the S&P 500 Index(R), a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

ETFs are regulated as registered investment companies under the 1940 Act. The Fund may not acquire ETF shares if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of the ETF,
(ii) securities issued by the ETF having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by the ETF and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities at a time when the prices for those securities are falling.
-------------
*Standard & Poor's Depositary Receipts(R), SPDRs(R), and S&P 500(R) are trademarks of The McGraw Hill Companies, Inc. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth Fund, 33 1/3%; Flex Cap Fund, 10%; and Small Cap Fund II and Small-Mid Cap Fund, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund II and Small-Mid Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund II and Small-Mid Cap Fund do not treat them as borrowings for purposes of its investment restrictions, provided segregated assets are properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund II and Small-Mid Cap Fund define small cap companies as companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.16 billion as of June 30, 2005. Mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some Funds' performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the states or countries where a Fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the Flex Cap Fund's total assets and to no more than 10% of the Small Cap Fund II and Small-Mid Cap Fund's net assets.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

   o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

   o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: Custodian
     Bank: Bank of New York;  Independent  Registered  Public  Accounting  Firm:
     PricewaterhouseCoopers, LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.

     o The recipient agrees not to trade on the non-public information received.

     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

OFFICERS AND  TRUSTEES
-------------------------------------------------------------------------------
Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS

                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                           FUND COMPLEX
NAME, YEAR OF                           LENGTH OF TIME     OVERSEEN BY
BIRTH AND ADDRESS         POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------

Harris J. Ashton (1932)       Trustee         Since 1991       142               Director, Bar-S Foods
One Franklin Parkway                                                             (meat packing company).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (1932)    Trustee         Since 1991       143               None
One Franklin Parkway
San Mateo, CA
94403-1906
-
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)       Trustee         Since 1998       135               Director, Amerada Hess
One Franklin Parkway                                                             Corporation (exploration
San Mateo, CA                                                                    and refining of oil and
94403-1906                                                                       gas), H.J. Heinz Company
                                                                                 (processed foods and
                                                                                 allied products), RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and
                                                                                 distribution of titanium),
                                                                                 Canadian National Railway
                                                                                 (railroad), and White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Frank W.T.  LaHaye (1929)     Trustee         Since 1991       116               Director, The California
One Franklin Parkway                                                             (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management
Company (venture capital).
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (1928)      Trustee         Since 1992       142               Director, Martek
One Franklin Parkway                                                             Biosciences Corporation,
San Mateo, CA                                                                    MedImmune, Inc.
94403-1906                                                                       (biotechnology), and
                                                                                 Overstock.com (Internet
                                                                                 services); and formerly,
                                                                                 Director, MCI
                                                                                 Communication Corporation
                                                                                 (subsequently known as MCI
                                                                                 WorldCom, Inc. and
                                                                                 WorldCom, Inc.)
                                                                                 (communications services)
                                                                                 (1988-2002), White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company)
                                                                                 (1987-2004) and Spacehab,
                                                                                 Inc. (aerospace services)
                                                                                 (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and formerly,  Deputy Chairman,  White Mountains
Insurance Group,  Ltd.  (holding  company)  (2001-2004);  Chairman,  White River
Corporation  (financial  services)  (1993-1998)  and  Hambrecht  &  Quist  Group
(investment  banking)  (1987-1992);  and  President,   National  Association  of
Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------



Interested Board Members and Officers

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                 FUND COMPLEX
NAME, YEAR OF                                 LENGTH OF TIME     OVERSEEN BY
BIRTH, AND ADDRESS             POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------
**Charles B. Johnson    Trustee and           Trustee since    142               None
(1933)                  Chairman of           1991 and
One Franklin Parkway    the Board             Chairman of the
San Mateo, CA                                 Board since 1993
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
**Rupert H. Johnson,    Trustee, President    Trustee since    126               None
Jr. (1940)              and Chief Executive   1991,
One Franklin Parkway    Officer -             President
San Mateo, CA           Investment            since 1993 and
94403-1906              Management            Chief
                                              Executive
                                              Officer
                                              -Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin  Advisers,  Inc.;  Senior Vice President,  Franklin Advisory
Services,  LLC; and officer and/or  director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 47 of the
investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (1945)  Vice                  Since 1991      Not Applicable     Not Applicable
One Franklin Parkway    President
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President,  Franklin Advisers,  Inc.; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin
Resources,  Inc. and of 47 of the  investment  companies  in Franklin  Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
James M. Davis          Chief Compliance      Since 2004       Not Applicable    Not Applicable
(1952)                  Officer
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director,  Global  Compliance,  Franklin  Resources,  Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;  and FORMERLy,  Director
of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------------------------------------
Laura Fergerson (1962)  Treasurer             Since 2004       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 33 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947) Senior Vice President   Since 2002       Not Applicable    Not Applicable
500 East Broward        and Chief Executive
Blvd.                   Officer -Finance and
Suite 2100 Fort         Administration
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (1947)    Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (1947) Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC,  Franklin Mutual  Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 49 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Edward B. Jamieson      Vice President        Since 2000       Not Applicable    Not Applicable
(1948)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other  subsidiaries of Franklin  Resources,  Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (1937)Vice President -      Since 2002       Not Applicable    Not Applicable
600 Fifth Avenue        AML Compliance
Rockefeller Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Christopher J.          Vice President        Since 2000       Not Applicable    Not Applicable
Molumphy (1962)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson       Vice President and    Since 2000       Not Applicable    Not Applicable
(1937)                  Secretary
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 49 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)  Chief Financial       Since 2004       Not Applicable    Not Applicable
500 East Broward        Officer and Chief
Blvd.                   Accounting Officer
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Noninterested board members also receive a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                   Number of
                                                                   Boards in
                                              Total Fees           Franklin
                            Total Fees       Received from         Templeton
                            Received           Franklin          Investments on
                            from the           Templeton           which Each
Name                       Trust/1 ($)       Investments/2 ($)     Serves/3
-------------------------------------------------------------------------------
Frank H. Abbott, III/4        22,062           181,601              N/A
Harris J. Ashton              22,878           370,100              43
S. Joseph Fortunato           21,616           372,100              44
Edith E. Holiday              32,375           360,527              38
Frank W.T. LaHaye             23,709           183,598              27
Gordon S. Macklin             22,772           368,101              43

1. For the fiscal year ended April 30, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased June 30, 2005.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS

                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                  None                  Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato               None                  Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday              Flex Cap Growth           Over $100,000
                                $1-$10,000
                               Small Mid-Cap
                                $1-$10,000
-------------------------------------------------------------------------------
 Frank W.T. LaHaye            Flex Cap Growth             Over $100,000
                              $10,001-$50,000
                              Small Cap Growth
                              $10,001-$50,000
-------------------------------------------------------------------------------
Gordon S. Macklin                 None                    Over $100,000
------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS

                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson           Small Mid-Cap              Over $100,000
                              $1-$10,000
------------------------------------------------------------------------------
Rupert H. Johnson, Jr.      Aggressive Growth           Over $100,000
                             Over $100,000
                             Flex Cap Growth
                             Over $100,000
                           Small Mid-Cap Growth
                             Over $100,000
------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust: Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met twice.

FAIR VALUATION AND  LIQUIDITY
------------------------------------------------------------------------------
The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND  PROCEDURES
-------------------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER  SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

Management fees The Aggressive Growth Fund pays the manager a fee equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500  million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

The Flex Cap Fund and Small-Mid Cap Fund pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500  million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.270% of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:


                                        MANAGEMENT FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth Fund/1      764,678       739,981       564,816
Flex  Cap Fund/2             8,816,116     7,700,097     6,250,209
Small Cap  Fund II/3         6,555,781     6,502,063     5,479,627
Small-Mid  Cap Fund/4       37,457,766    37,368,889    30,464,349

1. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $799,690, $775,902, and $605,930 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $9,286,448, $8,019,534 and $6,512,348 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $6,617,287, $6,596,697, and $5,779,675 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

4. For the fscal years ended April 30, 2005, 2004 and 2003, management fees, before any reduction, totaled $37,920,333, $37,886,652 and $30,897,516 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


Portfolio managers The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:



---------------------------------------------------------------------------------------------------------
                                    Assets                      Assets
                   Number of      of Other        Number        of Other
                    Other         Registered     of Other        Pooled                      Assets
                   Registered     Investment     Pooled        Investment       Number      of Other
                   Investment     Companies     Investment      Vehicles       of Other     Accounts
                   Companies     Managed (x $1   Vehicles      Managed (x $1   Accounts    Managed (X $1
 Name              Managed/1      million)/1     Managed/2      million)/2      Managed/2   million)/2
---------------------------------------------------------------------------------------------------------
Brad  Carris           6           863.2            0              N/A             3          692.2
Raymond  Chan          2           646.6            1              4.5             0            N/A
James  Cross           4         1,318.6            0              N/A             3          250.0
Robert  Dean           2           718.0            4            262.9             0            N/A
Conrad  Herrmann       3         3,751.1            7            121.7             0            N/A
Edward  Jamieson       7         1,866.9            9             22.1             6          176.3
Michael  McCarthy     11         2,316.8            4            104.2             3          692.2
Matt  Moberg           4           678.9            0              N/A             0            N/A
Zack  Perry            6           863.2            0              N/A         4,039        1,730.2

1. These figures represent registered investment companies other than the Funds included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to a Fund do not provide services to other pooled investment vehicles such as "hedge funds" that have advisory fees that include performance based compensation. The advisory fees for some of such accounts include performance based compensation which may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with varying advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, each Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and each Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of each Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment
       management  team,  including  professional  knowledge,   productivity,
       responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of fiscal year ended April 30, 2005.
(such amounts may change from time to  time):

-------------------------------------------------------
                     DOLLAR RANGE OF FUND SHARES
PORTFOLIO MANAGER       BENEFICIALLY OWNED
-------------------------------------------------------
Brad  Carris                None
-------------------------------------------------------
Raymond Chan            Flex Cap Growth Fund
                           $1 - $10,000
-------------------------------------------------------
James  Cross            Small-Mid Cap  Growth Fund
                          $10,001 -  $50,000
-------------------------------------------------------
Robert Dean             Aggressive  Growth Fund
                          $10,001 -  $50,000
-------------------------------------------------------
Conrad  Herrmann        Aggressive  Growth Fund
                          $10,001 -  $50,000
                        Flex Cap  Growth Fund
                          $100,001 -  $500,000
-------------------------------------------------------
Ed  Jamieson            Small-Mid Cap  Growth Fund
                          over  $1,000,000
-------------------------------------------------------
Michael  McCarthy       Small Cap Growth  II Fund
                          $100,001 -  $500,000
-------------------------------------------------------
Matt  Moberg            Flex Cap  Growth Fund
                          $10,001 -  $50,000
-------------------------------------------------------
Zack Perry              Small Cap Growth  II Fund
                          $10,000 -  $50,000
-------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Flex Cap Fund and Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Growth Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The Aggressive Growth Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                                        ADMINISTRATION FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth  Fund      319,876       310,419        242,371
Small  Cap  II              2,808,655     2,802,248      2,389,820

For the Flex Cap Fund and Small-Mid Cap Fund the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200  million;
o 0.135% of average daily net assets over $200 million up to $700  million;
o 0.10% of average daily net assets over $700 million up to $1.2  billion; and
o 0.075% of average daily net assets over $1.2  billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                        ADMINISTRATION FEES PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Flex  Cap Fund              2,081,846      1,868,015     1,618,929
Small-Mid  Cap Fund         6,839,984      6,837,667     5,685,375

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Funds' Annual Report to Shareholders.

PORTFOLIO  TRANSACTIONS
-------------------------------------------------------------------------------
The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution"- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advise to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                                        BROKERAGE COMMISSIONS PAID ($)
                            ------------------------------------------------
                                2005          2004          2003
----------------------------------------------------------------------------
Aggressive  Growth  Fund      593,803         545,904         528,893
Flex  Cap Fund              1,928,036       2,155,140       2,137,639
Small Cap  Fund  II         2,571,201       2,831,678       2,279,118
Small-Mid  Cap Fund        11,558,261      14,802,010      11,570,196

For the fiscal year ended April 30, 2005, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                 AGGREGATE
                               BROKERAGE         PORTFOLIO
                              COMMISSIONS       TRANSACTIONS
                                 ($)               ($)
----------------------------------------------------------------------------
Aggressive  Growth  Fund      574,264          405,369,638
Flex  Cap Fund              1,898,051        1,486,888,640
Small Cap  Fund  II         2,348,347        1,207,015,615
Small-Mid  Cap Fund        11,012,683        7,518,254,410

As of April 30, 2005, the Funds did not own securities of their regular broker-dealers.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS  AND TAXES
------------------------------------------------------------------------------
MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A RETURN OF CAPITAL GENERALLY IS NOT TAXABLE TO YOU, BUT REDUCES THE TAX BASIS OF YOUR SHARES IN THE FUND. ANY RETURN OF CAPITAL IN EXCESS OF YOUR BASIS, HOWEVER, IS TAXABLE AS A CAPITAL GAIN.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the  calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by a Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before Jan uary 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. Each Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by a Fund or by other corporations (including REITs) in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that a Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification  number,
o certify that this number is  correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident  alien).

Each Fund also must withhold if the IRS instructs it to do so.

When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o dividends paid by domestic corporations, and
o dividends paid by qualified foreign corporations,  including:
         - corporations incorporated in a possession of  the U.S.,
         - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
         - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic securities will vary from fund to fund; however, to the extent that a Fund does invest in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options or futures contracts on securities or indices, or foreign currency contracts and futures contracts on foreign currencies. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures or foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL  HOLDERS
-------------------------------------------------------------------------------
Each Fund, except the Flex Cap Fund, is a diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Flex Cap Fund is a nondiversified series of Franklin Strategic Series. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on Jan uary 25, 1991, and is registered with the SEC.

The Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Flex Cap Fund began offering Advisor Class shares on August 2, 2004. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o Franklin Aggressive Growth Fund -  Class A
o Franklin Aggressive Growth Fund -  Class B
o Franklin Aggressive Growth Fund -  Class C
o Franklin Aggressive Growth Fund -  Class R
o Franklin Aggressive Growth Fund -  Advisor Class

o Franklin Flex Cap Growth Fund -  Class A
o Franklin Flex Cap Growth Fund -  Class B
o Franklin Flex Cap Growth Fund -  Class C
o Franklin Flex Cap Growth Fund -  Class R
o Franklin Flex Cap Growth Fund -  Advisor Class

o Franklin Small Cap Growth Fund II -  Class A
o Franklin Small Cap Growth Fund II -  Class B
o Franklin Small Cap Growth Fund II -  Class C
o Franklin Small Cap Growth Fund II -  Class R
o Franklin Small Cap Growth Fund II -  Advisor Class

o Franklin  Small-Mid Cap Growth Fund -  Class A
o Franklin  Small-Mid Cap Growth Fund -  Class B
o Franklin  Small-Mid Cap Growth Fund -  Class C
o Franklin  Small-Mid Cap Growth Fund -  Class R
o Franklin  Small-Mid Cap Growth Fund -  Advisor Class

Before September 1, 2002, the Flex Cap Fund was named the Franklin California Growth Fund. On that date, the Fund's investment goal and various investment policies were changed. Consistent with these changes, the Fund's name was changed to the Franklin Flex Cap Growth Fund.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2005, the principal shareholders of the Funds, beneficial or of record, were:

                                                   PERCENTAGE
NAME AND ADDRESS                SHARE CLASS            (%)
-----------------------------------------------------------------------
AGGRESSIVE  GROWTH FUND
FTB&T TTEE for Defined              Class R           11.85
Contribution  Services
Heartlab Inc.
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            7.97
Contribution  Services
Kendeco Tool Crib  401K Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.90
Contribution  Services
Stettoon  Towing LLC
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.22
Contribution  Services
Stegman &  Company
401K Profit  Sharing Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FTB&T TTEE for Defined              Class R            5.33
Contribution  Services
Tavis  Corporation
Profit  Sharing Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Safeco Investment  Services Inc.    Class R           15.26
FBO  MFCONT R-1
P.O. Box 34443
Seattle, WA  98124-1443



                                                        PERCENTAGE
NAME AND ADDRESS (CONT'D.)            SHARE CLASS          (%)
-----------------------------------------------------------------------
AGGRESSIVE  GROWTH FUND (CONT'D.)

FTB&T/1 TTEE for Defined            Advisor  Class     79.58
Contribution  Services
Franklin  Templeton 401K
P.O. Box 2438
Rancho Cordova, CA  95741-2438

FLEX  CAP FUND

AST Trust  Company                  Class R            6.48
FBO Burnet  Realty 401 A
2390 East Camelback  Road
Ste 240
Phoenix, AZ  85016-3474

American United Life Insurance      Class R            7.29
Company Group Retirement  Annuity
P.O. Box 1995
Indianapolis, IN 46206-9102

Transamerica Life  Insurance &      Class R           20.23
Annuity  Company
1150 S Olive  Street
Ste  T-10-05
Los Angeles,  CA 90015

SMALL CAP  FUND II

The Northern Trust Company          Class A           16.24
Trustee
FBO Goodyear Tire and Rubber
Company
P.O. Box 92994
Chicago, IL  60675-2994

Citigroup Global  Markets Inc.      Class C            9.49
333 West 34th Street,  3rd Floor
New York, NY  10001-2402

FTB&T TTEE for Defined              Class R            5.44
Contribution  Services
Kendeco Tool Crib
401K Plan
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Emjayco  Custodian                  Class R            7.72
FBO Brown Brothers Plumbing and
Heating  401K plan
P.O. Box 170910
Milwaukee, WI  53217-0909

Reliance Trust Company Custodian    Class R             7.51
FBO Autumn  Corporation
P.O. Box 48449
Atlanta, GA  30362-1449

Reliance Trust Company Custodian    Class R           15.12
Neurosurgery and Spine Associates
Employee  Savings Plan
P.O. Box 48529
Atlanta, GA  30362-1529

F T Fund  Allocator
Conservative  Target Fund         Advisor  Class       7.89
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

F T Fund  Allocator
Growth  Target Fund              Advisor  Class       22.03
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

                                                    PERCENTAGE
NAME AND ADDRESS (CONT'D.)          SHARE CLASS         (%)
-----------------------------------------------------------------------
SMALL CAP  FUND II (CONT'D.)

F T Fund  Allocator                 Advisor  Class    21.80
Moderate  Target Fund
c/o Fund Accounting Dept.
960 Park Place  4th Floor
San Mateo, CA  94403-1907

Small-Mid  Cap Fund

Transamerica Life  Insurance &      Class R            7.77
Annuity  Company
1150 S Olive  Street
Ste  T-10-05
Los Angeles,  CA 90015

AGE Newborn-8 Years                 Advisor  Class     9.50
FT 529 College  Savings Plan
500 E. Broward Blvd.,
Floor 13
Fort Lauderdale, Florida  33394-3091

American Express Trust  Company     Advisor Class      5.62
FBO American  Express Trust
Retirement Services  Plans Life
Style Fund
50534 AXP Financial  Center
Minneapolis, MN  55474-0505

Whitelaw  Company                   Advisor Class     12.47
FBO NS S I  Plan I
P.O. Box 94984
Cleveland, OH  44101-4984

1. Franklin Templeton Bank & Trust (FTB&T) is a California corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING  SHARES
-------------------------------------------------------------------------------
The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in a Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATIOn Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives'expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, each Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE  UNDERWRITER
-------------------------------------------------------------------------------
Franklin  Templeton  Distributors,  Inc.  (Distributors)  acts as the  principal
underwriter   in  the  continuous   public   offering  of  each  Fund's  shares.
Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from each Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective Jan uary 1, 1997, the Small-Mid Cap Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to Jan uary 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after Jan uary 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

Effective August 2, 2004, the Flex Cap Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to August 2, 2004, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 2, 2004, Advisor Class standardized performance quotations will be calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                             1        5       10      Since
                              INCEPTION    YEAR     YEARS   YEARS    INCEPTION
                                DATE        (%)      (%)      (%)     (%)
-------------------------------------------------------------------------------
Aggressive Growth Fund -
 Advisor Class               06/23/99      6.34    -11.70      -      5.80
Flex Cap Fund -
 Advisor Class               10/30/91      4.62     -5.63   12.91       -
Small Cap Fund II -
 Advisor Class               05/01/00      0.94        -       -      1.53
Small-Mid Cap Fund -
  Advisor Class              02/14/92      5.74     -6.70   10.35       -

The following SEC formula was used to calculate these  figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending  redeemable value of a  hypothetical  $1,000
      payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON  DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                             1        5       10      SINCE
                              INCEPTION    YEAR     YEARS    YEARS    INCEPTION
                                DATE        (%)      (%)      (%)     (%)
-------------------------------------------------------------------------------
Aggressive Growth Fund -
 Advisor Class               06/23/99      6.34     -11.70     -      5.63
Flex Cap Fund -
 Advisor Class               10/30/91      4.62      -5.91   11.78      -
Small Cap Fund II -
 Advisor Class               05/01/00      0.94         -       -     1.53
Small-Mid Cap Fund -
 Advisor Class               02/14/92      5.73     -6.83     9.49      -

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                                              1        5       10      SINCE
                              INCEPTION    YEAR     YEARS    YEARS    INCEPTION
                                DATE        (%)      (%)      (%)     (%)
-------------------------------------------------------------------------------
Aggressive Growth Fund -
 Advisor Class                06/23/99     4.12     -9.53      -        4.94
Flex Cap Fund -
 Advisor Class                10/30/91     3.00     -4.79    10.82        -
Small Cap Fund II -
  Advisor Class               05/01/00     0.61        -       -        1.31
Small-Mid Cap Fund -
 Advisor Class                02/14/92     3.73     -5.63     8.63       -

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                             1        5       10      SINCE
                              INCEPTION    YEAR     YEARS    YEARS    INCEPTION
                                DATE        (%)      (%)      (%)     (%)
-------------------------------------------------------------------------------
Aggressive Growth Fund -
 Advisor Class               06/23/99      6.34     -46.33     -        39.11

Flex Cap Fund -
 Advisor Class               10/30/91      4.62     -25.15   236.62       -

Small Cap Fund II -
  Advisor Class              05/01/00      0.94        -        -        7.90

Small-Mid Cap Fund -
  Advisor Class              02/14/92      5.74     -29.29   167.85       -

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS  INFORMATION
-------------------------------------------------------------------------------
The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Funds' financial reports every six months. If you would like to receive an interim report of the Funds' portfolio holdings, please call 1-800/DIAL BEN(R).


DESCRIPTION OF  RATINGS
-------------------------------------------------------------------------------
CORPORATE BOND  RATINGS

MOODY'S INVESTORS SERVICE  (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa:  Bonds  rated Baa are subject to  moderate  credit risk and are  considered
medium-grade   obligations.   As  such   they  may  have   certain   speculative
characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

& Poor's Ratings Group (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to  nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt  Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.






FRANKLIN STRATEGIC SERIES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - CLASS A
FRANKLIN TECHNOLOGY FUND - CLASS A, B, C & R
Franklin Global Health Care Fund - Class A, B & C
Franklin Global Communications Fund - Class A, B & C
Franklin Natural Resources Fund - Class A & C




SEPTEMBER 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




PROSPECTUS



FRANKLIN

STRATEGIC

SERIES


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - CLASS A
FRANKLIN TECHNOLOGY FUND - CLASS A, B, C & R

FRANKLIN GLOBAL HEALTH CARE FUND - CLASS A, B & C

FRANKLIN GLOBAL COMMUNICATIONS FUND - CLASS A, B & C

FRANKLIN NATURAL RESOURCES FUND - CLASS A & C









[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
Information about each Fund you should know before investing
[End callout]

Franklin Biotechnology Discovery Fund          2

Franklin Technology Fund                       17

Franklin Global Health Care Fund               35

Franklin Global Communications Fund            52

Franklin Natural Resources Fund                67

Additional Management Information              80

Distributions and Taxes                        84

YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

Choosing a Share Class                         88

Buying Shares                                  99

Investor Services                              102

Selling Shares                                 106

Exchanging Shares                              109

Account Policies                               117

Questions                                      128


FOR MORE INFORMATION

[Begin callout]
Where to learn more about each Fund
[End callout]

Back Cover

THE FUNDS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of biotechnology companies and discovery research firms. Shareholders will be given 60 days' advance notice of any change to this policy.

The Fund may invest a substantial portion of its assets in equity securities of smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

[Begin callout]
The Fund normally invests at least 80% of its net assets in securities of biotechnology companies.
[End callout]

For the Fund's investment purposes, a biotechnology company is one that has at least 50% of its earnings derived from biotechnology activities, or at least 50% of its assets devoted to such activities, based on the company's most recent fiscal year. Biotechnology activities are research, development, manufacture, and distribution of various biotechnological or biomedical products, services, and processes. This may include companies involved with genomics, genetic engineering, and gene therapy. It also includes companies involved in the application and development of biotechnology in areas such as health care, pharmaceuticals, and agriculture. In addition to its investments in biotechnology companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund may engage from time to time in short sales of equity securities when it believes that the sales present favorable opportunities. In a short sale, the Fund sells a security that it does not own to a purchaser at a specified price, while in a short sale against the box, the Fund actually holds in its portfolio the securities which it has sold short. The Fund will not sell any securities short if, after the sale, the total market value of its open short positions would exceed 50% of its assets.

The Fund anticipates that under normal conditions, it will invest more of its assets in U.S. securities than in securities of any other single country. Although the Fund may invest more than 50% of its total assets in foreign securities, it is currently anticipated that the Fund's investments in foreign securities will not exceed 20% of it total assets. The Fund may buy foreign securities that are traded in the U.S. or in foreign markets, as well as American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

BIOTECHNOLOGY INDUSTRY

By focusing on the biotechnology industry, the Fund carries much greater risks of adverse developments within such industry than a fund that invests in a wider variety of industries. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is enacted it may affect the biotechnology industry. In addition, this industry is characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money. The Fund's investments are speculative and may drop sharply in value in response to adverse research and development, regulatory, or market events.
[End callout]

Investors tend to react quickly to developments that affect the biotechnology industry. In the past, the biotechnology sector has experienced considerable volatility in reaction to research and other business developments which may affect only one, or a few companies within the sector. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Stock prices often change collectively without regard to the merits of individual companies.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the market value of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. There can be no assurance that the Fund will continue to have access to adequate investment opportunities on terms that the manager believes to be favorable. The Fund's investments are speculative and may drop sharply in value in response to adverse research and development, regulatory, or market events.

The Fund's performance at times in the past has been positively affected by highly favorable investment conditions in the biotechnology industry that are likely not sustainable. Investors should not expect similar performance in the future.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SHORT SALES

In a short sale of a security, the Fund sells a security it does not own and must borrow the security to deliver it to the purchaser. The Fund then later buys the same security in the market in order to return it to the lender. Short sales carry risks of loss if the price of the security sold short increases after the sale and the Fund must pay more for the security than it has received from the purchaser in the short sale.

LIQUIDITY

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.





[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 7 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.73%  97.91%  46.58%  -20.48%  -42.48%  43.55%    11.96%
 98      99     00        01       02      03         04

                     YEAR


Best Quarter:                             Q4 '99      61.33%
Worst Quarter:                            Q1 '01     -32.15%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                      SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (9/15/97)
----------------------------------------------------------------
Franklin Biotechnology
Discovery Fund/2
Return Before Taxes           5.53%       0.31%      10.50%
Return After Taxes on         5.53%       0.30%      10.37%
Distributions
Return After Taxes on         3.59%       0.26%       9.18%
Distributions and Sale of
Fund Shares
S&P 500(R) Index/3            10.87%      -2.30%      5.37%
Nasdaq Biotechnology Index/4   6.13%      -2.71%     12.49%
(indices reflect no deduction
 for fees, expenses, or
taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -5.89% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard and Poor's Micropal. The unmanaged Nasdaq Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The Nasdaq Biotechnology Index is calculated under a modified capitalization-weighted methodology. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A
------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%/1

  Load imposed on purchases          5.75%/1

  Maximum deferred sales charge      None/2
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date/3                2.00%

Please see "Choosing a Share Class" on page 88 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A
-------------------------------------------------------
Management fees/4                            0.49%
Distribution and service                     0.28%
(12b-1) fees
Other expenses (including                    0.53%
administration fees)                     --------------
Total annual Fund operating expenses/4       1.30%
                                         --------------
Management fee reduction/4                   -0.01%
                                         --------------
Net annual Fund operating expenses/4         1.29%
                                         --------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 93) and purchases by certain retirement plans without an initial sales charge.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------
CLASS A                          $6991     $960    $1,242    $2,042

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in securities of biotechnology companies and discovery research firms. The portfolio managers of the team are as follows:

EVAN MCCULLOCH CFA, VICE PRESIDENT OF ADVISERS

Mr. McCulloch has been a manager of the Fund since 1997. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated cash management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

VINCENT XIANG PH.D., PORTFOLIO MANAGER OF ADVISERS

Dr. Xiang has been the assistant manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2004. Previously, he was a vice president of business development at Genyous Life Sciences, Inc. He also worked on deal sourcing, due diligence and strategic planning at BioAdvance and as a senior analyst for Acacia Research Corporation.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.49% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                           YEAR ENDED APRIL 30,
                         ----------------------------------------
                          2005    2004   2003    2002    2001
                         ----------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year        53.26   37.26  42.72   57.78  60.44
                         ----------------------------------------
 Net investment income   (0.58)  (0.55) (0.44)  (0.53) (0.39)
(loss)/1
 Net realized and        (6.63)  16.55  (5.02)  (14.53)(2.08)
unrealized gains
(losses)                ----------------------------------------
Total from investment    (7.21)  16.00  (5.46)  (15.06)(2.47)
operations              ----------------------------------------

Distributions from net    -       -      -       -     (0.19)
realized gains (losses) ----------------------------------------
Redemption fees          -3      -      -       -      -
                        ----------------------------------------
Net asset value, end of  46.05   53.26  37.26   42.72  57.78
year                     ----------------------------------------

Total return (%)/2      (13.54)  42.98 (12.80) (26.06) (4.14)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  485,909 683,439 510,107 702,189 1,010,844
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                 1.29    1.28   1.57    1.29   1.09
 Net investment income   (1.17)  (1.17) (1.28)  (0.99) (0.54)
(loss)
Portfolio turnover rate  34.34   59.39  47.36   53.85  46.82
(%)

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $0.01 per share.

FRANKLIN TECHNOLOGY FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies expected to benefit from the development, advancement, and use of technology. Shareholders will be given 60 days' advance notice of any change to this policy.

Investments may include, for example, companies in the following areas:

o Semiconductors, semiconductor fabrication equipment, and precision instruments;

o  Computer software;

o Information technology services, including Internet services, data processing, technology consulting and implementation, and electronics distributors;

o  Computing hardware, peripherals, and electronic components;

o Telecommunications, including communications equipment and services;

o  Health technology and biotechnology;

o  Aerospace and defense technologies; and

o Media and information services, including cable television, broadcasting, satellite and media content.

[Begin callout]

The Fund normally invests at least 80% of its net assets in equity securities of technology companies.

[End callout]

The Fund may invest in companies of any size, and may, from time to time, invest a significant portion of its assets in securities of smaller companies. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

TECHNOLOGY COMPANIES

By focusing on technology industries, the Fund carries much greater risks of adverse developments among such industries than a fund that invests in a wider variety of industries. Stock prices of technology companies often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many technology companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE STOCK INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.





SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.



LIQUIDITY

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER

Because of the Fund's emphasis on technology stocks, the Fund's portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]




PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 4 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-30.15%    -44.87%  55.52%    11.75%
01          02        03        04
YEAR

Best Quarter:                             Q4 '01      46.93%
Worst Quarter:                            Q3 '01     -41.60%

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004
                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/00)
-----------------------------------------------------
Franklin Technology Fund -
Class A/2
Return Before Taxes           5.22%       -14.74%
Return After Taxes on         5.22%       -14.74%
Distributions
Return After Taxes on         3.39%       -11.89%
Distributions and Sale of
Fund Shares
Nasdaq Composite Index/3      9.15%       -10.90%
Merrill Lynch 100 Technology  7.14%       -17.20%
Index/3
(indices reflect no
deduction for fees,
expenses, or taxes)

                                           SINCE
                                          INCEPTION
                              1 YEAR      (5/1/00)
-----------------------------------------------------
Franklin Technology Fund -    7.11%       -14.54%
Class B/2
Nasdaq Composite Index3       9.15%       -10.90%
Merrill Lynch 100 Technology  7.14%       -17.20%
Index/3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/00)
-----------------------------------------------------
Franklin Technology Fund -    10.16%       -14.25%
Class C/2
Nasdaq Composite Index/3       9.15%       -10.90%
Merrill Lynch 100 Technology   7.14%       -17.20%
Index/3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/00)
-----------------------------------------------------
Franklin Technology Fund -    10.80%       -13.77%
Class R/2,4
Nasdaq Composite Index/3       9.15%       -10.90%
Merrill Lynch 100 Technology   7.14%       -17.20%
Index/3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -8.53% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. The index is market value weighted and includes over 3,000 companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The unmanaged Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A  CLASS B  CLASS C   CLASS R
----------------------------------------------------------------------
Maximum sales charge (load) as   5.75%/1   4.00%    1.00%     1.00%
a percentage of offering price
  Load imposed on purchases      5.75%/1   None     None      None
  Maximum deferred sales charge


Redemption fee on shares sold    2.00%     None%    2.00%     2.00%
within 7 calendar days
following their purchase date/4

Please see "Choosing a Share Class" on page 88 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                   CLASS A    CLASS B   CLASS C  CLASS R
-------------------------------------------------------------------------
Management fees/5                  0.55%      0.55%     0.55%    0.55%
Distribution and service           0.31%      0.98%     1.00%    0.50%
(12b-1) fees
Other expenses (including          0.89%      0.89%     0.89%    0.89%
administration fees)
                                   --------------------------------------
Total annual Fund operating        1.75%      2.42%     2.44%    1.94%
expenses/5                         --------------------------------------
Management fee reduction5         -0.02%     -0.02%    -0.02%   -0.02%
                                   --------------------------------------
Net annual Fund operating          1.73%      2.40%     2.42%    1.92%
expenses/5                         --------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 93) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5.For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                         $741/1    $1,089   $1,460    $2,499
CLASS B                          $643     $1,048   $1,480    $2,5702
CLASS C                          $345       $755   $1,291    $2,756
CLASS R                          $295       $603   $1,037    $2,243
If you do not sell your
shares:
CLASS B                          $243      $748    $1,280    $2,570/2
CLASS C                          $245      $755    $1,291    $2,756
CLASS R                          $195      $603    $1,037    $2,243

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments dealing with the development, advancement and use of technology. The portfolio managers of the team are as follows:

JOHN P. SCANDALIOS, VICE PRESIDENT OF ADVISERS

Mr. Scandalios has been a manager of the Fund since 2003. Mr. Scandalios has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

ROBERT DEAN CFA, VICE PRESIDENT OF ADVISERS

Mr. Dean has been the assistant manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in February 1995.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.55% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.53% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                          YEAR ENDED APRIL 30,
CLASS A
-----------------------------------------------------------------
                               2005   2004   2003   2002  2001/4
                               ----------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    4.25  3.19   4.37   6.41  10.00
year                           ----------------------------------

 Net investment income (loss)/1 (0.05)(0.05) (0.05) (0.05) (0.08)

 Net realized and unrealized     0.14  1.11  (1.13) (1.99) (3.51)
gains (losses)                 ----------------------------------
Total from investment            0.09  1.06  (1.18) (2.04) (3.59)
operations                     ----------------------------------

Redemption fees                   -3    -      -       -      -
                               ----------------------------------
Net asset value, end of year     4.34  4.25   3.19   4.37   6.41
                               ----------------------------------
Total return (%)/2               2.12 33.23 (27.00)(31.72)(36.00)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000) 27,62628,636 20,018 26,246 33,598 Ratios to average net assets:
(%)
 Expenses                      1.73  1.72   2.01   1.69   1.68
 Expenses net of waiver and    1.73  1.72   2.01   1.66   1.40
payments by affiliate
 Net investment income (loss)   (1.02) (1.48) (1.81) (1.01) (0.88)
Portfolio turnover rate (%)     68.39 141.34 182.71 141.03 198.78

                                          YEAR ENDED APRIL 30,
CLASS B
-----------------------------------------------------------------
                             2005   2004   2003    2002   2001/4
                             ------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    4.15  3.14   4.32    6.37   10.00
of year                      ------------------------------------

 Net investment income       (0.08)(0.17) (0.15)  (0.08)  (0.13)
(loss)/1
 Net realized and             0.14  1.18  (1.03)  (1.97)  (3.50)
unrealized gains (losses)     ------------------------------------
Total from investment         0.06  1.01  (1.18)  (2.05)  (3.63)
operations                    ------------------------------------
Redemption fees                 -3    -      -       -      -
                              ------------------------------------
Net asset value, end of year  4.21  4.15   3.14    4.32    6.37
                             ------------------------------------
                             ------------------------------------
Total return (%)2             1.45 32.17 (27.31) (32.18) (36.30)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     4,221 4,788  2,922   4,189  5,877
Ratios to average net
assets: (%)
 Expenses                     2.40    2.35   2.66    2.33   2.31
 Expenses net of waiver and
payments by affiliate         2.40    2.35   2.66    2.30   2.03
 Net investment income       (1.69)  (2.11) (2.46)  (1.62) (1.51)
(loss)
Portfolio turnover rate      68.39  141.34 182.71  141.03 198.78
(%)
                                          YEAR ENDED APRIL 30,
CLASS C
-----------------------------------------------------------------
                             2005   2004   2003    2002   2001/4
                             ------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    4.14  3.13   4.30    6.36   10.00
of year                      ------------------------------------
 Net investment income       (0.08)(0.14) (0.12)  (0.08)  (0.13)
(loss)1
 Net realized and             0.14  1.15  (1.05)  (1.98)  (3.51)
unrealized gains (losses)    ------------------------------------
Total from investment         0.06  1.01  (1.17)  (2.06)  (3.64)
operations                   ------------------------------------
Redemption fees                -3    -      -       -      -
                             ------------------------------------
Net asset value, end of year  4.20  4.14   3.13    4.30    6.36
                              ------------------------------------
Total return (%)/2            1.45 32.27 (27.21) (32.39) (36.40)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   8,502 10,949 8,545   10,169 13,471
x 1,000)
Ratios to average net
assets: (%)
 Expenses                    2.42  2.37   2.66    2.32   2.32
 Expenses net of waiver and  2.42  2.37   2.66    2.29   2.04
payments by affiliate
 Net investment income       (1.71)(2.13) (2.46)  (1.64) (1.53)
(loss)
Portfolio turnover rate (%)  68.39 141.34 182.71  141.03 198.78


                              YEAR ENDED APRIL 30,
CLASS R
-----------------------------------------------------------------
                                  2005    2004    2003    2002/5
                                ---------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     4.24     3.19    4.36    5.33
year                            ---------------------------------
 Net investment income (loss)/1  (0.05)   (0.06)  (0.06)  (0.03)
 Net realized and unrealized      0.13     1.11   (1.11)  (0.94)
gains (losses)                  ---------------------------------
Total from investment             0.08     1.05   (1.17)  (0.97)
operations                      ---------------------------------
 Redemption fees                   -3       -       -       -
                                ---------------------------------
Net asset value, end of year      4.32     4.24    3.19    4.36
                                ---------------------------------
Total return (%)/2               1.89     33.33   (27.06) (18.20)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    2,701    1,582   380     18
1,000)
Ratios to average net assets:
(%)
 Expenses                        1.92     1.87    2.17    1.73/6
 Expenses net of waiver and
payments by affiliate            1.92     1.87    2.17    1.70/6
 Net investment income (loss)   (1.21)   (1.63)  (1.97)  (1.83)/6
Portfolio turnover rate (%)     68.39   141.34  182.71  141.03

1. Based on average daily shares outstanding.
2. Total return does not include sales charges and is not annualized.
3. Amount is less than $0.01 per share.
4. For the year May 1, 2000 (commencement of operations) to April 30, 2001.
5. For the period January 2, 2002 (inception date) to April 30, 2002.
6. Annualized.

FRANKLIN GLOBAL HEALTH CARE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of health care companies. Shareholders will be given 60 days' advance notice of any change to this policy.

The Fund seeks to invest in companies that have, in the opinion of the manager, the potential for above average growth in revenues and/or earnings. The Fund may invest a substantial portion of its assets in smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

[Begin callout]
The Fund normally invests at least 80% of its net assets in the securities of U.S. and foreign health care companies.
[End callout]

For the Fund's investment purposes, a health care company is one that derives at least 50% of its earnings or revenues from health care activities, or has devoted at least 50% of its assets to such activities, based on the company's most recent fiscal year. Health care activities include research, development, production, or distribution of products and services in industries such as pharmaceutical, biotechnology, health care facilities, medical supplies, medical technology, managed care companies, health care related information systems, and personal health care products. The manager believes that a portfolio of global securities may provide a greater potential for investment participation in present and future opportunities that may present themselves in the health care related industries. In addition to its equity investments in health care companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

Under normal market conditions, the Fund invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in securities of issuers in at least three different countries. The Fund will not invest more than 40% of its net assets in any one country other than the U.S. The Fund expects that a significant portion of its investments will be in securities of U.S. issuers, many of which may derive substantial revenues from activities outside the U.S. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.



MAIN RISKS

HEALTH CARE INDUSTRY

By focusing on the health care industry, the Fund carries much greater risks of adverse developments within such industry than a fund that invests in a wider variety of industries. The activities of health care companies are strongly affected by government activities, regulation and legislation. Health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Stocks held by the Fund may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of changes in the health care system through legislation. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence. Price changes among stocks in the health care sector are often affected by developments pertaining only to one or a few companies and the value of an investment in the Fund may fluctuate significantly over relatively short periods of time.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The Fund's investments in the health care industry include investments in biotechnology companies. Investors tend to react quickly to developments that affect the biotechnology industry. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the U.S. Food and Drug Administration and subsequent commercial production and distribution of such products. Therefore, the market value of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

54.59%  16.47% 10.20% 7.54%0.77% 69.27% 12.48% 34.40% 28.95% 10.10%
-------------------------------------------------------------------
  95      96     97    98   99     00     01    02     03     04

                                      YEAR
Best Quarter:                             Q1 '00      22.27%
Worst Quarter:                            Q1 '01     -20.13%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                    1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------
Franklin Global Health Care Fund -
Class A/2
Return Before Taxes                   3.75%      5.39%      9.00%
Return After Taxes on Distributions   3.75%      4.88%      8.07%
Return After Taxes on                 2.44%      4.44%      7.42%
Distributions and Sale of Fund
Shares
S&P 500(R) Index/3                   10.87%     -2.30%     12.07%
S&P 500(R) Health Care Index4         1.68%      2.76%     15.01%
(indices reflect no deduction for fees, expenses, or taxes)

                                                                 SINCE
                                                              INCEPTION
                                           1 YEAR   5 YEARS    (1/1/99)
-------------------------------------------------------------------------
Franklin Global Health Care Fund - Class   5.28%    5.53%      4.45%
B/2
S&P 500(R) Index/3                         10.87%  -2.30%      1.25%
S&P 500(R) Health Care Index/4             1.68%    2.76%      0.39%

                                                           SINCE
                                                          INCEPTION
                                    1 YEAR     5 YEARS    (9/3/96)
----------------------------------------------------------------------
Franklin Global Health Care Fund -   8.32%      5.85%      3.98%
Class C/2
S&P 500(R) Index/3                  10.87%     -2.30%      9.40%
S&P 500(R) Health Care Index/4       1.68%      2.76%     11.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was 1.43% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's
(S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Health Care Index is a subsector of the Industrial Sector of the S&P
500 Index. It includes all the companies in the health care industry that are in the S&P 500 Index. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A   CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price      5.75%/1    4.00%     1.00%
 Load imposed on purchases              5.75%/1    None      None
 Maximum deferred sales charge (load)    None/2    4.00%/3   1.00%
Redemption fee on shares sold within      2.00%     None     2.00%
7 calendar days following their
purchase date/4

Please see "Choosing a Share Class" on page 88 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                   CLASS A    CLASS B   CLASS C
-------------------------------------------------------------------
Management fees/5                  0.60%      0.60%     0.60%
Distribution and service           0.25%      0.99%     1.00%
(12b-1) fees
Other expenses                     0.48%      0.48%     0.48%
                                   --------------------------------
Total annual Fund operating        1.33%      2.07%     2.08%
expenses/5                         --------------------------------
Management fee reduction/5         -0.01%     -0.01%    -0.01%
                                   --------------------------------
Net annual Fund operating          1.32%      2.06%     2.07%
expenses/5                         --------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 93) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $7021    $969    $1,257    $2,074
CLASS B                        $609     $946    $1,308    $2,200/2
CLASS C                        $310     $649    $1,114    $2,400
If you do not sell your shares:
CLASS B                        $209     $646    $1,108    $2,200/2
CLASS C                        $210     $649    $1,114    $2,400

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in healthcare operations. The portfolio managers of the team are as follows:

MATTHEW WILLEY CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Willey has been a manager of the Fund since January 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2002. Previously, he was an equity analyst with Credit Suisse First Boston.

EVAN MCCULLOCH CFA, VICE PRESIDENT OF ADVISERS

Mr. McCulloch has been an assistant manager of the Fund since 1994, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

JEANNE WONG CFA, PORTFOLIO MANAGER OF ADVISERS

Ms. Wong has been an assistant manager of the Fund since April 2005, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton Investments in 1995.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund's shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.60% of the Fund's average daily net assets for its services. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.59% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                     YEAR ENDED APRIL 30,
----------------------------------------------------------------------------
                                   2005     2004    2003     2002    2001
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    19.86    15.53    20.80   23.29    20.29
year                             -------------------------------------------
 Net investment income (loss)/1  (0.08)   (0.10)   (0.09)  (0.15)   (0.10)

 Net realized and unrealized
 gains (losses)                   0.58     4.43    (4.62)  (2.30)    4.71
                                 -------------------------------------------
Total from investment operations  0.50     4.33    (4.71)  (2.45)    4.61
                                 -------------------------------------------
 Distributions from net
 investment income                -        -        -       -       (0.11)
 Distributions from net
 realized gains (losses)          -        -       (0.56)  (0.04)   (1.50)
                                 -------------------------------------------
Total distributions               -        -       (0.56)  (0.04)   (1.61)
                                 -------------------------------------------
Redemption fees                  -3        -        -       -        -
                                 -------------------------------------------
Net asset value, end of year     20.36    19.86    15.53   20.80    23.29
                                 -------------------------------------------
Total return (%)/2                2.52    27.88   (22.56) (10.53)   22.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     86,934   91,314   73,991  110,062  131,063
1,000)
Ratios to average net assets:
(%)
  Expenses                        1.32     1.36     1.44    1.22     1.17
 Net investment income (loss)    (0.42)   (0.52)   (0.54)  (0.65)   (0.40)
Portfolio turnover rate (%)      77.50    82.63   137.37  120.47   131.79

CLASS B                                     YEAR ENDED APRIL 30,
----------------------------------------------------------------------------
                                   2005     2004    2003     2002    2001
PER SHARE DATA ($)
Net asset value, beginning of    19.10    15.04    20.33   22.93    20.09
year                             -------------------------------------------
 Net investment income (loss)/1  (0.22)   (0.23)   (0.20)  (0.31)   (0.29)
 Net realized and unrealized      0.56     4.29    (4.53)  (2.25)    4.67
gains (losses)
                                 -------------------------------------------
Total from investment operations  0.34     4.06    (4.73)  (2.56)    4.38
                                 -------------------------------------------
 Distributions from net
investment                        -        -        -       -       (0.04)
  income
 Distributions from net realized
  gains (losses)                  -        -       (0.56)  (0.04)   (1.50)
                                  -------------------------------------------
Total distributions               -        -       (0.56)  (0.04)   (1.54)
                                  -------------------------------------------
Redemption fees                   -3       -        -       -        -
                                  -------------------------------------------
Net asset value, end of year     19.44    19.10    15.04   20.33    22.93
                                 -------------------------------------------
Total return (%)/2                1.78    26.91   (23.10) (11.22)   21.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     12,060   13,054   8,892   13,021   12,873
1,000)
Ratios to average net assets:
(%)
 Expenses                         2.06     2.11     2.18    1.97     1.92
 Net investment income (loss)    (1.16)   (1.27)   (1.28)  (1.40)   (1.17)
Portfolio turnover rate (%)      77.50    82.63    137.37  120.47  131.79

CLASS C                                     YEAR ENDED APRIL 30,
----------------------------------------------------------------------------
                                  2005     2004     2003     2002    2001
                                 -------------------------------------------
  PER SHARE DATA ($)
Net asset value, beginning of     18.92   14.90    20.15    22.72    19.89
year                             -------------------------------------------
  Net investment income (loss)/1  (0.22)  (0.22)   (0.20)   (0.30)   (0.28)
 Net realized and unrealized
 gains (losses)                    0.54    4.24    (4.49)   (2.23)    4.61
                                  -------------------------------------------
Total from investment operations   0.32    4.02    (4.69)   (2.53)    4.33
                                 -------------------------------------------

Distributions from net
  realized gains (losses)         -        -      (0.56)   (0.04)    (1.50)
                                 -------------------------------------------
Redemption fees                   -3       -        -        -         -
                                 -------------------------------------------
 Net asset value, end of year     19.24   18.92    14.90    20.15    22.72
                                 -------------------------------------------
 Total return (%)/2                1.69   26.98   (23.16)  (11.19)   21.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     22,021  23,850   18,700   28,538   32,212
1,000)
Ratios to average net assets:
(%)
 Expenses                         2.07    2.11     2.19     1.96     1.92
 Net investment income (loss)    (1.17)  (1.27)   (1.29)   (1.39)   (1.15)
Portfolio turnover rate (%)      77.50   82.63   137.37   120.47   131.79

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $0.01 per share.


FRANKLIN GLOBAL COMMUNICATIONS FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek to provide total return, without undue risk. Total return consists of both capital appreciation and current dividend and interest income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment (communications companies). Shareholders will be given 60 days' advance notice of any change to this policy. The Fund primarily invests in equity securities of communications companies.

Investments may include, for example:

o companies involved in the provision of traditional telecommunications services, such as wireline and wireless services for the transmission of voice, video, and/or advanced data services;
o companies involved in the distribution of information such as: cable television, satellite, broadcasting, and print media companies, as well as data service providers;
o content providers including entertainment, media, advertising, software, and publishing companies;
o companies that sell, manufacture, and/or distribute communications equipment and components, including those that produce computer hardware and software used to enable communications; and
o companies that provide communication and computing related outsourcing services to enterprises and individuals.

[Begin callout]
The Fund concentrates in equity securities of U.S. and non-U.S.
communications companies.
[End callout]

The Fund may invest in companies of any size, and may, from time to time, invest a significant portion of its assets in securities of smaller companies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

In addition to its investments in communications companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may buy communications companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. The Fund may also buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

COMMUNICATIONS COMPANIES

By concentrating in the industries of the utilities sector, and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting this sector and these companies than a fund that invests in companies from a wide variety of industries. The securities of communications companies may experience more price volatility than securities of companies in other industries. For example, communications companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many wireless telecommunication and Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies and market conditions. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Portions of the communications industry are also subject to government regulation which may affect company profitability and share price.

[Begin callout]
Because the securities the Fund holds fluctuate in price with global market conditions, currencies, and interest rate movements, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SMALLER COMPANIES

While smaller companies, and to some extent mid-size companies, may offer opportunities for capital growth, they also involve substantial risk. Historically, smaller company securities, and to some extent mid-size companies, have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand. Additionally, their growth prospects may be less certain.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1
 [Insert bar graph]

27.47%   15.01%  26.96%   6.48%  51.60% -32.43%  -29.83 -34.43%  38.93%   13.77%
--------------------------------------------------------------------------------
   95      96       97      98     99      00      01      02      03       04

                                      YEAR
Best Quarter:                 Q4 '99       34.38%
Worst Quarter:                Q4 '00      -25.43%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004


                                   1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------
Franklin Global Communications
Fund - Class A/2
Return Before Taxes                7.29%       -14.26%       3.36%
Return After Taxes on              7.25%       -14.88%       1.38%
Distributions
Return After Taxes on              4.79%       -11.65%       2.12%
Distributions and Sale of Fund
Shares
S&P 500(R) Index/3                 10.87%       -2.30%       12.07%
(index reflects no deduction for fees, expenses, or taxes)

                                                             SINCE
                                                             INCEPTION
                                   1 YEAR       5 YEARS      (1/1/99)
------------------------------------------------------------------------
Franklin Global Communications      8.97%       -14.19%       -5.61%
 Fund - Class B/2
S&P 500(R) Index/3                 10.87%        -2.30%        1.25%

                                                           SINCE
                                                         INCEPTION
                                1 YEAR       5 YEAR       (5/1/95)
-----------------------------------------------------------------------
Franklin Global Communications     11.93%      -13.90%       2.69%
Fund - Class C/2
S&P 500(R) Index/3                 10.87%       -2.30%      11.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -2.26% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A   CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price      5.75%/1    4.00%    1.00%
Load imposed on purchases               5.75%/1    None      None
Maximum deferred sales charge (load)     None/2    4.00%/3  1.00%
Redemption fee on shares sold within    2.00%      None     2.00%
7 calendar days following their
purchase date/4

Please see "Choosing a Share Class" on page 88 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                    CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------
Management fees                    0.62%      0.62%      0.62%
Distribution and service           0.25%      0.99%      1.00%
(12b-1) fees
Other expenses                     0.60%      0.60%      0.60%
                                   --------------------------------
Total annual Fund operating        1.47%      2.21%      2.22%
expenses                           --------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 93) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                       $716/1  $1,013    $1,332    $2,231
CLASS B                       $624    $991      $1,385    $2,357/2
CLASS C                       $325    $694      $1,190    $2,554
If you do not sell your shares:
CLASS B                       $224    $691      $1,185    $2,357/2
CLASS C                       $225    $694      $1,190    $2,554

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in communications companies. The portfolio managers of the team are as follows:

GRANT BOWERS, VICE PRESIDENT OF ADVISERS

Mr. Bowers has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.

TIFFANY HSAIO, ASSISTANT PORTFOLIO MANAGER OF ADVISERS

Ms. Hsaio has been the assistant manager for the Fund since July 2005, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton Investments in 2001. Previously, she was an intern at Merrill Lynch and at a Silicon Valley based venture capital firm.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, the Fund paid 0.62% of its average daily net assets to the manager for its services.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                             YEAR ENDED APRIL 30,
-----------------------------------------------------------------
                             2005   2004   2003    2002   2001
                             ------------------------------------
PER SHARE DATA ($)
Net asset value, beginning   7.63  5.92   6.85    10.70  19.98
of year                      ------------------------------------
 Net investment income       -3    -5     -6      (0.01)   -
(loss)/1
 Net realized and
unrealized
 gains (losses)              0.33  1.71   (.93)   (3.84) (7.56)
                             ------------------------------------
Total from investment        0.33  1.71   (.93)   (3.85) (7.56)
operations                   ------------------------------------
 Distributions from net
  investment income          (0.02)-      -       -      (0.04)
 Distributions from net
  realized gains (losses)    -     -      -       -      (1.68)
                             ------------------------------------
Total distributions          (0.02)-      -       -      (1.72)
                             ------------------------------------
Redemption fees                -4    -      -       -      -
                             ------------------------------------
Net asset value, end of year 7.94  7.63   5.92    6.85   10.70
                             ------------------------------------
Total return (%)/2           4.32 28.89 (13.58) (35.98) (39.49)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   49,92659,702 53,722  80,581 159,050
x 1,000)
Ratios to average net
assets: (%)
 Expenses                     1.47   1.47   1.67    1.27   1.01
 Net investment income        0.04  (0.03) (0.05)  (0.13)  0.02
(loss)
Portfolio turnover rate (%)  183.68 137.83 94.95   81.70  124.61

CLASS B                              YEAR ENDED APRIL 30,
-----------------------------------------------------------------
                            2005    2004   2003    2002   2001
-----------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,            7.33    5.73   6.67    10.50  19.80
beginning of year          --------------------------------------

 Net investment income     (0.05)  (0.05) (0.04)  (0.07 ) (0.11)
(loss)/1
 Net realized and           0.31    1.65   (.90)   (3.76) (7.47)
unrealized
 gains (losses)             --------------------------------------
Total from investment       0.26    1.60   (.94)   (3.83) (7.58)
operations                  --------------------------------------
 Distributions from
 net investment income     -       -      -       -       (0.04)
 Distributions from net    -       -      -       -       (1.68)
 realized gains (losses)   ---------------------------------------
Total distributions        -       -      -       -       (1.72)
                           --------------------------------------
Redemption fees            -4      -      -       -      -

                           --------------------------------------
Net asset value, end of    7.59    7.33   5.73    6.67   10.50
year                       --------------------------------------

Total return (%)/2         3.69   27.75  (14.09) (36.48)(39.94)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year    2,663   3,170  2,690   3,675  6,106
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                    2.21    2.22   2.36    2.01   1.77
 Net investment income      (0.70)  (0.78) (0.74)  (0.87) (0.73)
(loss)
Portfolio turnover rate    183.68  137.83  94.95   81.70 124.61
(%)

CLASS C                      YEAR ENDED APRIL 30,
                             ------------------------------------
                             2005   2004   2003    2002   2001
-----------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning   7.34   5.74   6.69    10.53  19.79
of year                      ------------------------------------
 Net investment income       (0.05)(0.05) (0.05)   (0.07) (0.11)
(loss)/1
 Net realized and            0.31   1.65  (0.90)   (3.77) (7.47)
unrealized
 gains (losses)              ------------------------------------
Total from investment        0.26   1.60  (0.95)   (3.84) (7.58)
operations                   ------------------------------------
 Distributions from net
 realized gains (losses)     -     -      -       -       (1.68)
                             ------------------------------------
Redemption fees              -4    -      -       -         -
                             ------------------------------------
Net asset value, end of year 7.60   7.34   5.74     6.69   10.53
                             ------------------------------------
Total return (%)/2           3.54  27.87 (14.20)  (36.47) (39.93)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   7,054 8,633  7,377   10,563 20,939
x 1,000)
Ratios to average net
assets: (%)
 Expenses                     2.22  2.22   2.47    2.01   1.76
 Net investment income       (0.71)(0.78) (0.85)  (0.87) (0.73)
(loss)
Portfolio turnover rate (%)  183.68 137.83 94.95  81.70  124.61

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Actual net investment income per share is $0.003.
4. Amount is less than $0.01 per share.
5. Actual net investment loss per share is $(0.002).
6. Actual net investment loss per share is $(0.003).

FRANKLIN NATURAL RESOURCES FUND

GOAL AND STRATEGIES


GOAL

The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. Shareholders will be given 60 days' advance notice of any change to this policy.

The Fund may invest a substantial portion of its assets in smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

[Begin callout]
The Fund normally invests at least 80% of its net assets in the equity and debt securities of U.S. and foreign companies in the natural resources sector.
[End callout]

For the Fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. In addition to its investments in companies in the natural resources sector, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

Under normal market conditions, the Fund invests primarily in equity securities and in debt securities convertible into equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes, and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is frequently the form in which they are first issued) and equity securities (which is what they can be converted into).

The Fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest up to 50% of its total assets in foreign securities, including emerging market securities. The Fund may also buy American Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

NATURAL RESOURCES SECTOR

By focusing on the natural resources sector, the Fund carries much greater risks of adverse developments than a fund that invests in a wider variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The Fund's concentration in the securities of companies with substantial natural resource assets will expose the Fund to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because the Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. In the natural resources sector, many companies whose securities trade in the U.S. are nevertheless impacted by many of these risks because they have operations in foreign countries, or may be dependent upon commodities supplied by foreign countries.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 9 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. Because Class C is new, it has no performance history.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

39.65%  3.67% -26.03% 33.52%34.82% -16.70 -5.24% 24.98% 31.23%
  96     97     98     99     00     01    02     03     04

                     YEAR
Best Quarter:                 Q2 '99       21.12%
Worst Quarter:                Q3 '01      -20.71%

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004


                                            1 YEAR  5 YEAR 10 YEARS
--------------------------------------------------------------------
Franklin Natural Resources Fund - Class A/2
Return Before Taxes                         23.71%  10.47%  10.52%
Return After Taxes on Distributions         23.71%  10.27%   9.89%
Return After Taxes on Distributions and     15.41 %  9.01%   8.94%
Sale of Fund Shares
S&P 500(R) Index/3                          10.87%  -2.30%  10.71%
Goldman Sachs Natural Resources Index/4     22.62%   5.56%   7.26%
(indices reflect no deduction for fees,
expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005 the Fund's year-to-date return was 13.51% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Goldman Sachs. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A  CLASS C/4
--------------------------------------------------
Maximum sales charge (load) as
a percentage of offering price  5.75%/1    1.00%
  Load imposed on purchases     5.75%/1     None
  Maximum deferred sales
charge (load)                   None/2     1.00%
   Redemption fee on shares     2.00%      2.00%
sold within 7 calendar trading
days following their purchase
date/3

Please see "Choosing a Share Class" on page 88 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                              CLASS A   CLASS C/4
-----------------------------------------------------------------
Management fees/5                               0.57%    0.57%
Distribution and service                        0.35%    1.00%
(12b-1) fees
Other expenses                                  0.18%    0.18%
                                              -------------------
Total annual Fund operating expenses/5          1.10%    1.75%
                                              -------------------
Management fee reduction/5                     -0.02%   -0.02%
                                              -------------------
Net annual Fund operating expenses/5            1.08%    1.73%
                                              -------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 93) and purchases by certain retirement plans without an initial sales charge.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. The Fund began offering Class C shares on September 1, 2005. Annual Fund operating expenses for Class C are based on the expenses for Class A for the fiscal year ended April 30, 2005. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class C's Rule 12b-1 plan. 5. For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR  3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------
CLASS A                        $679/1   $899     $1,136    $1,816
CLASS C                        $276     $545      $939     $2,041
If you do not sell your shares:
CLASS C                        $176     $545      $939     $2,041

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in the equity and debt securities of the natural resources companies. The portfolio managers of the team are as follows:

FREDERICK G. FROMM CFA, VICE PRESIDENT OF ADVISERS

Mr. Fromm has been a manager of the Fund since 2003 He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

STEVE LAND, VICE PRESIDENT OF ADVISERS

Mr. Land has been assistant portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.57% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.55% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                         YEAR ENDED APRIL 30,
-----------------------------------------------------------------
                             2005   2004    2003    2002  2001
-----------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning  18.80  13.60   16.96   19.36  15.74
of year                     -------------------------------------
 Net investment income       0.04  (0.04)   0.01    0.04   0.12
(loss)/1
 Net realized and
unrealized gains (losses)    5.48   5.26   (3.33)  (2.08)  3.58
                            -------------------------------------
Total from investment        5.52   5.22   (3.32)  (2.04)  3.70
operations                  -------------------------------------
 Distributions from net      -     (0.02)  (0.04)  (0.08) (0.08)
investment income
 Distributions from net     -      -       -       (0.28) -
realized gains (losses)
                            -------------------------------------
Total distributions         -      (0.02)  (0.04)  (0.36) (0.08)
                            -------------------------------------
Redemption fees             -3     -       -       -      -
                            -------------------------------------
Net asset value, end of     24.32  18.80   13.60   16.96  19.36
year
                            -------------------------------------
Total return (%)/2          29.36  38.36  (19.62) (10.12) 23.55
                            -------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  211,327102,725 39,515  58,085 58,721
x 1,000)
Ratios to average net
assets: (%)
 Expenses                    1.08   1.27    1.34    1.21   1.01
 Expenses excluding waiver
and payments
 by affiliate                1.08   1.27    1.34    1.31   1.26
 Net investment income       0.17  (0.24)   0.04    0.30   0.69
Portfolio turnover rate (%) 29.89  59.53   44.97  100.37  54.42

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $0.01 per share.

ADDITIONAL MANAGEMENT INFORMATION

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

Each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global funds, the Global Health Care Fund and the Global Communications Fund may each be subject to foreign withholding taxes on income from certain of their foreign securities investments. If either Fund qualifies to pass through to you the tax benefits from these foreign taxes, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

YOUR ACCOUNT

The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.



CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A            CLASS C          CLASS R
------------------------------------------------------
o  Initial        o  No            o  No initial
   sales charge      initial          sales charge
   of 5.75% or       sales charge
   less

o  Deferred       o   Deferred     o   Except for
   sales charge       sales charge     certain
   of 1% on           of 1% on         Employer
   purchases of       shares you       Sponsored
   $1 million or      sell within      Retirement
   more sold          12 months        Plans,
   within 18                           deferred
   months                              sales charge
                                       of 1% on
                                       shares you
                                       sell within
                                       18 months
                                       (charged at
                                       plan level
                                       based on
                                       initial
                                       investment)

o  Lower         o    Higher       o   Higher
   annual             annual           annual
   expenses than      expenses         expenses than
   Class B, C or      than Class A     Class A due
   R due to lower     due to           to higher
   distribution       higher           distribution
   fees               distribution     fees (lower
                      fees. No         than Class B and
                      conversion       Class C). No
                      to Class A       conversion to
                      shares,          Class A shares,
                      so annual        so annual expenses
                      expenses do      do not decrease.
                      not decrease.


          THE NATURAL RESOURCES FUND BEGAN OFFERING CLASS C SHARES ON
                               SEPTEMBER 1, 2005.

SALES CHARGES - CLASS A

                             the sales charge    which equals this
                             makes up this %       % of your net
when you invest this amount  of the offering        investment*
                                 price*
--------------------------------------------------------------------
Under $50,000                5.75                      6.10
--------------------------------------------------------------------
$50,000 but under $100,000   4.50                      4.71
--------------------------------------------------------------------
$100,000 but under $250,000  3.50                      3.63
--------------------------------------------------------------------
$250,000 but under $500,000  2.50                      2.56
--------------------------------------------------------------------
$500,000 but under $1        2.00                      2.04
million
--------------------------------------------------------------------

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."
[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:


o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details. To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 96).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Biotechnology Discovery Fund, Natural Resources Fund, and Technology Fund to pay distribution fees of up to 0.35% per year and Communications Fund and Health Care Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B -
COMMUNICATIONS FUND, HEALTH CARE FUND AND TECHNOLOGY FUND

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 96). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C - COMMUNICATIONS FUND, HEALTH CARE FUND,
NATURAL RESOURCES FUND AND TECHNOLOGY FUND

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 96).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R - TECHNOLOGY FUND

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans (as defined below under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 96)

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 109 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 102). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.comaccount may not be      information, you will
                     opened online.          need to send written
NOTE: (1) CERTAIN                            instructions with your
ACCOUNT TYPES ARE    To make a same day      bank's name and address
NOT AVAILABLE FOR    investment, your phone  and a voided check or
ONLINE ACCOUNT       order must be received  savings account deposit
ACCESS AND (2) THE   and accepted by us by   slip. If the bank and
AMOUNT MAY BE        1:00 p.m. Pacific time  Fund accounts do not
HIGHER FOR MEMBERS   or the close of the     have at least one
OF FRANKLIN          New York Stock          common owner, your
TEMPLETON VIP        Exchange, whichever is  written request must be
SERVICESTM.  PLEASE  earlier.                signed by ALL fund AND
SEE PAGE 105 FOR                             bank account owners,
MORE INFORMATION                             and each individual
REGARDING                                    must have his or her
ELIGIBILITY.                                 signature guaranteed.

                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
                                             your account number on
BY MAIL              Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
                     and wire                instructions.
                     instructions.
BY WIRE                                      To make a same day wire
                     Wire the funds and      investment, the wired
1-800/632-2301       mail your signed        funds must be received
(or 1-650/312-2000   application to          and accepted by us by
collect)             Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 109
                     cannot be used to open  for information on
                     a new account.          exchanges.)

                     (Please see page 109]
                     for information on
                     exchanges.)
----------------------------------------------------------------------

               Franklin Templeton Investor Services
            P.O. Box 997151, Sacramento, CA 95899-9983
                  Call toll-free: 1-800/632-2301
   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
         or visit us online 24 hours a day, 7 days a week,
                     at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 99) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 105 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 105 for more information regarding eligibility.

                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
---------------------------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES
           P.O. BOX 997151, SACRAMENTO, CA 95899-9983 CALL TOLL-FREE:
                                 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A of Biotechnology Discovery, Communications and Health Care Funds without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, a Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between a Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of a Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since the Global Health Care and Global Communications Funds may invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities
- Potential Impact of Time Zones and Market Holidays").

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading;
o monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedure is warranted
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of each Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Funds reserve the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, a Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. Each Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, a Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES
AND MARKET HOLIDAYS (GLOBAL COMMUNICATIONS AND GLOBAL HEALTH CARE
FUNDS ONLY)

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds. As a result, the Funds may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Funds' NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Funds' shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the Funds' board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Funds' portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Funds' NAV is not calculated. Thus, the calculation of the Funds' NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds' fair value procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 103).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by each Fund's transfer agent from payments it receives under its agreement with the Fund.

BIOTECHNOLOGY DISCOVERY FUND
                                      CLASS A
--------------------------------------------------------
COMMISSION (%)                        ---
Investment under $50,000              5.00
$50,000 but under $100,000            3.75
$100,000 but under $250,000           2.80
$250,000 but under $500,000           2.00
$500,000 but under $1 million         1.60
$1 million or more                    up to 1.00/1
12B-1 FEE TO DEALER                   0.25/1,2

NATURAL RESOURCES FUND
                                CLASS A        CLASS C
--------------------------------------------------------
COMMISSION (%)                  ---            1.00/3
Investment under $50,000        5.00           ---
$50,000 but under $100,000      3.75           ---
$100,000 but under $250,000     2.80           ---
$250,000 but under $500,000     2.00           ---
$500,000 but under $1 million   1.60           ---
$1 million or more              up to 1.00/1    ---
12B-1 FEE TO DEALER             0.25/1,2       1.00/4

HEALTH CARE FUND AND COMMUNICATIONS FUND
                                CLASS A        CLASS B     CLASS C
--------------------------------------------------------------------
COMMISSION (%)                  ---            ---         1.00/4
Investment under $50,000        5.00           ---         ---
$50,000 but under $100,000      3.75           ---         ---
$100,000 but under $250,000     2.80           ---         ---
$250,000 but under $500,000     2.00           ---         ---
$500,000 but under $1 million   1.60           ---         ---
$1 million or more              up to 1.00/1   ---         ---
12B-1 FEE TO DEALER             0.25/1,2       0.25/3      1.00/5

TECHNOLOGY FUND
                                CLASS A    CLASS B  CLASS C CLASS R
--------------------------------------------------------------------
COMMISSION (%)                  ---        ---      1.00/4  1.00/6
Investment under $50,000        5.00       ---      ---     ---
$50,000 but under $100,000      3.75       ---      ---     ---
$100,000 but under $250,000     2.80       ---      ---     ---
$250,000 but under $500,000     2.00       ---      ---     ---
$500,000 but under $1 million   1.60       ---      ---     ---
$1 million or more              up to      ---      ---     ---
                                1.001
12B-1 FEE TO DEALER             0.25/1,2   0.25/3   1.00/5  0.35/6

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by each Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Biotechnology Discovery Fund, Natural Resources Fund and Technology Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses. 3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee.
For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Funds and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-6243                                    FSS2
P 09/05

















SEPTEMBER 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS ADVISOR CLASS

FRANKLIN
STRATEGIC SERIES



                            FRANKLIN TECHNOLOGY FUND

                        FRANKLIN NATURAL RESOURCES FUND

















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Franklin Technology Fund                   2

Franklin Natural Resources Fund           16

Additional Management Information         29

Distributions and Taxes                   33

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS,
ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Qualified Investors                       37

Buying Shares                             40

Investor Services                         42

Selling Shares                            46

Exchanging Shares                         49

Account Policies                          56

Questions                                 62

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

FRANKLIN TECHNOLOGY FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies expected to benefit from the development, advancement, and use of technology. Shareholders will be given 60 days' advance notice of any change to this policy.

Investments may include, for example, companies in the following areas:

o Semiconductors, semiconductor fabrication equipment, and precision instruments;

o  Computer software;

o Information technology services, including Internet services, data processing, technology consulting and implementation, and electronics distributors;

o  Computing hardware, peripherals, and electronic components;

o Telecommunications, including communications equipment and services;

o  Health technology and biotechnology;

o  Aerospace and defense technologies; and

o Media and information services, including cable television, broadcasting, satellite and media content.



[Begin callout]

The Fund normally invests at least 80% of its net assets in equity securities of technology companies.

[End callout]

The Fund may invest in companies of any size, and may, from time to time, invest a significant portion of its assets in equity securities of smaller companies. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

TECHNOLOGY COMPANIES

By focusing on technology industries, the Fund carries much greater risks of adverse developments among such industries than a fund that invests in a wider variety of industries. Stock prices of technology companies often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many technology companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE STOCK INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

LIQUIDITY

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER

Because of the Fund's emphasis on technology stocks, the Fund's portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).


A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 4 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-29.84%    -44.61%   55.63%    12.28%
  01         02        03        04

YEAR
Best Quarter:                              Q4 '01     46.94%
Worst Quarter:                            Q3 '01     -41.46%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                SINCE
                                       1 YEAR   INCEPTION
                                                (5/1/00)
----------------------------------------------------------
Franklin Technology Fund - Advisor
Class
Return Before Taxes                    12.28%    -13.36%
Return After Taxes on Distributions    12.28%    -13.36%
Return After Taxes on Distributions     7.98%    -10.84%
and Sale of Fund Shares
Nasdaq Composite Index/2                9.15%    -10.90%
Merrill Lynch 100 Technology Index/3    7.14%    -17.20%
(indices reflect no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was -8.59% for Advisor Class shares. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. The index is market value weighted and includes over 3,000 companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The unmanaged Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. It includes reinvested dividends.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None
Redemption fee on shares sold within 7 calendar
days following their purchase date/1                    2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                                     ADVISOR CLASS
------------------------------------------------------------------
Management fees/2                                       0.55%
Distribution and service (12b-1) fees                   None
Other expenses (including administration fees)          0.89%
                                                    --------------
Total annual Fund operating expenses/2                  1.44%
                                                    --------------
Management fee reduction/2                             -0.02%
                                                    --------------
Net annual Fund operating expenses/2                    1.42%
                                                    ==============

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by; the Fund and generally withheld from redemption proceeds. For more details see "Redemption Fee" section.
2. For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------
ADVISOR CLASS                    $145      $449      $776   $1,702

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments focusing on technology industries. The portfolio managers of the team are as follows:

JOHN P. SCANDALIOS, VICE PRESIDENT OF ADVISERS

Mr. Scandalios has been a manager of the Fund since 2003. Mr. Scandalios has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

ROBERT DEAN CFA, VICE PRESIDENT OF ADVISERS

Mr. Dean is the assistant manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in February 1995.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.55% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.53% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                           YEAR ENDED APRIL 30,
----------------------------------------------------------------------
                             2005    2004     2003     2002   2001/3
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------
Net asset value, beginning     4.31    3.22    4.39     6.43    10.00
of year
 Net investment income        (0.03)  (0.05)  (0.01)   (0.04)   (0.05)
(loss)/1
----------------------------------------------------------------------
 Net realized and
unrealized gains
(losses)                       0.13    1.14   (1.16)   (2.00)   (3.52)
                            ------------------------------------------
Total from investment          0.10    1.09   (1.17)   (2.04)   (3.57)
operations                  ------------------------------------------

Redemption fees               -2       -       -        -        -
                            ------------------------------------------
Net asset value, end of        4.41    4.31    3.22     4.39     6.43
year                        ------------------------------------------
Total return (%)               2.32   33.85  (26.65)  (31.62)  (35.80)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   2,374  2,444   10,438   10,668   11,911
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.42    1.37    1.67     1.34     1.33
 Expenses net of waiver
and
 payments by affiliate         1.42    1.37    1.67     1.31     1.05
 Net investment income        (0.71)  (1.13)  (1.47)   (0.67)   (0.55)
(loss)
Portfolio turnover rate (%)   68.39  141.34  182.71   141.03   198.78

1. Based on average daily shares outstanding.
2. Amount is less than $0.01 per share.
3. For the year May 1, 2000 (inception date) to April 30, 2001.


FRANKLIN NATURAL RESOURCES FUND

GOAL AND STRATEGIES


GOAL


The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. Shareholders will be given 60 days' advance notice of any change to this policy.

The Fund may invest a substantial portion of its assets in smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

[Begin callout]
The Fund normally invests at least 80% of its net assets in the equity and debt securities of U.S. and foreign companies in the natural resources sector.
[End callout]

For the Fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. In addition to its investments in companies in the natural resources sector, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

Under normal market conditions, the Fund invests primarily in equity securities and in debt securities convertible into equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes, and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is frequently the form in which they are first issued) and equity securities (which is what they can be converted into).

The Fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest up to 50% of its total assets in foreign securities, including emerging market securities. The Fund may also buy American Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

NATURAL RESOURCES SECTOR

By focusing on the natural resources sector, the Fund carries much greater risks of adverse developments than a fund that invests in a wider variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

The Fund's concentration in the securities of companies with substantial natural resource assets will expose the Fund to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because the Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. In the natural resources sector, many companies whose securities trade in the U.S. are nevertheless impacted by many of these risks because they have operations in foreign countries, or may be dependent upon commodities supplied by foreign countries.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 9 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes)cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]

 39.65%  4.86%  -25.59% 38.00%  35.30% -16.43% -4.93%  25.57% 31.74%
   96      97     98      99      00     01      02      03     04

                     YEAR

Best Quarter:                              Q2 '99     24.72%
Worst Quarter:                            Q3 '01     -20.65%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                          SINCE
                                                          INCEPTION
                                       1 YEAR    5 YEARS  (6/5/95)
--------------------------------------------------------------------
Franklin Natural Resources Fund -
Advisor Class/2
Return Before Taxes                    31.74%    12.20%    12.01%
Return After Taxes on Distributions    31.74%    11.93%    11.29%
Return After Taxes on Distributions    20.63%    10.51%    10.24%
and Sale of Fund Shares
S&P 500(R) Index/3                     10.87%    -2.30%    10.71%
Goldman Sachs Natural Resources        22.62%     5.56%     7.26%
Index/4
(indices reflect no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was 13.72% for Advisor Class shares. 2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. 4. Source: Goldman Sachs. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None
Redemption fee on shares sold within 7 calendar
days following their purchase date/1                    2.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     ADVISOR CLASS
----------------------------------------------------------------------
Management fees/2                                       0.57%
Distribution and service                                 None
(12b-1) fees
Other expenses                                          0.18%
                                                 ---------------------
Total annual Fund operating expenses2                   0.75%
                                                 ---------------------
Management fee reduction/2                             -0.02%
                                                 ---------------------
Net annual Fund operating expenses/2                    0.73%
                                                 ---------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. For the fiscal year ended April 30, 2005, the manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR  3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------
ADVISOR CLASS                   $75      $233      $406     $906


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in the equity and debt securities of the natural resources companies. The portfolio managers of the team are as follows:

FREDERICK G. . CFA, VICE PRESIDENT OF ADVISERS

Mr. Fromm has been manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

STEVE LAND, VICE PRESIDENT OF ADVISERS

Mr. Land has been assistant portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.57% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.55% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                          YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                                2005    2004    2003   2002   2001
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    19.53   14.11   17.57  19.99  16.24
year                           --------------------------------------
 Net investment income/1          0.13    0.02    0.05   0.10   0.19
 Net realized and unrealized
 gains (losses)                   5.69    5.45   (3.41) (2.14)  3.70
                               --------------------------------------
Total from investment             5.82    5.47   (3.36) (2.04)  3.89
operations                     --------------------------------------

 Distributions from net
 investment income                -      (0.05)  (0.10) (0.10) (0.14)
 Distributions from net
 realized gains (losses)          -      --      --     (0.28)  -
                               --------------------------------------
Total distributions               -      (0.05)  (0.10) (0.38) (0.14)
                               --------------------------------------
Redemption fees                  -2       -       -      -      -
                               --------------------------------------
Net asset value, end of year     25.35   19.53   14.11  17.57  19.99
                               --------------------------------------
Total return (%)                 29.80   38.83  (19.18) (9.87) 24.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   33,048  11,185   460   13,683 13,992
1,000)
Ratios to average net assets:
(%)
 Expenses                         0.73    0.92    1.03   0.96   0.91
 Expenses net of waiver and
 payments by affiliate            0.73    0.92    1.03   0.86   0.66
 Net investment income            0.52    0.11    0.35   0.63   1.03
Portfolio turnover rate (%)      29.89   59.53   44.97 100.37  54.42

1. Based on average daily shares outstanding.
2. Amount is less than $0.01 per share.

ADDITIONAL MANAGEMENT INFORMATION

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

Each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

As global funds, the Global Health Care Fund and the Global Communications Fund may each be subject to foreign withholding taxes on income from certain of their foreign securities investments. If either Fund qualifies to pass through to you the tax benefits from these foreign taxes, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.



o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o Each series of the Franklin Templeton Fund Allocator Series. Minimum initial investment: $1,000.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments investing in Franklin Templeton funds assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum initial investment:
   $1 million.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 42). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                  OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR      Contact your investment  Contact your investment
INVESTMENT        representative           representative
REPRESENTATIVE
---------------------------------------------------------------------
                  If you have another      Before requesting a
                  Franklin Templeton fund  telephone or online
BY                PHONE/ONLINE account with your bank purchase into an account information on existing account, please
(Up to $100,000   file, you may open a     make sure we have your
per shareholder   new account by phone.    bank account information
per day)          At this time, a new      on file. If we do not
                  account may not be       have this information,
1-800/632-2301    opened online.           you will need to send
                                           written instructions
franklintempleton.Tommake a same day       with your bank's name
com               investment, your phone   and address and a voided
                  order must be received   check or savings account
NOTE: (1)         and accepted by us by    deposit slip. If the
CERTAIN ACCOUNT   1:00 p.m. Pacific time   bank and Fund accounts
TYPES ARE NOT     or the close of the New  do not have at least one
AVAILABLE FOR     York Stock Exchange,     common owner, your
ONLINE ACCOUNT    whichever is earlier.    written request must be
ACCESS AND (2)                             signed by ALL fund AND
THE AMOUNT MAY                             bank account owners, and
BE HIGHER FOR                              each individual must
MEMBERS OF                                 have his or her
FRANKLIN                                   signature guaranteed.
TEMPLETON VIP
SERVICESTM.                                To make a same day
PLEASE SEE PAGE                            investment, your phone
45 FOR MORE                                or online order must be
INFORMATION                                received and accepted by
REGARDING                                  us by 1:00 p.m. Pacific
ELIGIBILITY.                               time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                  Make your check payable  Make your check payable
                  to the Fund.             to the Fund. Include
BY MAIL                                    your account number on
                  Mail the check and your  the check.
                  signed application to
                  Investor Services.       Fill out the deposit
                                           slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------
                  Call to receive a wire   Call to receive a wire
                  control number and wire  control number and wire
                  instructions.            instructions.

BY WIRE           Wire the funds and mail  To make a same day wire
                  your signed application  investment, the wired
1-800/632-2301    to Investor Services.    funds must be received
(or               Please include the wire  and accepted by us by
1-650/312-2000    control number or your   1:00 p.m. Pacific time
collect)          new account number on    or the close of the New
                  the application.         York Stock Exchange,
                                           whichever is earlier.
                  To make a same day wire
                  investment, the wired
                  funds must be received
                  and accepted by us by
                  1:00 p.m. Pacific time
                  or the close of the
                  New York Stock Exchange,
                  whichever is earlier.
---------------------------------------------------------------------
                  Call Shareholder         Call Shareholder
                  Services at              Services at
BY EXCHANGE       1-800/632-2301, or send  1-800/632-2301, or send
                  signed written           signed written
                  instructions. You also   instructions. You also
franklintempleton.may place an online      may place an online
com               exchange order. The      exchange order.
                  automated telephone
                  system cannot be used    (Please see page 49 for
                  to open a new account.   information on
                  (Please see page 49 for  exchanges.)
                  information on
                  exchanges.)
---------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services           1-800/632-2301
Advisor Services               1-800/524-4040
Retirement Services            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 45 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                  TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR
INVESTMENT        Contact your investment representative
REPRESENTATIVE
----------------------------------------------------------
                  Send written instructions and endorsed
                  share certificates (if you hold share
BY MAIL           certificates) to Investor Services.
                  Corporate, partnership or trust
                  accounts may need to send additional
                  documents.

                  Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                  A check will be mailed to the name(s) and address on the
                  account, or otherwise according to your written instructions.
----------------------------------------------------------
                  As long as your transaction is for
                  $100,000 or less, you do not hold
BY PHONE/ONLINE   share certificates and you have not
                  changed your address by phone or
1-800/632-2301    online within the last 15 days, you
                  can sell your shares by phone or
franklintempleton.online. The amount may be higher for members of Franklin
                  Templeton VIP ServicesTM. Please see page 45 for more information regarding eligibility.

                  A check will be mailed to the name(s) and address on the
                  account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
----------------------------------------------------------
                  You can call, write, or visit us
                  online to have redemption proceeds
                  sent to a bank account. See the
BY ELECTRONIC     policies at left for selling shares by
FUNDS             mail, phone, or
online.
TRANSFER (ACH)
                  Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                  If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
----------------------------------------------------------

                  Obtain a current prospectus for the
                  fund you are considering. Prospectuses
                  are available online at
BY EXCHANGE       franklintempleton.com.

                  Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                  If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
----------------------------------------------------------
              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, a Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between a Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership(see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of a Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to each Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). A Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at its realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

A Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 43).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase  Fund shares by debiting a bank  account that may be owned by you;
   and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-6243          FSS2 PA 09/05








Franklin
Strategic Series

Franklin Biotechnology Discovery Fund - Class A
Franklin Technology Fund - Class A, B, C & R
Franklin Global Health Care Fund - Class A, B & C
Franklin Global Communications Fund - Class A, B & C
Franklin Natural Resources Fund - Class A & C

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. Box 997151, Sacramento, CA 95899-9983              1-800/DIAL BEN(R)
-------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks               2
Officers and Trustees                    24
Fair Valuation and Liquidity             30
Proxy Voting Policies and Procedures     30
Management and Other Services            32
Portfolio Transactions                   35
Distributions and Taxes                  37
Organization, Voting Rights and
 Principal Holders                       42
Buying and Selling Shares                43
The Underwriter                          50
Performance                              52
Miscellaneous Information                55
Description of Ratings                   56


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
(BIOTECHNOLOGY FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek capital appreciation.

The Fund may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

2. Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made, and except to facilitate portfolio transactions in which the Fund is permitted to engage to the extent such transactions may be deemed to constitute borrowing under this restriction. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Underwrite securities of other issuers or invest more than 15% of its assets in illiquid securities.

4. Invest in securities for the purpose of exercising management or control of the issuer.

5. Invest in the securities of other investment companies, except in accordance with the federal securities laws. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. (Advisers) or its affiliates.

6. Concentrate its investments in any industry except that the Fund will invest at least 25% of its total assets in equity securities of biotechnology companies.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

FRANKLIN TECHNOLOGY FUND (TECHNOLOGY FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the Securities and Exchange Commission (SEC), or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

FRANKLIN GLOBAL HEALTH CARE FUND (HEALTH CARE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek capital appreciation.

The Fund may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

2. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies.

4. Invest in securities for the purpose of exercising management or control of the issuer.

5. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

6. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique.

7. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts).

8. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate (i) more than 3% of the issuer's outstanding voting stock, (ii) more than 5% of the Fund's total assets and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) or its affiliates consistent with the terms of the exemptive order issued by the SEC.

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

10. Concentrate in any industry except that the Fund will invest at least 25% of total assets in the group of health care industries consisting of pharmaceuticals, biotechnology, health care services, medical supplies and medical technology.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

3. Buy the securities of any issuer if, as to 75% of the assets of the Fund at the time of the purchase, more than 10% of the voting securities of any issuer would be held by the Fund, except that this restriction does not apply to cash, cash items (including receivables), government securities, and the securities of other investment companies.

It is also the policy of Health Care Fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers.

FRANKLIN GLOBAL COMMUNICATIONS FUND
(COMMUNICATIONS FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek to provide total return, without incurring undue risk. Total return consists of both capital appreciation and current dividend and interest income.

The Fund may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

2. Borrow money or mortgage or pledge any of its assets, except in the form of reverse repurchase agreements or from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

3. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 5% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, if more than 15% of the Fund's total assets would be invested in such companies;

4. Invest in securities for the purpose of exercising management or control of the issuer;

5. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities), in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

6. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

7. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

8. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate (i) more than 3% of the issuer's outstanding voting stock, (ii) more than 5% of the Fund's total assets and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Advisers or its affiliates;

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities;

10. Concentrate in any industry, except that the Fund will invest at least 25% of total assets in the equity and debt securities issued by domestic and foreign companies in the utilities industries; and

11. Invest more than 10% of its assets in securities of companies which have a record of less than three years continuous operation, including the operations of any predecessor companies.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

It is also the policy of the Fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including such companies that are securities brokers, dealers, underwriters or investment advisers.

FRANKLIN NATURAL RESOURCES FUND
(NATURAL RESOURCES FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

The Fund may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan;

2. Borrow money or mortgage or pledge any of its assets, except in the form of reverse repurchase agreements or from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

3. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 5% of its assets in illiquid securities with legal or contractual restrictions on resale (although the Fund may invest in Rule 144A restricted securities to the full extent permitted under the federal securities laws); except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund;

4. Invest in securities for the purpose of exercising management or control of the issuer; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund;

5. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes);

6. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest up to 10% of its assets in marketable securities issued by real estate investment trusts);

7. Invest directly in interests in oil, gas or other mineral leases, exploration or development programs;

8. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate (i) more than 3% of the issuer's outstanding voting stock, (ii) more than 5% of the Fund's total assets and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Advisers, or its affiliates;

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities;

10. Concentrate in any industry, except that under normal circumstances the Fund will invest at least 25% of total assets in the securities issued by domestic and foreign companies operating within the natural resources sector; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund; and

11. Invest more than 10% of its assets in securities of companies which have a record of less than three years continuous operation, including the operations of any predecessor companies; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

         "small portion"                    less than 10%
         "portion"                          10% to 25%
         "significant"                      25% to 50%
         "substantial"                      50% to 66%
         "primary"                          66% to 80%
         "predominant"                      80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BORROWING The Funds do not borrow money or mortgage or pledge any of their assets in connection therewith, except that the Technology Fund may borrow up to 5% of its total assets for any purpose other than direct investments in securities and, in addition, each Fund may enter into reverse repurchase agreements or borrow for temporary or emergency purposes up to a specified limit. This limit is 33 1/3% of total assets for the Biotechnology Fund and the Technology Fund, 10% of total assets for the Health Care Fund, and 33% of total assets for the Natural Resources Fund and the Communications Fund. A Fund will not make any additional investments while its borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and stock market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

Enhanced convertible securities - Communications Fund and Technology Fund. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock, offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass-through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeable securities and standard convertible structures is that the issuer of an exchangeable security is different from the issuer of the underlying shares.

Yield enhanced stock mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

Future developments. Each Fund may invest in other convertible securities or enhanced convertible securities that are not presently contemplated for use by the Fund or that are not currently available but that may be developed in the future, so long as the opportunities are consistent with the Fund's investment objective and policies.

Certain issuers of convertible securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these securities may be limited by the restrictions contained in the 1940 Act.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which a Fund may invest. Investment grade debt securities are rated in the top four ratings categories by independent rating organizations such as S&P or Moody's. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds. "These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. Please see "Description of Ratings" for a discussion of the ratings.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, the manager will consider the event in its evaluation of the overall investment merits of the security but will not automatically sell the security.

Limits on debt investments. The Funds have different limits on their ability to invest in debt.

The Biotechnology Fund may, subject to its policy of investing 80% of its net assets in securities of biotechnology companies and discovery research firms, invest up to 35% of its assets in debt securities of foreign or U.S. issuers. The Fund intends to invest less than 5% of its assets in debt securities rated below investment grade.

The Communications Fund may buy debt securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality. The Fund will not invest more than 5% of its total assets in debt securities rated below investment grade. The Fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that it determines to be of comparable quality.

The Health Care Fund may invest up to 30% of its assets in domestic and foreign debt securities. At present, the Fund intends to invest less than 5% in debt securities rated below investment grade.

The Natural Resources Fund may invest in U.S. and foreign equity and debt securities. The Fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that is determined to be of comparable quality.

The Technology Fund will invest less than 5% of its net assets in debt securities.

DERIVATIVE SECURITIES Although the Funds have authority to invest in various types of derivative securities and engage in hedging transactions, the Funds currently do not intend to invest in derivative securities or engage in hedging transactions. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.

The Biotechnology Fund may engage in the following types of transactions: purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Fund may also use these various techniques for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund may also use a hedging technique to bet on the fluctuation of certain indices, currencies, or economic or market changes such as a reduction in interest rates. No more than 5% of the Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

The Health Care Fund may write (sell) covered put and call options and buy put and call options on securities that trade on securities exchanges and in the over-the-counter market. The Fund may buy and sell futures and options on futures with respect to securities, securities indices and currencies. Additionally, the Fund may buy and sell futures and options to "close out" futures and options it may have sold or bought. The Fund may seek to protect capital through the use of forward currency exchange contracts. The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options (except for closing transactions) if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. The Fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets. The Fund may buy foreign currency futures contracts and options if not more than 5% of its assets are then invested as initial or variation margin deposits on contracts or options. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the Fund's custodian bank to collateralize such long positions.

In order to hedge against currency exchange rate risks, the Natural Resources Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. The Fund may also buy and sell forward contracts (to the extent they are not deemed commodities) for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. The Fund generally will not enter into a forward contract with a term of greater than one year.

The Communications Fund may engage in various portfolio strategies to seek to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund may deal in forward foreign currency exchange transactions and foreign currency options and futures and options on such futures. The Fund will not buy foreign currency futures contracts if more than 5% of its assets are then invested as initial or variation margin deposits on such contracts or related options. The Fund may also write (i.e., sell) covered put and call options on its portfolio securities, buy put and call options on securities and engage in transactions in stock index options and financial futures, including stock and bond index futures and related options on such futures. The Fund does not currently intend to write put options. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). The Fund will not engage in any securities options or securities index options if the option premiums paid regarding its open option positions exceed 5% of the value of its total assets. Although certain risks are involved in options and futures transactions, the manager believes that, because the Fund will write only covered options on portfolio securities, and engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movement in the equity, debt and currency markets occurs.

The Technology Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into. The Fund may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. The Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets. The Fund may purchase and write options on futures contracts for hedging purposes only. Unless otherwise noted in the Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the Fund's assets. Nor will the Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts and related options. The Fund may purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets.

The Funds' transactions in options, futures contracts, and forward contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. These transactions are also subject to special tax rules that may affect the amount, timing, and character of certain distributions to shareholders. For more information, please see "Distributions and Taxes."

A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in options on securities and stock indexes, stock index futures, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities or assets correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such hedging instrument will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Funds of options on securities and stock indexes, stock index futures, financial futures and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in stock index and securities options, stock index futures, and financial futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. If a Fund were unable to close out a futures or option position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and, if the Fund had insufficient cash, it might have to sell portfolio securities at a disadvantageous time. In addition, a Fund might be required to deliver the stocks underlying futures or options contracts it holds. The inability to close options or futures positions could also have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of a put or call option might also find it difficult to terminate its position on a timely basis in the absence of a liquid secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds' strategies for hedging their securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Although each Fund believes that the use of any futures contracts entered into will benefit the Fund, if the manager's investment judgment about the general direction of interest rates or securities price is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in these situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Each Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that normally it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

Forward foreign currency exchange contracts - all Funds. The Funds may enter into forward foreign currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers.

A Fund may enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. Additionally, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or liquid securities equal to the amount of the purchase will be segregated on the Fund's books to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire the currency). The segregated assets will be marked-to-market on a daily basis.

Forward Contracts may limit the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for a Fund than if it had not entered into Forward Contracts.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In this event, the Funds' ability to use Forward Contracts may be restricted. The use of foreign currency Forward Contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a Forward Contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into Forward Contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Funds' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which a Fund's assets that are the subject of such cross-hedges are denominated.

FOREIGN CURRENCY FUTURES - ALL FUNDS. The Funds may buy and sell foreign currency futures contracts to hedge against changes in the level of future currency rates. These contracts involve an agreement to buy or sell a specific currency at a future date at a price set in the contract. Assets will be segregated on the Funds' books or in a segregated account with the Fund's custodian bank as required to cover the Fund's obligations under its foreign currency futures contracts.

By entering into these contracts, a Fund is able to protect against a loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency occurring between the trade and settlement dates of the Fund's securities transaction. These contracts also tend to limit the potential gains that might result from a positive change in such currency relationships.

OPTIONS ON FOREIGN CURRENCIES - ALL FUNDS. The Funds may buy and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter, for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities or other assets to be acquired. As with other kinds of options, the writing of an option on foreign currency will only be a partial hedge, up to the amount of the premium received, and a Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may buy put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of buying a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of buying a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration segregated account on the Funds' books) upon conversion or exchange of other foreign currency held in its portfolio). A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high grade liquid debt securities in a segregated account with its custodian bank.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating on the Fund's books, cash or U.S. government securities or other high grade liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on these exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies. The value of these positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) less trading volume.

OPTIONS AND FINANCIAL FUTURES - ALL FUNDS. The Funds may write covered put and call options and buy put and call options on stocks, stocks indices, and bonds that trade on securities exchanges and in the over-the-counter market. The Funds may buy and sell futures and options on futures with respect to stock and bond indices. Additionally, the Funds may engage in "close-out" transactions with respect to futures and options.

WRITING CALL OPTIONS - ALL FUNDS. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the Fund's books upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is segregated by the Fund on its books in cash and liquid securities in segregated on its books. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

With regard to certain options, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, because the writer may be assigned an exercise notice at any time before the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will allow a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will allow the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

BUYING CALL OPTIONS - ALL FUNDS. Each Fund may buy call options on securities that it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. Each Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Before its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus related transaction costs.

WRITING PUT OPTIONS - ALL FUNDS. The Funds may write covered put options. A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

If a Fund writes put options, it will do so on a covered basis. This means that the Fund would maintain, in a segregated account, cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price. A Fund would generally write covered put options when the manager wants to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In this event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS - ALL FUNDS. Each Fund may buy a put option on an underlying security or currency owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency (protective put). Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

OVER-THE-COUNTER (OTC) OPTIONS - ALL FUNDS. Each Fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options are available, however, for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, each Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES - ALL FUNDS. The Funds may buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS - ALL FUNDS. Contracts for the purchase or sale for future delivery of securities and contracts based upon financial indices (financial futures) are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

A Fund will generally not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent a Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES - ALL FUNDS. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES - ALL FUNDS. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS - ALL FUNDS. The Funds may purchase and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index which may be developed in the future to correlate with price movements in certain categories of debt securities. Each Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Funds also may buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS - ALL FUNDS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund.

EQUITY SECURITIES Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES The Funds have different limits on their ability to invest in foreign securities. Each Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the Nasdaq Stock Market, or in the U.S. or foreign over-the-counter markets.

The Biotechnology Fund anticipates that under normal conditions, it invests more of its assets in U.S. securities than in securities of any other single country, although the Fund may have more than 50% of its total assets in foreign securities. The Fund may buy securities of issuers in developing nations, but it has no present intention of doing so.

The Communications Fund normally invests in securities of issuers in at least three different countries. The Communications Fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 65% of its total assets in foreign securities. The Communications Fund will limit its investments in Russian securities to 5% of its total assets.

The Health Care Fund invests in securities of issuers in at least three different countries. The Health Care Fund will not invest more than 40% of its net assets in any one country other than the U.S. The Health Care Fund expects that a significant portion of its investments will be in securities of domestic issuers.

The Natural Resources Fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 50% of its total assets in foreign securities.

The Technology Fund may invest up to 35% of total assets in foreign securities.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their portfolios and calculating their net asset values. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., may be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through each Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

While the Health Care Fund may invest in foreign securities, it is generally not its intention to invest in foreign equity securities of an issuer that meets the definition in the Internal Revenue Code of a passive foreign investment company
(PFIC). However, to the extent that the Fund (and any other Fund) invests in these securities, the Fund may be subject to both an income tax and an additional tax in the form of an interest charge with respect to its investment. To the extent possible, the Health Care Fund will avoid the taxes by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does buy.

DEPOSITARY RECEIPTS. The Natural Resources Fund may invest in American Depositary Receipts (ADRs), and the Communications Fund, the Health Care Fund, the Biotechnology Fund, and the Technology Fund may invest in ADRs, European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq Stock Market. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. To the extent that a Fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

EMERGING MARKETS. Investments by a Fund in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

Government securities Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury bills, notes and bonds, as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA), may carry guarantees which are backed by the "full faith and credit" of the U.S. government. The guarantee extends only to the payment of interest and principal due on the securities and does not provide any protection from fluctuations in either the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the U.S. government. These include securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

The Natural Resources Fund and the Communications Fund may invest in debt securities issued or guaranteed by foreign governments. These securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which the Funds intend to invest generally will include obligations issued by national, state, or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the 12-member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities, including quasi-governmental agencies.

COMMUNICATIONS COMPANIES - COMMUNICATIONS FUND ONLY The Communications Fund concentrates in the utilities industries, predominantly in communications companies. "Utilities industries" are those that are primarily engaged in the ownership, operation or manufacture of facilities or equipment used to provide telephone communications, electricity, cable and other pay for television services, wireless telecommunications, natural gas or water. The manager looks for companies that will position the Fund to benefit from potential advances and increased worldwide demand in the communications industries.

HEALTH CARE COMPANIES - HEALTH CARE FUND ONLY Many major developments in health care come from companies based abroad. Thus, in the opinion of the manager, a portfolio of only U.S. based health care companies is not sufficiently diversified to participate in global developments and discoveries in the field of health care. The manager believes that health care is becoming an increasingly globalized industry and that many important investment opportunities exist abroad. Therefore, the manager believes that a portfolio of global securities may provide a greater potential for investment participation in present and future opportunities that may present themselves in the health care related industries. The manager also believes that the U.S. health care industry may be subject to increasing regulation and government control, thus a global portfolio may reduce the risk of a single government's actions on the portfolio. The Health Care Fund concentrates its investments in a limited group of related industries and is not intended to be a complete investment program.

ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 15% of its net assets (10% in the case of the Health Care Fund) in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. The Natural Resources Fund may invest up to 5% of its net assets in illiquid securities the disposition of which may be subject to legal or contractual restrictions. The Natural Resources Fund and the Communications Fund currently intend to limit their investments in illiquid securities, including illiquid securities with legal or contractual restrictions on resale, except for Rule 144A restricted securities, and including securities which are not readily marketable, to 10% of net assets.
A Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S. or in a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the security for cash at approximately the amount at which the Fund has valued the security in the U.S. or foreign market, or (b) current market quotations are readily available.

Subject to these limitations, the board of trustees has authorized each Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for the securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33% of the value of the Natural Resources Fund's total assets, one third of the value of the Communications Fund's total assets, 20% of the value of the Health Care Fund's total assets, one third of the value of the Biotechnology Fund's total assets, or one third of the value of the Technology Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, the Health Care Fund, the Biotechnology Fund and the Technology Fund may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. These securities will generally be deemed to be illiquid.

The Technology Fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REITS The Natural Resources Fund may invest up to 10% of its assets in real estate investment trusts (REITs). REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Funds do not treat these arrangements as borrowings under their investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements and reverse repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements and reverse repurchase agreements are otherwise deemed useful to the Fund, these risks can be controlled through careful monitoring procedures.

SECURITIES INDUSTRY RELATED INVESTMENTS Securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers, are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities related business must be investment grade as determined by the Fund's board of trustees. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SHORT SALES The Biotechnology Fund may engage in short sale transactions, including "short sales against the box." In a short sale transaction, the Fund sells a security that it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the Fund must (1) borrow the security to deliver the security to the purchaser, and (2) buy the same security in the market in order to return it to the lender. In buying the security to replace the borrowed security, the Fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. No securities will be sold short if, after the sale, the total market value of all the Biotechnology Fund's open short positions would exceed 50% of its assets.

The Biotechnology Fund may also sell securities "short against the box" without limit. In a short sale against the box, the Fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

STANDBY COMMITMENT AGREEMENTS The Natural Resources Fund, the Communications Fund, and the Technology Fund may, from time to time, enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to buy a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. When a Fund enters into the agreement, the Fund is paid a commitment fee, regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous.

The Funds will not enter into a standby commitment with a remaining term in excess of 45 days and will limit their investment in standby commitments so that the aggregate purchase price of the securities subject to the commitments with remaining terms exceeding seven days, together with the value of other portfolio securities deemed illiquid, will not exceed the respective Fund's limit on holding illiquid investments, taken at the time of acquisition of such commitment or security. Each Fund will at all times segregate on its books cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS When a Fund's manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, and other money market equivalents. The Technology Fund may also invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. current, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest each Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The Natural Resources Fund, the Communications Fund, and the Technology Fund may buy securities on a when-issued or delayed delivery basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time. The securities are subject to market fluctuation prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Funds will generally buy these securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a Fund is the buyer, segregate on its books, cash or liquid securities having an aggregate value equal to the amount of its purchase commitments until payment is made. In such an arrangement, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. The Funds are not subject to any percentage limit on the amount of their assets that may be invested in when-issued purchase obligations. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Trust's chief compliance officer or his/her designee, following a request submitted in writing.


The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.
The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

     o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;


     o  Service  providers  to  the  Trust  that  receive   portfolio   holdings
        information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust including: Custodian Bank: Bank of New York; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting
        Services: Glass, Lewis & Co. and Institutional Shareholder Services; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for the Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.
     o The recipient agrees not to trade on the non-public information received.
     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are as follows:

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1991                Foods (meat
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee       Since 143  None        Fortunato 1991
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------
Edith E.      Trustee      Since     135       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1991                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND               OF TIME    OF         DIRECTORSHIPS
 ADDRESS                   SERVED    PORTFOLIOS     HELD
                                     IN FUND
                                       COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   142       None
Johnson       Chairman of  since
(1933)        the Board    1991 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)         and Chief    1991,
One Franklin  Executive   President
Parkway       Officer -    since
San Mateo,    Investment    1993 and
CA 94403-1906 Management    Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
**Harmon E.   Vice         Vice      22        Not Applicable
Burns (1945)  President    President
One Franklin               since
Parkway                    1991
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 49 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable  Not
Gambill       President     2002                      Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Edward B.     Vice         Since     Not       Not Applicable
Jamieson      President    2000      Applicable
(1948)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the
investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Christopher   Vice         Since     Not       Not Applicable
J. Molumphy   President    2000      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen Vetter  Chief        Since     Not       Not Applicable
(1951)        Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 per quarter, plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended. Noninterested board members also receive a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Frank W.T. LaHaye. who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                      TOTAL FEES
                       TOTAL FEES    RECEIVED FROM   NUMBER OF BOARDS
                        RECEIVED       FRANKLIN         IN FRANKLIN
                        FROM THE       TEMPLETON         TEMPLETON
        NAME           TRUST/1 ($)    INVESTMENTS/2     INVESTMENTS ON
                                          ($)           WHICH EACH
                                                         SERVES/3
-----------------------------------------------------------------------
Frank H. Abbott, III/4   22,062         181,601             N/A
Harris J. Ashton         22,878         370,100             45
S. Joseph Fortunato      21,616         372,100             46
Edith E. Holiday         32,375         360,527             32
Frank W.T. LaHaye        23,709         183,598             29
Gordon S. Macklin        22,772         368,101             45

1. For the fiscal year ended April 30, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 30, 2005.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each such board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the estimated dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
----------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
---------------------------------------------------------------------------
Harris J. Ashton           Global Communications         Over $100,000
                               Fund
                             $1-$10,000
---------------------------------------------------------------------------
S. Joseph Fortunato            None                      Over $100,000
---------------------------------------------------------------------------
Edith E. Holiday          Biotechnology Fund             Over $100,000
                            $1 - $ 10,000
---------------------------------------------------------------------------
Frank W.T. LaHaye        Natural Resources Fund          Over $100,000
                            $10,001-$50,000
                        Global Communications Fund
                            $10,001-$50,000
                        Global Health Care Fund
                            $10,001-$50,000
---------------------------------------------------------------------------
Gordon S. Macklin             None                       Over $100,000
---------------------------------------------------------------------------

INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
---------------------------------------------------------------------------
Harmon E. Burns           Technology Fund               Over $100,000
                          Over $100,000
---------------------------------------------------------------------------
Charles B. Johnson            None                      Over $100,000
---------------------------------------------------------------------------
Rupert H. Johnson, Jr.   Biotechnology Fund               Over $100,000
                            Over $100,000
                        Global Health Care Fund
                            Over $100,000
---------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust: Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met twice.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------
Manager and services provided Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for a Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of a Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

Management fees The Technology Fund pays the manager a fee equal to an annual rate of:

o  0.550% of the value of net assets, up to and including $500 million;
o 0.450% of the value of net assets over $500 million, up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion, up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion, up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion, up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion, up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion, up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion, up to and including $21.5 billion; and
o  0.270% of the value of net assets over $21.5 billion.

Each Fund (except the Technology Fund) pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets, up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million, up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion, up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion, up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                                           MANAGEMENT FEES PAID ($)
                                    2005          2004             2003
-----------------------------------------------------------------------------
Biotechnology Discovery Fund/1    2,865,306     2,937,572      2,364,837
Technology Fund/2                   262,638       300,264        211,093
Health Care Fund/3                  723,824       712,613        649,929
Communications Fund/4               421,204       451,445        406,243
Natural Resources Fund/5            986,321       367,531        336,026

1. For the fiscal years ended April 30, 2005, 2004, and 2003, management fees, before any advance waiver, totaled $2,926,018, $3,043,448, and $2,542,514, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2005, 2004, and 2003, management fees, before any advance waiver, totaled $274,139, $310,787, and $219,530, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2005, 2004, and 2003, management fees, before any advance waiver, totaled $735,855, $724,563, and $671,895, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
4. For the fiscal years ended April 30, 2005, 2004, and 2003, management fees, before any advance waiver, totaled $422,766, $466,477, and $432,860, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
5. For the fiscal years ended April 30, 2005, 2004, and 2003 management fees for the Natural Resources Fund, before any advance waiver, totaled $1,018,735, $382,565, and $346,925, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

Portfolio managers

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:

----------------------------------------------------------------------
Name        Number      Assets     Number     Assets     Number   Assets
            of Other    of Other   of Other   of Other   of       of
            Registered  Registered Pooled     Pooled     Other    Other
            Investment  Investment Investment Investment Accounts Accounts
            Companies   Companies  Vehicles   Vehicles   Managed  Managed
            Managed     Managed    Managed    Managed             (x $1
                        (x $1                (x $1                million)
                        million)             million)/2          /2
                         /1
----------------------------------------------------------------------
Evan            -         -         3       110.7      1       20.1
McCulloch
----------------------------------------------------------------------
Vincent         -         -         2       94.0       -        -
Chiang
----------------------------------------------------------------------
Grant           1       141.6       1        3.5       -        -
Bowers
----------------------------------------------------------------------
Tiffany         1       151.5       1        4.9      None     None
Hsaio
----------------------------------------------------------------------
Matthew         -         -         1       16.7       1       20.1
Willey
----------------------------------------------------------------------
Jeanne Wong     -         -         1       16.7       1       20.1
----------------------------------------------------------------------
Fred Fromm      -         -         -         -        -        -
----------------------------------------------------------------------
Steve Land      1       578.8       -         -        -        -
----------------------------------------------------------------------
J.P.            -         -         2       173.0      -        -
Scandalios
----------------------------------------------------------------------
Robert Dean     3       262.9       2       820.4      -        -
----------------------------------------------------------------------

These figures represent registered investment companies other than the Funds included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including each Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

         -------------------------------- -------------------------------------
         Portfolio Manager                Dollar Range of Fund Shares
                                          Beneficially Owned
         -------------------------------- -------------------------------------
         Evan McCulloch                   Biotechnology Fund
                                          $10,001 - $50,000
                                          Global Health Care Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------
         Vincent Chiang                   Biotechnology Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------
         Grant Bowers                     Global Communications Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------
         Tiffany Hsaio                    None
         -------------------------------- -------------------------------------
         Matthew Willey                   Global Health Care Fund
                                          $10,000 - $50,000
         -------------------------------- -------------------------------------
         Jeanne Wong                      None
         -------------------------------- -------------------------------------
         Fred Fromm                       Natural Resources Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------
         Steve Land                       Natural Resources Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------
         J.P. Scandalios                  None
         -------------------------------- -------------------------------------
         Robert Dean                      Technology Fund
                                          $1 - $10,000
         -------------------------------- -------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with Biotechnology Discovery Fund, Technology Fund and the manager, on behalf of, Health Care Fund, Natural Resources Fund and Communications Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Biotechnology Discovery Fund and the manager (on behalf of the remaining funds) pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of its average daily net assets, up to $200 million;

o 0.135% of average daily net assets over $200 million, up to $700 million;

o 0.10% of average daily net assets over $700 million, up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

Technology Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of its average net assets.

During the last three fiscal years ended April 30, Biotechnology Discovery Fund, Technology Fund and the manager (on behalf of the remaining funds) paid FT Services the following administration fees:

                                      ADMINISTRATION FEES PAID ($)
                                  2005           2004             2003
----------------------------------------------------------------------------
Biotechnology Discovery Fund     832,806        867,827          717,754
Technology Fund                   99,687        113,013           79,829
Health Care Fund                 182,736        179,318          164,545
Communications Fund              101,581        111,667          103,951
Natural Resources Fund           263,980         91,908          83,218


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with a Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from a Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from a Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" - the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                                    BROKERAGE COMMISSIONS FEES PAID ($)
                                    2005          2004             2003
-------------------------------------------------------------------------------
Biotechnology Discovery Fund/1     954,173       1,387,986      1,662,670
Technology Fund                    122,435         323,768        394,984
Health Care Fund                   325,195         344,880        660,308
Communications Fund                490,976         401,678        364,539
Natural Resources Fund             249,786         191,077        215,807

1. For the fiscal year ended April 30, 2003, there was an increase in reported brokerage commissions, as compared to the previous two fiscal years. This was primarily due to a general market practice change relating to the way over-the-counter trade commissions are itemized (commissions are no longer included in the market price of the security, but are broken out and paid separately). In addition, there was a modest increase in trading activity, due to market conditions.

For the fiscal year ended April 30, 2005, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:
                                                                  Aggregate
                                                                  Portfolio
                                     Brokerage Commissions      Transactions
                                            ($)                      ($)
-------------------------------------------------------------------------------
Biotechnology Discovery Fund              878,839                433,950,514
Technology Fund                           125,105                 62,504,785
Health Care Fund                          304,246                168,427,053
Communications Fund                       467,717                216,500,595
Natural Resources Fund                    240,208                156,799,423

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES

Multiclass distributions As multiclass funds, the Technology, Health Care, Communications and Natural Resources Funds calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Global Health Care and Global Communications Funds each may invest more than 50% of a Fund's total assets at the end of their fiscal year in foreign securities. If they meet these investment criteria, each of these Funds may elect to pass through to their shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, these Funds may report more taxable income to you than they actually distribute. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (Class A, B & C only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, a Fund may overwithhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by a Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. Each Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by a Fund or by other corporations (including REITs) in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that a Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o dividends paid by domestic corporations, and
o dividends paid by qualified foreign corporations, including:
        - corporations incorporated in a possession of the U.S.,
        - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
        - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.
o It is anticipated that none or only a small percentage of the Biotechnology, Technology, Health Care and Communications Funds' income dividends will qualify for this deduction. This is because the income of each Fund is derived in large part from investments earning interest rather than dividend income, or in investments in foreign securities.
o For corporate shareholders of the Natural Resources Fund, it is anticipated that a larger portion of the dividends paid by your Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options futures, forwards, or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards or foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Technology and Communications Funds are permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------
Each Fund is a nondiversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC. Prior to November 15, 1999, the Franklin Global Communications Fund's name was "Franklin Global Utilities Fund."

Biotechnology Discovery Fund currently offers one class of shares, Class A. Technology Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. Health Care Fund and Communications Fund currently offer three classes of shares, Class A, Class B, and Class C and Natural Resources Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Natural Resources Fund began offering Class C shares on September 1, 2005. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Biotechnology Discovery Fund - Class A

o Franklin Technology Fund - Class A
o Franklin Technology Fund - Class B
o Franklin Technology Fund - Class C
o Franklin Technology Fund - Class R
o Franklin Technology Fund - Advisor Class

o Franklin Global Health Care Fund - Class A
o Franklin Global Health Care Fund - Class B
o Franklin Global Health Care Fund - Class C

o Franklin Global Communications Fund - Class A
o Franklin Global Communications Fund - Class B
o Franklin Global Communications Fund - Class C

o Franklin Natural Resources Fund - Class A
o Franklin Natural Resources Fund - Class C
o Franklin Natural Resources Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                           SHARE CLASS        PERCENTAGE (%)
-------------------------------------------------------------------------------
TECHNOLOGY FUND

Stanton Trust Company NA                     Class R             7.34
Trust Wold Architects
401(k) Profit Sharing Plan
3405 Annapolis Lane N., Ste. 100
Minneapolis, MN 55447

Franklin Templeton Bank & Trust              Class R             5.71
for Defined Contribution Services
Huffines Auto Dealership
Attn: Securities Settlement
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Capital Bank & Trust Company, TTEE           Class R             9.91
FBO Vacation Resorts Internat'l
401K PSP
C/O Planpremier Fascorp
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111

Reliance Trust Company                       Class R            22.80
Cust. Hughes Associates, Inc.
401k PSP
c/o Plan Premier Fascorp
515 E. Orchard Road 2T2
Greenwood, CO  80111

Rafael R. Costas, Jr.                        Advisor             5.16
2398 Pacific Avenue
San Francisco, CA  94115-1218

Donald G. Taylor and                         Advisor            12.02
 Gigo H. Lee Taylor
JT TEN
300 N. Murray Avenue
Ridgewood, NJ 07450-3011

Burns Family Trust                           Advisor            18.59
Harmon E. Burns and Susan T. Burns,
TRSTE dtd. 04/25/96
141 Tuscaloosa Avenue
Atherton, CA 94027-6016

NATURAL RESOURCES FUND

Franklin Templeton Fund Allocator            Advisor            12.85
Conservative Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator            Advisor            36.15
Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator            Advisor            36.21
Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2005, the officers and board members, as a group, owned of record and beneficially 18.59% of Franklin Technology Fund-Advisor Class-and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES charges The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o    Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code, as amended

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & Co., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

RETIREMENT PLANS. Class A shares at NAV are available for:

o    Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                              Sales Charge (%)
------------------------------------------------------------------------------
Under $30,000                                                        3.0
$30,000 but less than $50,000                                        2.5
$50,000 but less than $100,000                                       2.0
$100,000 but less than $200,000                                      1.5
$200,000 but less than $400,000                                      1.0
$400,000 or more                                                     0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within               this % is deducted from
this many years after buying them                    your proceeds as a CDSC
----------------------------------------------------------------------------
1 Year                                                    4
2 Years                                                   4
3 Years                                                   3
4 Years                                                   3
5 Years                                                   2
6 Years                                                   1
7 Years                                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o        Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by the Funds when an account falls below the minimum required account size

o        Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Funds in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin  Templeton  Distributors,  Inc.  (Distributors)  acts as the  principal
underwriter   in  the  continuous   public   offering  of  each  Fund's  shares.
Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:


                                                                         AMOUNT RECEIVED IN
                                  TOTAL                                   CONNECTION WITH
                                 COMMISSIONS      AMOUNT RETAINED BY      REDEMPTIONS AND
                                 RECEIVED ($)      DISTRIBUTORS ($)       REPURCHASES ($)
  ------------------------------ ---------------------------------------------------------------
  2005
  Biotechnology Discovery Fund   983,942              146,393                1,639
  Technology Fund                110,938               13,953               15,895
  Health Care Fund               280,938               36,808               43,488
  Communications Fund            70,578                 8,796                9,357
  Natural Resources Fund      1,942,385               312,174                  582

  2004
  Biotechnology Discovery
  Fund                         1,589,596              179,957                6,704
  Technology Fund                168,685               20,825               12,813
  Health Care Fund               293,261               38,896               27,133
  Communications Fund             93,032               11,569               11,089
  Natural Resources Fund         908,721              149,502                  328

  2003
  Biotechnology Discovery
  Fund                         1,269,116              178,957                6,704
  Technology Fund                129,035               13,817               17,325
  Health Care Fund               249,527               27,845               38,727
  Communications Fund             96,685               10,721               15,167
  Natural Resources Fund         173,050               25,500                   20


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by each Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. Biotechnology Discovery Fund, Technology Fund and Natural Resources Fund may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, each Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. Biotechnology Discovery Fund will not reimburse Distributors the additional 0.10% during periods when the Fund is closed to new investors. Health Care Fund and Communications Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan for Biotechnology Discovery Fund, Health Care Fund, Communications Fund and Natural Resources Fund is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. For Health Care Fund and Communications Fund, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Class A plan for Technology Fund is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2005, the amounts paid by the Funds pursuant to the plan were:


                        Biotechnology                   Health                      Natural
                         Discovery       Technology      Care     Communications  Resources
                           ($)              ($)           ($)          ($)             ($)
-----------------------------------------------------------------------------------------------
Advertising               57,229           6,146         3,359        2,948         56,676
Printing and mailing
 prospectuses other
 than to current
 shareholders              9,818           1,996         1,916        1,915          7,832
Payments to
 underwriters             25,175           2,512         1,558          995         29,108
Payments to
 broker-dealers        1,417,662          73,841       205,140      128,502        409,230
Other                    114,314           6,465         5,414        6,571         40,557
                    ---------------------------------------------------------------------------
Total                  1,624,198          90,960       217,387      140,931        543,403
                    ===========================================================================

THE CLASS B, C AND R PLANS. Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Technology Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, and C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Technology, Communications, and Health Care Funds' Class B plan, total payments to Distributors for the fiscal year ended April 30, 2005, were $46,736, $30,019, and $122,617 respectively. The eligible expenses Distributors had incurred to that date were:

                            Technology        Health Care     Communications
                              ($)                ($)               ($)
------------------------------------------------------------------------------
Advertising                  502                1,068            260
Printing and mailing
 prospectuses other
than to current
shareholders                 306                  498            136
Payments to
 underwriters                228                  550             98
Payments to
 broker-dealers           16,538               44,530          7,552
Other                        917                2,302            499
                       -------------------------------------------------------
Total                     18,491               48,948          8,545
                       =======================================================

Under the Class C plan, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2005, were:

                           Technology        Health Care     Communications
                              ($)                ($)               ($)
------------------------------------------------------------------------------
Advertising                  1,000             2,214              688
Printing and mailing
 prospectuses other
than to current
shareholders                   541               889              245
Payments to
 underwriters                  384               762              257
Payments to
 broker-dealers             98,246           219,582           78,526
Other                        1,491             2,607              980
                       -------------------------------------------------------
Total                      101,662           226,054           80,696
                       =======================================================

Under the Class R plan, the amounts paid by the Technology Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                           ($)
--------------------------------------------------------------
Advertising                                853
Printing and mailing
 prospectuses other than
 to current shareholders                    38
Payments to underwriters                   248
Payments to broker-dealers               9,032
Other                                      373
                                     ---------------------
Total                                   10,544
                                     =====================

THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Technology Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

Since Class C shares of the Natural Resources Fund is new, there will be no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXEs Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                                                                   Since
                                 Inception    1 Year     5 Years    10 Years    Inception
Class A                            Date         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------

Biotechnology Discovery Fund     09/15/97     -18.51      -6.36           -       7.84
Technology Fund                  05/01/00      -3.77          -           -     -16.38
Health Care Fund                 02/14/92      -3.37       0.87        8.20       8.10
Communications Fund              07/02/92      -1.74     -15.76        1.58       3.64
Natural Resources Fund           06/05/95      21.90       8.53           -      10.52

                                                                      Since
                                 Inception    1 Year     5 Years    Inception
Class B                            Date        (%)         (%)         (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      -2.55         -        -16.24
Health Care Fund                 01/01/99      -2.22       0.95        3.77
Communications Fund              01/01/99      -0.31     -15.67       -6.81

                                                                                 Since
                                Inception     1 Year     5 Years    10 Years    Inception
Class C                            Date        (%)         (%)        (%)        (%)
--------------------------------------------------------------------------------------------
Technology Fund                  05/01/00      0.45          -          -       -15.94
Health Care Fund                 09/03/96      0.69        1.30         -         3.40
Communications Fund              05/01/95      2.54      -15.39      1.49         1.49

                                                                     Since
                                 Inception    1 Year     5 Years   Inception
Class R                            Date        (%)         (%)         (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      0.89         -        -15.51

The following SEC formula was used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                                                                   Since
                                 Inception    1 Year     5 Years    10 Years    Inception
Class A                            Date         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------
Biotechnology Discovery Fund     09/15/97     -18.51      -6.37         -         7.72
Technology Fund                  05/01/00      -3.77          -         -       -16.38
Health Care Fund                 02/14/92      -3.37       0.83       7.27        7.07
Communications Fund              07/02/92      -1.77     -16.36      -0.37        1.79
Natural Resources Fund           06/05/95      21.90       8.33          -        9.91

                                                                    Since
                                 Inception    1 Year   5 Years    Inception
Class B                            Date         (%)      (%)        (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      -2.55         -      -16.24
Health Care Fund                 01/01/99      -2.22      0.46        3.38
Communications Fund              01/01/99      -0.31    -16.29       -8.02

                                                                                   Since
                                 Inception    1 Year     5 Years    10 Years    Inception
Class C                            Date         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------
Technology Fund                  05/01/00        0.45         -         -       -15.94
Health Care Fund                 09/03/96        0.69      0.83       2.75        2.75
Communications Fund              05/01/95        2.54    -15.98      -0.35      -0.35

                                                                   Since
                                 Inception    1 Year   5 Years    Inception
Class R                            Date         (%)      (%)        (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      0.89       -         -15.51


The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                                                                                   SINCE
                                 INCEPTION    1 YEAR     5 YEARS    10 YEARS    INCEPTION
CLASS A                            DATE         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------
Biotechnology Discovery Fund     09/15/97    -12.03       -5.29         -         6.79
Technology Fund                  05/01/00     -2.45           -         -       -13.03
Health Care Fund                 02/14/92     -2.19        0.56      6.70         6.55
Communications Fund              07/02/92     -1.07      -12.72      0.69         2.44
Natural Resources Fund           06/05/95     14.24        7.29         -         8.96

                                                                   SINCE
                                 INCEPTION    1 YEAR   5 YEARS    INCEPTION
CLASS B                            DATE         (%)      (%)        (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00     -1.66         -      -12.93
Health Care Fund                 01/01/99     -1.44      0.63        3.11
Communications Fund              01/01/99     -0.20    -12.65       -5.79

                                                                                   SINCE
                                 INCEPTION    1 YEAR     5 YEARS    10 YEARS    INCEPTION
CLASS C                           DATE         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------
Technology Fund                  05/01/00      0.29         -         -         -12.71
Health Care Fund                 09/03/96      0.45      0.94         -           2.60
Communications Fund              05/01/95      1.65    -12.44      0.72           0.72

                                                                   SINCE
                                 INCEPTION    1 YEAR   5 YEARS    INCEPTION
CLASS R                            DATE         (%)      (%)        (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      0.58       -        -12.39


The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years

ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                                                                   SINCE
                                 INCEPTION    1 YEAR     5 YEARS    10 YEARS    INCEPTION
CLASS A                            DATE         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------

Biotechnology Discovery Fund     09/15/97     -18.51      -27.99          -      77.79
Technology Fund                  05/01/00      -3.77           -          -     -59.10
Health Care Fund                 02/14/92      -3.37        4.43     119.84     179.59
Communications Fund              07/02/92      -1.74      -57.58      16.92      58.26
Natural Resources Fund           06/05/95      21.90       50.58          -     169.19

                                                                    SINCE
                                 INCEPTION    1 YEAR   5 YEARS    INCEPTION
CLASS B                            DATE         (%)      (%)        (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00      -2.55          -     -58.74
Health Care Fund                 01/01/99      -2.22       4.82      26.38
Communications Fund              01/01/99      -0.31     -57.35     -36.01

                                                                                   SINCE
                                 INCEPTION    1 YEAR     5 YEARS    10 YEARS    INCEPTION
CLASS C                            DATE         (%)        (%)         (%)         (%)
--------------------------------------------------------------------------------------------
Technology Fund                  05/01/00       0.45           -         -      -58.00
Health Care Fund                 09/03/96       0.69        6.66         -       33.52
Communications Fund              05/01/95       2.54      -56.65     15.94       15.94

                                                          SINCE
                                 INCEPTION    1 YEAR    INCEPTION
CLASS R                            DATE         (%)       (%)
------------------------------------------------------------------------------
Technology Fund                  05/01/00       0.89      -56.91

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------
The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa:  Bonds  rated Baa are subject to  moderate  credit risk and are  considered
medium-grade   obligations.   As  such   they  may  have   certain   speculative
characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & Poor's Ratings Group (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.








FRANKLIN
STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND
FRANKLIN NATURAL RESOURCES FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983
1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks ..................2
Officers and Trustees .......................19
Fair Valuation and Liquidity                 25
Proxy Voting Policies and Procedures         25
Management and Other Services .............  27
Portfolio Transactions ......................30
Distributions and Taxes .....................31
Organization, Voting Rights and
 Principal Holders ..........................36
Buying and Selling Shares ...................37
The Underwriter .............................41
Performance .................................41
Miscellaneous Information ...................43
Description of Ratings ......................44

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------



Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.


Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN TECHNOLOGY FUND (TECHNOLOGY FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the Investment Company Act of 1940, as amended (1940 Act), or (b) any exemptions therefrom which may be granted by the Securities and Exchange Commission (SEC), or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

FRANKLIN NATURAL RESOURCES FUND
(NATURAL RESOURCES FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

The Fund may not:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan;

2. Borrow money or mortgage or pledge any of its assets, except in the form of reverse repurchase agreements or from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

3. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 5% of its assets in illiquid securities with legal or contractual restrictions on resale (although the Fund may invest in Rule 144A restricted securities to the full extent permitted under the federal securities laws); except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund;

4. Invest in securities for the purpose of exercising management or control of the issuer; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund;

5. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes);

6. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest up to 10% of its assets in marketable securities issued by real estate investment trusts);

7. Invest directly in interests in oil, gas or other mineral leases, exploration or development programs;

8. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate (i) more than 3% of the issuer's outstanding voting stock, (ii) more than 5% of the Fund's total assets and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds), or its affiliates;

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if one or more of the officers or trustees of the trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities;

10. Concentrate in any industry, except that under normal circumstances the Fund will invest at least 25% of total assets in the securities issued by domestic and foreign companies operating within the natural resources sector; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund; and

11. Invest more than 10% of its assets in securities of companies which have a record of less than three years continuous operation, including the operations of any predecessor companies; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BORROWING The Funds do not borrow money or mortgage or pledge any of their assets in connection therewith, except that the Technology Fund may borrow up to 5% of its total assets for any purpose other than direct investments in securities and, in addition, each Fund may enter into reverse repurchase agreements or borrow for temporary or emergency purposes up to a specified limit. This limit is 33 1/3% of total assets for the Technology Fund and 33% of total assets for the Natural Resources Fund. A Fund will not make any additional investments while its borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and stock market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES - TECHNOLOGY FUND. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock, offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass-through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeable securities and standard convertible structures is that the issuer of an exchangeable security is different from the issuer of the underlying shares.

Yield enhanced stock mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

FUTURE DEVELOPMENTS. Each Fund may invest in other convertible securities or enhanced convertible securities that are not presently contemplated for use by the Fund or that are not currently available but that may be developed in the future, so long as the opportunities are consistent with the Fund's investment objective and policies.

Certain issuers of convertible securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these securities may be limited by the restrictions contained in the 1940 Act.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, the manager will consider the event in its evaluation of the overall investment merits of the security but will not automatically sell the security.

LIMITS ON DEBT INVESTMENTS. The Funds have different limits on their ability to invest in debt.

The NATURAL RESOURCES FUND may invest in U.S. and foreign equity and debt securities. The Fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that is determined to be of comparable quality.

The TECHNOLOGY FUND will invest less than 5% of its net assets in debt securities.

DERIVATIVE SECURITIES Although the Funds have authority to invest in various types of derivative securities and engage in hedging transactions, the Funds currently do not intend to invest in derivative securities or engage in hedging transactions. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.

In order to hedge against currency exchange rate risks, the NATURAL RESOURCES FUND may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. The Fund may also buy and sell forward contracts (to the extent they are not deemed commodities) for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. The Fund generally will not enter into a forward contract with a term of greater than one year.

The TECHNOLOGY FUND may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into. The Fund may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. The Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets. The Fund may purchase and write options on futures contracts for hedging purposes only. Unless otherwise noted in the Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the Fund's assets. Nor will the Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts and related options. The Fund may purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets.

The Funds' transactions in options, futures contracts, and forward contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. These transactions are also subject to special tax rules that may affect the amount, timing, and character of certain distributions to shareholders. For more information, please see "Distributions and Taxes."

A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in options on securities and stock indexes, stock index futures, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities or assets correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such hedging instrument will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Funds of options on securities and stock indexes, stock index futures, financial futures and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in stock index and securities options, stock index futures, and financial futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. If a Fund were unable to close out a futures or option position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and, if the Fund had insufficient cash, it might have to sell portfolio securities at a disadvantageous time. In addition, a Fund might be required to deliver the stocks underlying futures or options contracts it holds. The inability to close options or futures positions could also have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of a put or call option might also find it difficult to terminate its position on a timely basis in the absence of a liquid secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds' strategies for hedging their securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Although each Fund believes that the use of any futures contracts entered into will benefit the Fund, if the manager's investment judgment about the general direction of interest rates or securities price is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in these situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Each Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that normally it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may enter into forward foreign currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers.

A Fund may enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. Additionally, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or liquid securities equal to the amount of the purchase will be segregated on the Fund's books to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire the currency). The segregated assets will be marked-to-market on a daily basis.

Forward Contracts may limit the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for a Fund than if it had not entered into Forward Contracts.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In this event, the Funds' ability to use Forward Contracts may be restricted. The use of foreign currency Forward Contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into Forward Contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Funds' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which a Fund's assets that are the subject of such cross-hedges are denominated.

FOREIGN CURRENCY FUTURES - ALL FUNDS. The Funds may buy and sell foreign currency futures contracts to hedge against changes in the level of future currency rates. These contracts involve an agreement to buy or sell a specific currency at a future date at a price set in the contract. Assets will be segregated on the Funds' books or in a segregated account with the Fund's custodian bank as required to cover the Fund's obligations under its foreign currency futures contracts.

By entering into these contracts, a Fund is able to protect against a loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency occurring between the trade and settlement dates of the Fund's securities transaction. These contracts also tend to limit the potential gains that might result from a positive change in such currency relationships.

OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter, for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities or other assets to be acquired. As with other kinds of options, the writing of an option on foreign currency will only be a partial hedge, up to the amount of the premium received, and a Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may buy put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of buying a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of buying a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration segregated account on the Funds' books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high grade liquid debt securities in a segregated account with its custodian bank.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating on the Fund's books, cash or U.S. government securities or other high grade liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on these exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies. The value of these positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) less trading volume.

OPTIONS AND FINANCIAL FUTURES. The Funds may write covered put and call options and buy put and call options on stocks, stocks indices, and bonds that trade on securities exchanges and in the over-the-counter market. The Funds may buy and sell futures and options on futures with respect to stock and bond indices. Additionally, the Funds may engage in "close-out" transactions with respect to futures and options.

WRITING CALL OPTIONS. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the Fund's books upon conversion or exchange of other securities held in its portfolio). A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is segregated by the Fund on its books in cash and liquid securities in segregated on its books. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

With regard to certain options, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, because the writer may be assigned an exercise notice at any time before the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will allow a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will allow the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

BUYING CALL OPTIONS. Each Fund may buy call options on securities that it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. Each Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Before its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus related transaction costs.

WRITING PUT OPTIONS. The Funds may write covered put options. A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

If a Fund writes put options, it will do so on a covered basis. This means that the Fund would maintain, in a segregated account, cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price. A Fund would generally write covered put options when the manager wants to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In this event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. Each Fund may buy a put option on an underlying security or currency owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency (protective put). Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

OVER-THE-COUNTER (OTC) OPTIONS. Each Fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options are available, however, for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, each Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The Funds may buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. Contracts for the purchase or sale for future delivery of securities and contracts based upon financial indices (financial futures) are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

A Fund will generally not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent a Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Funds may purchase and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index which may be developed in the future to correlate with price movements in certain categories of debt securities. Each Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Funds also may buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund.

EQUITY SECURITIES Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES The Funds have different limits on their ability to invest in foreign securities. Each Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the Nasdaq Stock Market, or in the U.S. or foreign over-the-counter markets.

The NATURAL RESOURCES FUND expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 50% of its total assets in foreign securities.

The TECHNOLOGY FUND may invest up to 35% of total assets in foreign securities.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their portfolios and calculating their net asset values. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., may be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through each Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEPOSITARY RECEIPTS. The NATURAL RESOURCES Fund may invest in American Depositary Receipts (ADRs), and the TECHNOLOGY FUND may invest in ADRs, European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq Stock Market. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. To the extent that a Fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

EMERGING MARKETS. Investments by a Fund in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

GOVERNMENT SECURITIES Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury bills, notes and bonds, as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA), may carry guarantees which are backed by the "full faith and credit" of the U.S. government. The guarantee extends only to the payment of interest and principal due on the securities and does not provide any protection from fluctuations in either the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the U.S. government. These include securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

The NATURAL RESOURCES FUND may invest in debt securities issued or guaranteed by foreign governments. These securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which the Fund intends to invest generally will include obligations issued by national, state, or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the 12-member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities, including quasi-governmental agencies.

ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. The NATURAL RESOURCES FUND may invest up to 5% of its net assets in illiquid securities the disposition of which may be subject to legal or contractual restrictions. The NATURAL RESOURCES FUND currently intends to limit its investments in illiquid securities, including illiquid securities with legal or contractual restrictions on resale, except for Rule 144A restricted securities, and including securities which are not readily marketable, to 10% of net assets.

A Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S. or in a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the security for cash at approximately the amount at which the Fund has valued the security in the U.S. or foreign market, or (b) current market quotations are readily available.

Subject to these limitations, the board of trustees has authorized each Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with the Funds' investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for the securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33% of the value of the NATURAL RESOURCES FUND'S total assets, or one third of the value of the TECHNOLOGY FUND'S total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PRIVATE INVESTMENTS Consistent with its investment goals and policies, the TECHNOLOGY FUND may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. These securities will generally be deemed to be illiquid. The TECHNOLOGY FUND may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REITS The NATURAL RESOURCES FUND may invest up to 10% of its assets in real estate investment trusts (REITs). REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will segregate on its books cash or liquid securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Funds do not treat these arrangements as borrowings under their investment restrictions so long as the asset segregation requirement described above are met.

The use of repurchase agreements and reverse repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements and reverse repurchase agreements are otherwise deemed useful to the Fund, these risks can be controlled through careful monitoring procedures.

SECURITIES INDUSTRY RELATED INVESTMENTS Securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers, are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities related business must be investment grade as determined by the Fund's board of trustees. The Funds do not believe that these limitations will impede the attainment of their investment goals.

STANDBY COMMITMENT AGREEMENTS Each Fund may, from time to time, enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to buy a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. When a Fund enters into the agreement, the Fund is paid a commitment fee, regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous.

The Funds will not enter into a standby commitment with a remaining term in excess of 45 days and will limit their investment in standby commitments so that the aggregate purchase price of the securities subject to the commitments with remaining terms exceeding seven days, together with the value of other portfolio securities deemed illiquid, will not exceed the respective Fund's limit on holding illiquid investments, taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS When a Fund's manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, and other money market equivalents. The Technology Fund may also invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. current, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest each Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS Each Fund may buy securities on a when-issued or delayed delivery basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time. The securities are subject to market fluctuation prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Funds will generally buy these securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a Fund is the buyer, segregate on its books, cash or liquid securities having an aggregate value equal to the amount of its purchase commitments until payment is made. In such an arrangement, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. The Funds are not subject to any percentage limit on the amount of their assets that may be invested in when-issued purchase obligations. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Trust's chief compliance officer or his/her designee, following a request submitted in writing.


The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.
The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

      o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;


      o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL:
      Stradley Ronon Stevens & Young, LLP; INDEPENDENT TRUSTEES' COUNSEL:
      Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for the Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the non-public information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1991                Foods (meat
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee       Since 143  None        Fortunato 1991
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------
Edith E.      Trustee      Since     135       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1991                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND               OF TIME    OF         DIRECTORSHIPS
 ADDRESS                   SERVED    PORTFOLIOS     HELD
                                     IN FUND
                                       COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   142       None
Johnson       Chairman of  since
(1933)        the Board    1991 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)         and Chief    1991,
One Franklin  Executive   President
Parkway       Officer -    since
San Mateo,    Investment    1993 and
CA 94403-1906 Management    Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
**Harmon E.   Vice         Vice      22        Not Applicable
Burns (1945)  President    President
One Franklin               since
Parkway                    1991
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 49 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable  Not
Gambill       President     2002                      Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Edward B.     Vice         Since     Not       Not Applicable
Jamieson      President    2000      Applicable
(1948)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the
investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Christopher   Vice         Since     Not       Not Applicable
J. Molumphy   President    2000      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen Vetter  Chief        Since     Not       Not Applicable
(1951)        Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 per quarter, plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended. Noninterested board members also receive a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Frank W.T. LaHaye. who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                      TOTAL FEES
                       TOTAL FEES    RECEIVED FROM   NUMBER OF BOARDS
                        RECEIVED       FRANKLIN         IN FRANKLIN
                        FROM THE       TEMPLETON         TEMPLETON
        NAME           TRUST/1 ($)    INVESTMENTS/2     INVESTMENTS ON
                                          ($)           WHICH EACH
                                                         SERVES/3
-----------------------------------------------------------------------
Frank H. Abbott, III/4   22,062         181,601             N/A
Harris J. Ashton         22,878         370,100             45
S. Joseph Fortunato      21,616         372,100             46
Edith E. Holiday         32,375         360,527             32
Frank W.T. LaHaye        23,709         183,598             29
Gordon S. Macklin        22,772         368,101             45

1. For the fiscal year ended April 30, 2005.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 30, 2005.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each such board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the estimated dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY
NAME OF BOARD MEMBER      DOLLAR RANGE OF EQUITY        THE BOARD MEMBER
                          SECURITIES IN THE FUNDS        IN THE FRANKLIN
                                                         TEMPLETON FUND
                                                            COMPLEX
---------------------------------------------------------------------------
Harris J. Ashton           Global       $1-$10,000     Over $100,000
                       Communications
                            Fund
---------------------------------------------------------------------------
S. Joseph Fortunato         None                       Over $100,000
---------------------------------------------------------------------------
Edith E. Holiday     Biotechnology Fund $1 - $ 10,000  Over $100,000
---------------------------------------------------------------------------
Frank W.T. LaHaye    Natural Resources  $10,001-$50,000Over $100,000
                            Fund
                           Global
                         Communications $10,001-$50,000
                            Fund
                          Global Health $10,001-$50,000
                          Care Fund
---------------------------------------------------------------------------
Gordon S. Macklin           None                       Over $100,000
---------------------------------------------------------------------------

INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
NAME OF BOARD MEMBER      DOLLAR RANGE OF EQUITY      THE BOARD MEMBER IN
                          SECURITIES IN THE FUNDS        THE FRANKLIN
                                                        TEMPLETON FUND
                                                           COMPLEX
---------------------------------------------------------------------------
Harmon E. Burns        Technology Fund Over $100,000 Over $100,000
---------------------------------------------------------------------------
Charles B. Johnson          None                     Over $100,000
---------------------------------------------------------------------------
Rupert H. Johnson, Jr.  Biotechnology  Over $100,000 Over $100,000
                            Fund
                        Global Health
                          Care Fund     Over $100,000
---------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met twice.

FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for a Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of a Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Technology Fund pays the manager a fee equal to an annual rate of:

o  0.550% of the value of net assets, up to and including $500 million;
o 0.450% of the value of net assets over $500 million, up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion, up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion, up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion, up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion, up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion, up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion, up to and including $21.5 billion; and
o  0.270% of the value of net assets over $21.5 billion.

The Natural Resources Fund pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets, up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million, up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion, up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion, up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                               MANAGEMENT FEES PAID ($)
                             2005            2004             2003
-------------------------------------------------------------------------
Technology Fund/1          262,638          300,264         211,093
Natural Resources          986,321          367,531         336,026
Fund/2

1. For the fiscal years ended April 30, 2005, 2004, and 2003, management fees, before any advance waiver, totaled $274,139, $310,787, and $219,530, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any advance waiver, totaled $1,018,735, $382,565 , and $346,925, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:

----------------------------------------------------------------------
Name        Number    Assets    Number    Assets    Number   Assets
            of Other  of Other  of Other  of Other  of       of
            RegisteredRegisteredPooled    Pooled    Other    Other
            InvestmentInvestmentInvestmentInvestmentAccounts Accounts
            Companies Companies Vehicles  Vehicles  Managed  Managed
            Managed   Managed   Managed   Managed            (x $1
                      (x $1               (x $1              million)
                      million)            million)/2          /2
                      /1
----------------------------------------------------------------------
Evan            -         -         3       110.7      1       20.1
McCulloch
----------------------------------------------------------------------
Vincent         -         -         2       94.0       -        -
Chiang
----------------------------------------------------------------------
Grant           1       141.6       1        3.5       -        -
Bowers
----------------------------------------------------------------------
Tiffany         1       151.5       1        4.9      None     None
Hsaio
----------------------------------------------------------------------
Matthew         -         -         1       16.7       1       20.1
Willey
----------------------------------------------------------------------
Jeanne Wong     -         -         1       16.7       1       20.1
----------------------------------------------------------------------
Fred Fromm      -         -         -         -        -        -
----------------------------------------------------------------------
Steve Land      1       578.8       -         -        -        -
----------------------------------------------------------------------
J.P.            -         -         2       173.0      -        -
Scandalios
----------------------------------------------------------------------
Robert Dean     3       262.9       2       820.4      -        -
----------------------------------------------------------------------

These figures represent registered investment companies other than the Funds included in this SAI. 2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including each Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

      |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      |X| RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      Evan McCulloch      Biotechnology Fund
                          $10,001 - $50,000
                          Global Health Care
                                 Fund
                             $1 - $10,000
      -----------------------------------------
      Vincent Chiang      Biotechnology Fund
                             $1 - $10,000
      -----------------------------------------
      Grant Bowers      Global Communications
                                 Fund
                             $1 - $10,000
      -----------------------------------------
      Tiffany Hsaio              None
      -----------------------------------------
      Matthew Willey      Global Health Care
                                 Fund
                          $10,000 - $50,000
      -----------------------------------------
      Jeanne Wong                None
      -----------------------------------------
      Fred Fromm        Natural Resources Fund
                             $1 - $10,000
      -----------------------------------------
      Steve Land        Natural Resources Fund
                             $1 - $10,000
      -----------------------------------------
      J.P. Scandalios None
      -----------------------------------------
      Robert Dean          Technology Fund
                             $1 - $10,000
      -----------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services on behalf of Natural Resources Fund a monthly fee equal to an annual rate of:

o 0.15% of its average daily net assets, up to $200 million;
o 0.135% of average daily net assets over $200 million, up to $700 million;
o 0.10% of average daily net assets over $700 million, up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

Technology Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of its average net assets.

During the last three fiscal years ended April 30, the Technology Fund and the manager on behalf of the Natural Resources Fund paid FT Services the following administration fees:


                               ADMINISTRATION FEES PAID ($)
                            2005           2004            2003
----------------------------------------------------------------------
Technology Fund            99,687         113,013         79,829
Natural Resources Fund    263,980          91,908         83,218

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with a Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from a Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from a Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" - the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                                    BROKERAGE COMMISSIONS ($)
                            2005           2004            2003
----------------------------------------------------------------------
Technology Fund           122,435         323,768         394,984
Natural Resources Fund    249,786         191,077         215,807

For the fiscal year ended April 30, 2005, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
Technology Fund                      125,105         62,504,785
Natural Resources Fund               240,208        156,799,423

DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS As multiclass funds, the Technology, Health Care, Communications and Natural Resources Funds calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. The Global Health Care and Global Communications Funds each may invest more than 50% of a Fund's total assets at the end of their fiscal year in foreign securities. If they meet these investment criteria, each of these Funds may elect to pass through to their shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, these Funds may report more taxable income to you than they actually distribute. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

NON-U.S. INVESTORS may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, a Fund may overwithhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by a Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. Each Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by a Fund or by other corporations (including REITs) in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that a Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.
o It is anticipated that none or only a small percentage of the Biotechnology, Technology, Health Care and Communications Funds' income dividends will qualify for this deduction. This is because the income of each Fund is derived in large part from investments earning interest rather than dividend income, or in investments in foreign securities.
o For corporate shareholders of the Natural Resources Fund, it is anticipated that a larger portion of the dividends paid by your Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options futures, forwards, or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. A Fund's investment in options, futures, forwards or foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Technology and Communications Funds are permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a nondiversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Technology Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Natural Resources Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Natural Resources Fund began offering Class C shares on September 1, 2005. The Funds may offer additional classes of shares in the future. The full title of each funds' class is:

o Franklin Technology Fund - Class A
o Franklin Technology Fund - Class B
o Franklin Technology Fund - Class C o Franklin Technology Fund - Class R
o Franklin Technology Fund - Advisor Class
o Franklin Natural Resources Fund - Class A
o Franklin Natural Resources Fund - Class C
o Franklin Natural Resources Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS               SHARE      PERCENTAGE
                                    CLASS (%)
-------------------------------------------------------
TECHNOLOGY FUND

Stanton Trust Company NA        Class R      7.34
Trust Wold Architects
401(k) Profit Sharing Plan
3405 Annapolis Lane N., Ste.
100
Minneapolis, MN 55447

Franklin Templeton Bank &       Class R      5.71
Trust for Defined
Contribution Services
Huffines Auto Dealership
Attn: Securities Settlement
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Capital Bank & Trust Company,   Class R      9.91
TTEE
FBO Vacation Resorts
Internat'l
401K PSP
C/O Planpremier Fascorp
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111

Reliance Trust Company          Class R      22.80
Cust. Hughes Associates, Inc.
401k PSP c/o Plan Premier
Fascorp 515 E. Orchard
Road. 2T2
Greenwood, CO  80111

Rafael R. Costas, Jr.           Advisor      5.16
2398 Pacific Avenue
San Francisco, CA  94115-1218

Donald G. Taylor and Gigo H.    Advisor      12.02
Lee Taylor
JT TEN
300 N. Murray Avenue
Ridgewood, NJ 07450-3011

Burns Family Trust              Advisor      18.59
Harmon E. Burns and Susan T.
Burns, TRSTE dtd. 04/25/96
141 Tuscaloosa Avenue
Atherton, CA 94027-6016

NATURAL RESOURCES FUND

Franklin Templeton Fund         Advisor      12.85
Allocator
Conservative Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund         Advisor      36.15
Allocator
Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund         Advisor      36.21
Allocator
Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2005, the officers and board members, as a group, owned of record and beneficially 18.59% of Franklin Technology Fund-Advisor Class - and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Funds in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from each Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Natural Resources Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                                         SINCE
                         INCEPTION   1 YEAR    5 YEARS  INCEPTION
ADVISOR CLASS               DATE       (%)       (%)       (%)
-------------------------------------------------------------------
Technology Fund           05/01/00     2.32        -     -15.11
Natural Resources Fund    06/05/95    29.80     10.25     11.97

The following SEC formula was used to calculate these figures:

      n
P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                                          SINCE
                         INCEPTION   1 YEAR    5 YEARS  INCEPTION
ADVISOR CLASS               DATE       (%)       (%)       (%)
-------------------------------------------------------------------
Technology Fund           05/01/00     2.32        -     -15.11
Natural Resources Fund    06/05/95    29.80     9.98      11.28

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
  D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                                                          SINCE
                         INCEPTION   1 YEAR    5 YEARS  INCEPTION
ADVISOR CLASS               DATE       (%)       (%)       (%)
-------------------------------------------------------------------
Technology Fund           05/01/00     1.51       -       -12.10
Natural Resources Fund    06/05/95    19.37     8.76       10.24

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

P =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                                          SINCE
                         INCEPTION   1 YEAR    5 YEARS  INCEPTION
ADVISOR CLASS               DATE       (%)       (%)       (%)
-------------------------------------------------------------------
Technology Fund           05/01/00    2.32        -       -55.90
Natural Resources Fund    06/05/95    29.80     62.87     206.45

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------


The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.










FRANKLIN STRATEGIC INCOME FUND




SEPTEMBER 1, 2005




The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B, C & R

FRANKLIN STRATEGIC INCOME FUND

Franklin Strategic Series

















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]








Contents

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies                     2
Main Risks                               6
Performance                             12
Fees and Expenses                       15
Management                              17
Distributions and Taxes                 22
Financial Highlights                    26

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                  30
Buying Shares                           41
Investor Services                       44
Selling Shares                          48
Exchanging Shares                       51
Account Policies                        58
Questions                               67

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS
The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its assets in U.S. and foreign debt securities. Debt securities include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities. The Fund shifts its investments among the following general asset classes, and at any given time may have a substantial portion of its assets invested in any one of these classes:

o High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries

o Developed country (non-U.S.) government and agency bonds

o Emerging market government and agency bonds

o U.S. government and agency bonds

o Mortgage securities and other asset-backed securities

o Convertible securities, including bonds and preferred stocks

o Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) that are debt securities

A bond represents an obligation of an issuer to repay a loan of money to it, and generally provides for the payment of interest. The Fund may invest up to 100% of its total assets in bonds that are rated below investment grade, sometimes called "junk bonds" or "high yield" securities. Investment grade bonds are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may invests in bonds rated below Caa by Moody's or CCC by S&P, or unrated bonds that the Fund's manager determines are comparable. The Fund may invest up to 10% of its assets in defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future. Generally, lower rated bonds pay higher yields than more highly rated bonds to compensate investors for the higher risk.

The Fund may invest a portion of its assets in bank loans and loan participations. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors.

The Fund may use various derivative strategies, including forward currency exchange contracts (forward contracts), as it seeks to protect its assets, implement a cash or tax management strategy or enhance its income. With derivatives, the manager attempts to predict whether a currency, an index or an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Fund may invest a portion of its assets in credit-linked securities as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets. Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference securities such as corporate debt obligations, credit default swaps on corporate debt or bank loan obligations. Credit-linked securities are a form of derivatives.

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans.

Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin.

A convertible security is generally a debt obligation or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

[Begin callout]
The Fund invests primarily in U.S. and foreign debt securities.
[End callout]

The Fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, global market, industry, and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the manager's analysis of the outlook for the economy and the business cycle will be correct.

TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, U.S. government securities, high-grade commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS
[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the debt securities in the Fund's portfolio will fall, which may cause the Fund's share price to fall. This means you could lose money.
[End callout]

INTEREST RATE
When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for mortgage securities held by the Fund since homeowners may refinance their mortgages when interest rates fall, thus limiting the upside potential of the mortgage securities. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT
An issuer of debt securities, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield securities, fixed-income fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

LOAN RISKS. Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL
A debt security may be prepaid (called) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in bonds subject to call risk. A call of some or all of these bonds may lower the Fund's income and yield and its distributions to shareholders.

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign debt markets, currency markets, trading systems and dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES
Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

CONVERTIBLE SECURITIES
The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

CREDIT-LINKED SECURITIES
The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price./

DERIVATIVE SECURITIES
The performance of derivative investments depends, at least in part, on the performance of an underlying assets or currency. Derivative securities involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks included delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION
The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]





PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

18.68%   17.05%   10.03%   4.05%   2.33%   2.60%  5.40%   4.70%  22.08%   9.86%
-------------------------------------------------------------------------------
 95       96       97       98      99     00     01       02     03      04
                                    Year


Best Quarter:                                  Q2 '03             8.69%
Worst Quarter:                                 Q3 '98             -4.18%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                1 Year     5 Years   10 Years
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class A/2
Return Before Taxes                              5.16%      7.78%      9.00%
Return After Taxes on Distributions              2.85%      4.77%      5.60%
Return After Taxes on Distributions and          3.25%      4.71%      5.53%
 Sale of Fund Shares
Lehman Brothers U.S. Aggregate Index/3           4.34%      7.71%      7.72%
Lipper Multi-Sector Income Funds Average/4       8.43%      7.30%      7.52%
(indices reflect no deduction for fees,
 expenses, or taxes)


                                                                      Since
                                                                     Inception
                                                1 Year     5 Years   (1/1/99)
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class B/2       5.50%      8.01%      7.13%
Lehman Brothers U.S. Aggregate Index/3           4.34%      7.71%      6.24%
Lipper Multi-Sector Income Funds Average/4       8.43%      7.30%      6.39%

                                                                       Since
                                                                     Inception
                                                1 Year     5 Years    (5/1/98)
------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class C/2       8.43%      8.29%     6.51%
Lehman Brothers U.S. Aggregate Index/3           4.34%      7.71%     6.59%
Lipper Multi-Sector Income Funds Average/4       8.43%      7.30%     5.57%

                                                1 Year     5 Years   10 Years
------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class R/2,5     8.62%      8.41%     9.09%
Lehman Brothers U.S. Aggregate Index/3           4.34%      7.71%     7.72%
Lipper Multi-Sector Income Funds Average/4       8.43%      7.30%     7.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was 0.11% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's Micropal (Lehman Brothers U.S. Aggregate Index). The unmanaged Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return includes reinvestment of interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Lipper, Inc. (Lipper Multi-Sector Income Funds Average). The Lipper Multi-Sector Income Funds Average included 108 funds for the one-year period ended 12/31/04, 87 funds for the five-year period ended 12/31/04, 39 funds for the ten-year period ended 12/31/04, 80 funds for the 1/1/99 - 12/31/04 period, and 72 funds for the 5/1/98 - 12/31/04 period. Performance does not include sales charges. Total return includes reinvestment of dividends and capital gains. The index is unmanaged and one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                     (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                          Class A    Class B   Class C  Class R
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               4.25%/1    4.00%    1.00%     1.00%

  Load imposed on purchases                4.25%/1    None     None      None
  Maximum deferred sales charge (load)      None/2    4.00%/3  1.00%     1.00%
  Redemption fee on shares sold within
  7 calendar days following their
  purchase date/4                           2.00%     None     2.00%     2.00%

Please see "Choosing a Share Class" on page 30 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES             (expenses deducted from Fund assets)
-------------------------------------------------------------------------------
                                          Class A   Class B   Class C   Class R
-------------------------------------------------------------------------------
Management fees/5                          0.47%     0.47%     0.47%     0.47%
Distribution and service (12b-1) fees      0.25%     0.65%     0.65%     0.50%
Other expenses                             0.20%     0.20%     0.20%     0.20%
                                         --------------------------------------
Total annual Fund operating expenses/5     0.92%     1.32%     1.32%     1.17%
                                         --------------------------------------
Management fee reduction/5                -0.01%    -0.01%    -0.01%    -0.01%
                                         --------------------------------------
Net annual Fund operating expenses/5       0.91%     1.31%     1.31%     1.16%
                                         --------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 35) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.

4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                             $514/1     $703       $907        $1,497
Class B                             $533       $715       $918        $1,469/2
Class C                             $233       $415       $718        $1,579
Class R                             $218       $368       $638        $1,409
If you do not sell your shares:
Class B                             $133       $415       $718        $1,469/2
Class C                             $133       $415       $718        $1,579
Class R                             $118       $368       $638        $1,409

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in any foreign developed country. The portfolio managers of the team are as follows:

CHRISTOPHER J. MOLUMPHY CFA, Executive Vice President of Advisers
Mr. Molumphy has been a manager of the Fund since 1994. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA CFA, Vice President of Advisers
Mr. Takaha has been an assistant manager of the Fund since 1997, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.47% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.46% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC).

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004, settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004, settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."



DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on June 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Because the principal investment goal of the Fund is to earn a high level of current income, and the Fund has a higher percentage of its investments in debt securities, it is anticipated that only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004, and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                                                 YEAR ENDED APRIL 30,
------------------------------------------------------------ -------------------------------------
                                               2005       2004      2003       2002      2001
--------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year              10.09      9.65      9.36      9.58      9.84
                                            ------------------------------------------------------
  Net investment income/1                         .53       .56       .65       .75/4     .80
  Net realized and unrealized gains (losses)      .27       .54       .35      (.20)/4   (.28)
                                            ------------------------------------------------------
Total from investment operations                  .80      1.10      1.00       .55       .52
                                            ------------------------------------------------------
Distributions from net investment income         (.65)     (.66)     (.71)     (.77)     (.78)
                                            ------------------------------------------------------
Redemption fees                                    --/2      --        --        --        --
                                            ------------------------------------------------------
Net asset value, end of year                    10.24     10.09      9.65      9.36      9.58
                                            ======================================================
Total return (%)/3                               8.10     11.69     11.60      6.00      5.63

Ratios/supplemental data
Net assets, end of year ($ x 1,000)           696,198   446,282   336,607   261,446   245,974
Ratios to average net assets: (%)
  Expenses                                        .92       .92       .96       .95       .99
  Expenses net of waiver and payments
   by affiliate                                   .91       .92       .88       .84       .75
  Net investment income                          5.18      5.53      7.30      8.03/4    8.18
Portfolio turnover rate (%)                     48.57     66.57     67.65     50.64     38.70
Portfolio turnover rate excluding mortgage
 dollar rolls (%)                               39.91     52.35     53.25     49.88     36.37


CLASS B                                                                 YEAR ENDED APRIL 30,
------------------------------------------------------------ -------------------------------------
                                               2005       2004      2003       2002      2001
--------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year
                                                10.12      9.67      9.38      9.61      9.86
                                            ------------------------------------------------------
  Net investment income/1                         .49       .52       .61       .72/4     .76
  Net realized and unrealized gains (losses)      .27       .55       .35      (.21)/4   (.27)
                                            ------------------------------------------------------
Total from investment operations                  .76      1.07       .96       .51       .49
                                            ------------------------------------------------------
Distributions from net investment income          (.61)     (.62)     (.67)     (.74)     (.74)
                                            ------------------------------------------------------
Redemption fees                                    --/4      --        --        --        --
                                            ------------------------------------------------------
Net asset value, end of year                    10.27     10.12      9.67      9.38      9.61
                                            ======================================================
Total return (%)/3                               7.65     11.33     11.14      5.57      5.18
Ratios/supplemental data
Net assets, end of year ($ x 1,000)           110,502    91,974    61,254    40,821    24,631
Ratios to average net assets: (%)
  Expenses                                       1.32      1.32      1.36      1.35      1.19
  Expenses net of waiver and payments
   by affiliate                                  1.31      1.32      1.28      1.24      1.15
  Net investment income                          4.72      5.13      6.90      7.65/4    7.80
Portfolio turnover rate (%)                     48.57     66.57     67.65     50.64     38.70
Portfolio turnover rate excluding mortgage
dollar rolls (%)                                39.91    52.35      53.25     49.88     36.37



CLASS C                                                                 YEAR ENDED APRIL 30,
------------------------------------------------------------ -------------------------------------
                                               2005       2004      2003       2002      2001
--------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year              10.09      9.64      9.36      9.58      9.84
                                             -----------------------------------------------------
  Net investment income/1                         .49       .52       .61       .72/4     .76
  Net realized and unrealized gains (losses)      .27       .55       .34      (.20)/4   (.28)
                                             -----------------------------------------------------
Total from investment operations                  .76      1.07       .95       .52       .48
                                             -----------------------------------------------------
  Distributions from net investment income       (.61)     (.62)     (.67)     (.74)     (.74)
                                             -----------------------------------------------------
Redemption fees                                    --/2      --        --        --        --
                                            ------------------------------------------------------
Net asset value, end of year                    10.24     10.09      9.64      9.36      9.58
                                             =====================================================
Total return (%)/3                               7.67     11.36     11.18      5.47      5.21

Ratios/supplemental data
Net assets, end of year ($ x 1,000)           213,741   151,823    86,153    58,851    46,732
Ratios to average net assets: (%)
  Expenses                                       1.32      1.32      1.36      1.35      1.39
  Expenses net of waiver and payments
   by affiliate                                  1.31      1.32      1.28      1.24      1.15
  Net investment income                          4.78      5.13      6.90      7.64/4    7.79
Portfolio turnover rate (%)                     48.57     66.57     67.65     50.64     38.70
Portfolio turnover rate excluding mortgage
dollar rolls (%)                                39.91     52.35     53.25     49.88     36.37



CLASS R                                                         YEAR ENDED APRIL 30,
------------------------------------------------------------ -------------------------------------
                                               2005       2004      2003       2002/5
--------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year              10.07      9.63      9.34      9.39
                                             -----------------------------------------------------
  Net investment income/1                         .51       .53       .63       .28
  Net realized and unrealized gains (losses)      .26       .55       .35      (.09)
                                             -----------------------------------------------------
Total from investment operations                  .77      1.08       .98       .19
                                             -----------------------------------------------------
  Distributions from net investment income       (.62)     (.64)     (.69)     (.24)
                                             -----------------------------------------------------
Redemption fees                                    --/6      --        --        --
                                            ------------------------------------------------------
Net asset value, end of year                    10.22     10.07      9.63      9.34
                                             =====================================================
Total return (%)/2                               7.86     11.45     11.35      2.07

Ratios/supplemental data
Net assets, end of year ($ x 1,000)            17,859     7,324     1,558     1,239
Ratios to average net assets: (%)
  Expenses                                       1.17      1.17      1.21      1.20/6
  Expenses net of waiver  and payments
   by affiliate                                  1.16      1.17      1.13      1.09/6
  Net investment income                          4.93      5.28      7.05      9.18/6
Portfolio turnover rate (%)                     48.57     66.57     67.65     50.64
Portfolio turnover rate excluding mortgage
dollar rolls (%)                                39.91     52.35     53.25     49.88


1. Based on average daily shares outstanding.
2. Amount is less than $0.01 per share.
3. Total return does not include sales charges, and is not annualized.
4. Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

                                                          Class A    Class B   Class C
Net investment income per share ($)                         (.01)     (.01)     (.01)
Net realized and unrealized losses per share ($)            (.01)     (.01)     (.01)
Ratio of net investment income to average net assets (%)    (.13)     (.12)     (.13)

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

5. For the period January 1, 2002 (effective  date) to April 30, 2002, for
Class R.
6. Annualized.


YOUR ACCOUNT


The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A                      CLASS C                   CLASS R
------------------------------------------------------------------------------
o Initial sales charge      o No initial sales         o No initial sales
  of 4.25% or less            charge                     charge

o Deferred sales charge     o Deferred sales charge    o Except for certain
  of 1% on purchases of       of 1% on shares you        Employer Sponsored
  $1 million or more sold     sell within 12 month       Retirement Plans,
  within 18 months                                       deferred sales charge
                                                         of 1% on shares you
                                                         sell within 18 months
                                                         (charged at plan level
                                                         based on initial
                                                         investment)

o Lower annual expenses     o Higher annual expenses   o Higher annual expenses
  than Class B, C or R        than Class A due to        than Class A due to
  due to lower                higher distribution        higher distribution
  distribution fees           fees. No conversion to     fees (lower than Class
                              Class A shares, so         B and Class C). No
                              annual expenses do not     conversion to Class A
                              decrease.                  shares, so annual
                                                         expenses do not
                                                         decrease.


SALES CHARGES - CLASS A

                                   the sales charge
                                  makes up this % of     which equals this % of
when you invest this amount       the offering price*     your net investment*
-------------------------------------------------------------------------------
Under $100,000                         4.25                      4.44
$100,000 but under $250,000            3.50                      3.63
$250,000 but under $500,000            2.50                      2.56
$500,000 but under $1 million          2.00                      2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

[Begin callout]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

     o You, individually;
     o Your spouse or domestic partner, as recognized by applicable state law;
     o You jointly with your spouse or domestic partner;
     o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
     o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
     o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
     o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); that are

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE
If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 38).

DISTRIBUTION AND SERVICE (12B-1) FEES
Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25 per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

if you sell your shares within            this % is deducted from your
this many years after buying them         proceeds as a CDSC
---------------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 38). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES
Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 38).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

o Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under
  Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans (as defined below under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 38).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 51 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

BUYING SHARES

MINIMUM INVESTMENTS
-------------------------------------------------------------------------
                                                         Initial
-------------------------------------------------------------------------
Regular accounts                                         $1,000
-------------------------------------------------------------------------
Automatic investment plans                               $50
-------------------------------------------------------------------------
UGMA/UTMA accounts                                       $100
-------------------------------------------------------------------------
Employer Sponsored Retirement Plans                      no minimum
-------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education Savings
Plans or Roth IRAs                                       $250
-------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs            $250
-------------------------------------------------------------------------
Current and former full-time employees, officers,        $100
trustees and directors of Franklin Templeton entities,
and their family members
-------------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 44). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
--------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT                      Contact your investment         Contact your investment
REPRESENTATIVE                  representative                  representative
--------------------------------------------------------------------------------------------------
                                If you have another Franklin    Before requesting a telephone
                                Templeton fund account with     or online purchase into any
BY PHONE/ONLINE                 your bank account information   existing account, please make
                                on file, you may open a new     sure we have your bank account
(Up to $100,000 per             account my phone. At this       information on file. If we do
shareholder per day)            time, a new account may not     not have this information, you
                                be opened online.               will need to send written
1-800/632-2301                                                  instructions with your bank's
                                To make a same day investment   name and address and a voided
franklintempleton.com           your phone order must be        check or savings account deposit
                                received and accepted by us     slip. If the bank and Fund
Note: (1) certain account       by 1:00 p.m. Pacific time or    accounts do not have at least
types are not available         the close of the New York       one common owner, your written
for online account access       Stock Exchange, whichever is    request must be signed by ALL
and (2) the amount may be       earlier.                        fund AND bank account owners,
higher for members of                                           and each individual must have
Franklin Templeton VIP                                          his or her signature guaranteed.
Services/TM. Please
see page 47 for more
information regarding                                           To make a same day  investment,
eligibility.                                                    your phone or online order must
                                                                be received and accepted by us
                                                                by 1:00 p.m. Pacific time or
                                                                the close of the New York Stock
                                                                Exchange, whichever is earlier.
---------------------------------------------------------------------------------------------------
                                Make your check payable to      Make your check payable to
                                Franklin Strategic Income       Franklin Strategic Income Fund.
BY MAIL                         Fund.                           Include your account number on
                                                                the check.
                                Mail the check and your
                                signed application to           Fill out the deposit slip from
                                Investor Services.              your account statement. If you do
                                                                not have a slip, include a note
                                                                with your name, the Fund name, and
                                                                 your account number.

                                                                Mail the check and deposit slip or
                                                                 note to Investor Services.
----------------------------------------------------------------------------------------------------
                                Call  to receive a wire         Call to receive a wire control
                                control number and wire         number and wire instructions.
BY WIRE                         instructions.

1-800/632-2301                  Wire the funds and mail your    To make a same day wire investment,
or 1-650/312-2000               signed application to           the wired funds must be received
collect)                        Investor Services. Please       and accepted by us by 1:00 p.m.
                                include the wire control        Pacific time or the close of the
                                number or your new account      New York Stock Exchange, whichever
                                account number on the           is earlier.
                                application.

                                To make a same day wire
                                investment, the wired funds
                                must be received and accepted
                                by us by 1:00 p.m. Pacific
                                time or the close of the New
                                York Stock Exchange, whichever
                                is earlier.
------------------------------------------------------------------------------------------------------
                                Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                     1-800/632-2301, or send         1-800/632-2301, or send signed
                                signed written instructions.     written instructions. You also may
                                You also may place an           place an online exchange order.
                                online exchange order. The
franklintempleton.com           automated telephone system      (Please see page 51 for information
                                cannot be used to open a        on exchanges.)
                                new account.

                                (Please see page 51 for
                                information on exchanges.)
--------------------------------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 41) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services                1-800/632-2301
Advisor Services                    1-800/524-4040
Retirement Services                 1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP Services/TM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services/TM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services/TM. Please see page 47 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------------
To sell some or all of your shares
-------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT         Contact your investment representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                                Send written instructions and endorsed share
BY  MAIL                        certificates (if you hold share certificates) to
                                Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                A check will be mailed to the name(s) and
                                address on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------------------

                                As long as your transaction is for $100,000 or
BY PHONE/ONLINE                 less, you do not hold share certificates and
                                you have not changed your address by phone or
1-800/774-9697                  online within the last 15 days, you can sell
franklintempleton.com           your shares by phone or online. The amount may
                                be higher for members of Franklin Templeton VIP
                                Services/TM. Please see page 47 for more information regarding eligibility.


                                A check will be mailed to the name(s) and
                                address on the account. Written instructions,
                                with a signature guarantee, are required to
                                send the check to another address or to make it
                                payable to another person.
-------------------------------------------------------------------------------
                                You can call, write or visit us online to have
BY ELECTRONIC FUNDS             redemption proceeds sent to a bank account. See
TRANSFER (ACH)                  the policies at left for selling shares by mail,
                                phone, or online.

                                Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                                If we receive your request in proper form by
                                1:00 p.m. Pacific time, proceeds sent by ACH
                                generally will be available within two to three
                                business days.
-------------------------------------------------------------------------------
                                Obtain a current prospectus for the fund you are
BY  EXCHANGE                    considering. Prospectuses are available online
                                at franklintempleton.com.

                                Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                                If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o  imposing a redemption fee for short-term trading; and
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMO's) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 45).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                                     Class A     Class B    Class C   Class R
------------------------------------------------------------------------------
Commission (%)                          ---         ---     1.00/3    1.00/5
Investment under $100,000              4.00         ---      ---       ---
$100,000 but under $250,000            2.80         ---      ---       ---
$250,000 but under $500,000            2.00         ---      ---       ---
$500,000 but under $1 million          1.60         ---      ---       ---
$1 million or more               up to 0.75/1       ---      ---       ---
12b-1 fee to dealer                    0.25%/1     0.15/2   0.65/4    0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans./1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME                   TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
SHAREHOLDER SERVICES             1-800/632-2301      5:30 a.m. to 5:00 p.m.
FUND INFORMATION                 1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                                 (1-800/342-5236)
RETIREMENT SERVICES              1-800/527-2020      5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES                 1-800/524-4040      5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES           1-800/321-8563      6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)           1-800/851-0637      5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM       1-800/632-2301      (around-the-clock access)
                                 1-800/524-4040
                                 1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

[GAIN FROM OUR PERSPECTIVE(R)]



Investment Company Act file #811-06243                         194 P 09/05













SEPTEMBER 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  ADVISOR CLASS

FRANKLIN STRATEGIC INCOME FUND


Franklin Strategic Series









Insert FRANKLIN TEMPLETON INVESTMENTS logo]








Contents

THE FUND


[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies                     2
Main Risks                               6
Performance                             12
Fees and Expenses                       14
Management                              16
Distributions and Taxes                 21
Financial Highlights                    25

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

Qualified Investors                     27
Buying Shares                           30
Investor Services                       32
Selling Shares                          36
Exchanging Shares                       39
Account Policies                        46
Questions                               53

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

The Fund

GOALS AND STRATEGIES

GOALS
The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its assets in U.S. and foreign debt securities. Debt securities include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities. The Fund shifts its investments among the following general asset classes, and at any given time may have a substantial portion of its assets invested in any one of these classes:

o High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries

o Developed country (non-U.S.) government and agency bonds

o Emerging market government and agency bonds

o U.S. government and agency bonds

o Mortgage securities and other asset-backed securities

o Convertible securities, including bonds and preferred stocks

o Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) that are debt securities

A bond represents an obligation of an issuer to repay a loan of money to it, and generally provides for the payment of interest. The Fund may invest up to 100% of its total assets in bonds that are rated below investment grade, sometimes called "junk bonds" or "high yield" securities. Investment grade bonds are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may invests in bonds rated below Caa by Moody's or CCC by S&P, or unrated bonds that the Fund's manager determines are comparable. The Fund may invest up to 10% of its assets in defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future. Generally, lower rated bonds pay higher yields than more highly rated bonds to compensate investors for the higher risk.

The Fund may invest a portion of its assets in bank loans and loan participations. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors.

The Fund may use various derivative strategies, including forward currency exchange contracts (forward contracts), as it seeks to protect its assets, implement a cash or tax management strategy or enhance its income. With derivatives, the manager attempts to predict whether a currency, an index or an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Fund may invest a portion of its assets in credit-linked securities as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets. Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference securities such as corporate debt obligations, credit default swaps on corporate debt or bank loan obligations. Credit-linked securities are a form of derivatives.

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans.

Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin.

A convertible security is generally a debt obligation or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

[Begin callout]
The Fund invests primarily in U.S. and foreign debt securities.
[End callout]

The Fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, global market, industry, and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the manager's analysis of the outlook for the economy and the business cycle will be correct.

TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, U.S. government securities, high-grade commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS
[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the debt securities in the Fund's portfolio will fall, which may cause the Fund's share price to fall. This means you could lose money.
[End callout]

INTEREST RATE
When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for mortgage securities held by the Fund since homeowners may refinance their mortgages when interest rates fall, thus limiting the upside potential of the mortgage securities. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT
An issuer of debt securities, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

LOAN RISKS. Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL
A debt security may be prepaid (called) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in bonds subject to call risk. A call of some or all of these bonds may lower the Fund's income and yield and its distributions to shareholders.

FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign debt markets, currency markets, trading systems and dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES
Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

CONVERTIBLE SECURITIES
The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

CREDIT-LINKED SECURITIES
The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price./

DERIVATIVE SECURITIES
The performance of derivative investments depends, at least in part, on the performance of an underlying assets or currency. Derivative securities involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks included delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION
The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]





PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]

18.68%   17.05%   10.03%   4.05%  2.41%   2.96%   5.67%  4.85%   22.38%  10.23%
-------------------------------------------------------------------------------
 95       96       97      98     99       00      01     02      03      04
                                      YEAR

Best Quarter:                 Q2 '03              8.76%
Worst Quarter:                Q3 '98              -4.18%


ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                                      Since
                                                                    Inception
                                              1 Year    5 Years     (8/12/99)
-------------------------------------------------------------------------------
Franklin Strategic Income Fund -
  Advisor Class/2
Return Before Taxes                            10.23%    9.01%        9.62%
Return After Taxes on Distributions             7.73%    5.87%        6.15%
Return After Taxes on Distributions and
 Sale of Fund Shares                            6.54%    5.69%        6.04%
Lehman Brothers U.S. Aggregate Index/3          4.34%    7.71%        7.72%
Lipper Multi-Sector Income Funds Average/4      8.43%    7.30%        7.52%
(indices reflect no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2005, the Fund's year-to-date return was 0.24% for Advisor Class shares. All Fund performance assumes reinvestment of dividends and capital gains.

2. Effective August 12, 1999, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 12, 1999, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 12, 1999, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

3. Source: Standard & Poor's Micropal (Lehman Brothers U.S. Aggregate Index). The unmanaged Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return includes reinvestment of interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Lipper, Inc. (Lipper Multi-Sector Income Funds Average). The Lipper Multi-Sector Income Funds Average included 108 funds for the one-year period ended 12/31/04, 87 funds for the five-year period ended 12/31/04, and 39 funds for the ten-year period ended 12/31/04, 80 funds for the 1/1/99- 12/31/04 period, and 72 funds for the 5/1/98 - 12/31/04 period. Performance does not include sales charges. Total return includes reinvestment of dividends and capital gains. The index is unmanaged and one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                (fees paid directly from your investment)
------------------------------------------------------------------------------
                                                           ADVISOR CLASS
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases               None


  Redemption fee on shares sold within 7 calendar
  days following their purchase date/1                         2.00%


ANNUAL FUND OPERATING EXPENSES          (expenses deducted from Fund assets)
-------------------------------------------------------------------------------
                                                            ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees/2                                               0.47%
Distribution and service (12b-1) fees                           None
Other expenses                                                  0.20%
                                                           ---------------
Total annual Fund operating expenses/2                          0.67%
                                                           ---------------
Management fee reduction/2                                     -0.01%
                                                           ---------------
Net annual Fund operating expenses/2                            0.66%
                                                           ---------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 YEAR           3 YEARS         5 YEARS         10 YEARS
---------------- ---------------- --------------- ------------------
      $67             $211             $368             $822



MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in any foreign developed country. The portfolio managers of the team are as follows:

CHRISTOPHER J. MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1994. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA CFA, VICE PRESIDENT OF ADVISERS
Mr. Takaha has been an assistant manager of the Fund since 1997, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.47% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.46% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC).

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004, settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004, settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on June 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Because the principal investment goal of the Fund is to earn a high level of current income, and the Fund has a higher percentage of its investments in debt securities, it is anticipated that only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. [Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                                 Year ended April 30,
------------------------------------------------------------------------------------------------
                                                  2005     2004      2003     2002     2001
------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                10.09     9.65     9.36      9.59     9.84
                                               ------------------------------------------------
    Net investment income/1                         .56      .58      .69       .78/3    .82
    Net realized and unrealized gains (losses)      .26      .54      .33      (.21)/3  (.26)
                                               -------------------------------------------------
Total from investment operations                    .82     1.12     1.02       .57      .56
                                               -------------------------------------------------
Distributions from net investment income           (.67)    (.68)    (.73)     (.80)    (.81)
                                               -------------------------------------------------
Redemption fees                                    --/2      --        --        --        --
                                            ------------------------------------------------------
Net asset value, end of year                      10.24    10.09     9.65      9.36     9.59
                                               =================================================
Total return (%)                                   8.37    11.97    11.87      6.27     5.89

Ratios/supplemental data
Net assets, end of year ($ x 1,000)              60,489   39,784   34,224    31,493   25,390
Ratios to average net assets: (%)
    Expenses                                        .67      .67      .71       .70      .74
    Expenses net of waiver and payments
      by affiliate                                  .66      .67      .63       .59      .50
    Net investment income                          5.43     5.78     7.55      8.29/3   8.45
Portfolio turnover rate (%)                       48.57    66.57    67.65     50.64    38.70
Portfolio turnover rate excluding mortgage
  dollar rolls (%)                                39.91    52.35    53.25     49.88    36.37

1. Based on average daily shares outstanding.

2. Amount is less than $0.01 per share.

3. Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ($)                            (.01)
Net realized and unrealized losses per share ($)               (.01)
Ratio of net investment income to average net assets (%)       (.13)

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o Each series of the Franklin Templeton Fund Allocator Series. Minimum initial investment: $1,000.

[Begin callout]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services. No initial minimum investment.

o A trust company or and bank trust department with an aggregaate value of at least $1 million invested in Franklin Templeton beneficially owned by two or more owners who are cusotmers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust with at least $5 million in assets invested in Franklin Templeton funds may buy Advisor Class or Class Z shares.

o    Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 32). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
--------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT                      Contact your investment         Contact your investment
REPRESENTATIVE                  representative                  representative
--------------------------------------------------------------------------------------------------
                                If you have another Franklin    Before requesting a telephone
                                Templeton fund account with     or online purchase into any
BY PHONE/ONLINE                 your bank account information   existing account, please make
                                on file, you may open a new     sure we have your bank account
(Up to $100,000 per             account my phone. At this       information on file. If we do
shareholder per day)            time, a new account may not     not have this information, you
                                be opened online.               will need to send written
1-800/632-2301                                                  instructions with your bank's
                                To make a same day investment   name and address and a voided
franklintempleton.com           your phone order must be        check or savings account deposit
                                received and accepted by us     slip. If the bank and Fund
Note: (1) certain account       by 1:00 p.m. Pacific time or    accounts do not have at least
types are not available         the close of the New York       one common owner, your written
for online account access       Stock Exchange, whichever is    request must be signed by ALL
and (2) the amount may be       earlier.                        fund AND bank account owners,
higher for members of the                                       and each individual must have
Franklin Templeton VIP                                           his or her signature guaranteed.
Services/TM. Please see
page 35 for more information                                   To make a same day  investment,
regarding eligibility.                                          your phone or online order must
                                                                be received and accepted by us
                                                                by 1:00 p.m. Pacific time or
                                                                the close of the New York Stock
                                                                Exchange, whichever is earlier.
---------------------------------------------------------------------------------------------------
                                Make your check payable to      Make your check payable to
                                Franklin Strategic Income       Franklin Strategic Income Fund.
BY MAIL                         Fund.                           Include your account number on
                                                                the check.
                                Mail the check and your
                                signed application to           Fill out the deposit slip from
                                Investor Services.              your account statement. If you do
                                                                not have a slip, include a note
                                                                with your name, the Fund name, and
                                                                 your account number.

                                                                Mail the check and deposit slip or
                                                                 note to Investor Services.
----------------------------------------------------------------------------------------------------
                                Call  to receive a wire         Call to receive a wire control
                                control number and wire         number and wire instructions.
BY WIRE                         instructions.

1-800/632-2301                  Wire the funds and mail your    To make a same day wire investment,
or 1-650/312-2000               signed application to           the wired funds must be received
collect)                        Investor Services. Please       and accepted by us by 1:00 p.m.
                                include the wire control        Pacific time or the close of the
                                number or your new account      New York Stock Exchange, whichever
                                account number on the           is earlier.
                                application.

                                To make a same day wire
                                investment, the wired funds
                                must be received and accepted
                                by us by 1:00 p.m. Pacific
                                time or the close of the New
                                York Stock Exchange, whichever
                                is earlier.
------------------------------------------------------------------------------------------------------
                                Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                     1-800/632-2301, or send         1-800/632-2301, or send signed
                                signed written instructions.     written instructions. You also may
                                You also may place an           place an online exchange order.
                                online exchange order. The
franklintempleton.com           automated telephone system      (Please see page 39 for information
                                cannot be used to open a        on exchanges.)
                                new account.

                                (Please see page 39 for
                                information on exchanges.)
-------------------------------------------------------------------------------------------------------

                      Franklin Templeton Investor Services
                                P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
   or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services                1-800/632-2301
Advisor Services                    1-800/524-4040
Retirement Services                 1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


FRANKLIN TEMPLETON VIP SERVICES/TM

You may be eligible for Franklin Templeton VIP Services/TM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services/TM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services/TM. Please see page 35 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------- --------------------------------------------
                                   To sell some or all of your shares
---------------------------------- --------------------------------------------

Through your investment
representative                     Contact your investment representative
---------------------------------- --------------------------------------------
                                   Send written instructions and endorsed share
By Mail                            certificates (if you hold share certificates)
                                   to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                   Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                   A check will be mailed to the name(s) and
                                   address on the account, or otherwise
                                   according to your written instructions.
---------------------------------- --------------------------------------------
                                   As long as your transaction is for $100,000
By Phone/Online                    or less, you do not hold share certificates
                                   and you have not changed your address by
                                   phone or online within the last 15 days, you
1-800/632-2301                     can sell your shares by phone or online. The
                                   amount may be higher for members of
                                   Franklin Templeton VIP Services/TM. Please
franklintempleton.com              see page 35 for more information regarding
                                   eligibility.

                                   A check will be mailed to the name(s) and
                                   address on the account. Written instructions,
                                   with a signature guarantee, are required to
                                   send the check to another address or to make
                                   it payable to another person.
---------------------------------- --------------------------------------------
                                   You can call, write, or visit us online to
By Electronic Funds                have redemption proceeds sent to a bank
Transfer (ACH)                     account. See the policies at left for selling
                                   shares by mail, phone, or online.

                                   Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

                                   If we receive your request in proper form by
                                   1:00 p.m. Pacific time, proceeds sent by ACH
                                   generally will be available within two to
                                   three business days.
---------------------------------- --------------------------------------------
                                   Obtain a current prospectus for the fund you
By Exchange                        are considering.  Prospectuses are available
                                   online at franklintempleton.com.

                                   Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                                   If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
---------------------------------- --------------------------------------------

Franklin Templeton Investor Services
P.O. Box 997151,
Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o  imposing a redemption fee for short-term trading; and
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMO's) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 33).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                         HOURS (PACIFIC TIME,
DEPARTMENT NAME                  TELEPHONE NUMBER        MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services              1-800/632-2301       5:30 a.m. to 5:00 p.m.
Fund Information                  1-800/DIAL BEN(R)    5:30 a.m. to 5:00 p.m.
                                  (1-800/342-5236)
Retirement Services               1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services                  1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services            1-800/321-8563       6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)            1-800/851-0637       5:30 a.m. to 5:00 p.m.
Automated Telephone System        1-800/632-2301      (around-the-clock access)
                                  1-800/524-4040
                                  1-800/527-2020



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and in the annual report only, the independent registered public accounting firm report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)




Investment Company Act file #811-06243                         194 PA 09/05











FRANKLIN STRATEGIC INCOME FUND

Franklin Strategic Series

Class A, B, C & R

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                          2
Officers and Trustees                               26
Fair Valuation and Liquidity                        31
Proxy Voting Policies and Procedures                32
Management and Other Services                       33
Portfolio Transactions                              36
Distributions and Taxes                             37
Organization, Voting Rights
 and Principal Holders                              42
Buying and Selling Shares                           43
The Underwriter                                     49
Performance                                         51
Miscellaneous Information                           54
Description of Ratings                              55

-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------


                                                                 194 SAI 09/05


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

3. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes;

5. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets; except that the Fund may enter into financial futures and options on financial futures as discussed;

6. Buy or sell real estate (other than interests in real estate investment trusts, commodities or commodity contracts); except that the Fund may invest in financial futures and related options on futures with respect to securities, securities indices and currencies;

7. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates;

8. Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund; and

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Fund, one or more of the officers or trustees of the Fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund, or except as permitted under investment restriction Number 7 regarding the purchase of shares of money market funds managed by the manager or its affiliates.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

         "small portion"                    less than 10%
         "portion"                          10% to 25%
         "significant"                      25% to 50%
         "substantial"                      50% to 66%
         "primary"                          66% to 80%
         "predominant"                      80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

ASSET-BACKED SECURITIES The Fund may invest in various asset-backed securities rated in any category by the rating agencies, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS The Fund may invest in loans made to corporate and other business entities by banks or other financial institutions (corporate loans). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. Direct investments in corporate loans. It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in a participation interest in, or an assignment of, a corporate loan, the Fund may pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. Assignments of corporate loans. If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. Participation interests in corporate loans. In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, its Manager may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the Fund may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the Fund does not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of equivalent value to meet such future obligations. This amount will be in the form of cash or other liquid assets. Because the Fund will maintain a sufficient amount by segregating such assets on the books for such contingent obligations, the manager believe that such obligations do not constitute senior securities under the 1940 Act as interpreted by the Securities and Exchange commission (SEC).

DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the Borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate , such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the Fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS

CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the Fund having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The value of the collateral, however, may decline following investment by the Fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the Fund to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an Agent Bank. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swap agreements" for a description of additional risks associated with credit default swaps.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The Fund may also invest a small portion of its assets in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain U.S. government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated BB or lower by Standard & Poor's Ratings Group (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's) or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

HIGH YIELD DEBT SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, or junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

The Fund may invest in unrated bonds and in rated bonds of any rating. The Fund may invest up to 10% of its assets in defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future. Nevertheless, an investment in a defaulted debt security risks loss of the entire investment.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the 1933 Act) which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The Fund relies on the manager's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

MUNICIPAL SECURITIES. The Fund may invest a portion of its assets in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities generally pay interest free from federal income tax.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN INVESTMENTS Securities of companies of foreign nations are subject to substantial risks, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

RUSSIA. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES. The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the value of the Fund's shares.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) in an attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a British pound-denominated position could be constructed by buying a euro-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of euros for pounds at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in British pound debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a forward contract in order to "lock in" the U.S. dollar price of that security. Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under forward contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Fund to enter into forward contracts is limited only to the extent such forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

ILLIQUID SECURITIES It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, within the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction that the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac, adjustable rate mortgage securities (ARMS), collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, any of which may be privately issued.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.

In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually realign themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMS in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the Fund invest are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

MORTGAGE DOLLAR ROLLS. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to predict correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it contracted to repurchase. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a covered mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions.

STRIPPED MORTGAGE-BACKED SECURITIES. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed ecurities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be segregated by appropriate notation on the books of the Fund or its custodian.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by SEC interpretive positions, assets to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS (OTC OPTIONS). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities segregated by appropriate notation on the books of the Fund or its custodian. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

WRITING PUT OPTIONS. Although the Fund has no current intention of writing covered put options, the Fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The Fund would generally write covered put options in circumstances where the manager wishes to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

OTHER INVESTMENT COMPANIES The Fund may invest a portion of its assets in securities of other investment companies. These securities may be registered or excluded from registration under Section 3(c) of the 1940 Act. The Fund may not acquire shares of another investment company if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund's total assets, or
(iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SWAP AGREEMENTS The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead they, agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designaged currency.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of lose to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of lose to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subje ct to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap marktes are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerdations.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual  remedies  pursuant  to the  swap  agreements,  but  bankruptcy  and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currecny futures are subject to the same risks that apple to the use of futures generally. Futhermore, settlement of a currency futures contract for the purchase of most currencies must occure at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinisc to that country's economy.

CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. As discussed above, credit default swaps may also be used as collateral for credit-linked securities. See "Credit-linked securities."

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate by appropriate notation on the books of the Fund or its custodian, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

   o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

   o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: Custodian
     Bank: Bank of New York;  Independent  Registered  Public  Accounting  Firm:
     PricewaterhouseCoopers, LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.

     o The recipient agrees not to trade on the non-public information received.

     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                           FUND COMPLEX
NAME, YEAR OF                           LENGTH OF TIME     OVERSEEN BY
BIRTH AND ADDRESS         POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------

Harris J. Ashton (1932)       Trustee         Since 1991       141               Director, Bar-S Foods
One Franklin Parkway                                                             (meat packing company).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (1932)    Trustee         Since 1991       142               None
One Franklin Parkway
San Mateo, CA
94403-1906
-
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)       Trustee         Since 1998       134               Director, Amerada Hess
One Franklin Parkway                                                             Corporation (exploration
San Mateo, CA                                                                    and refining of oil and
94403-1906                                                                       gas), H.J. Heinz Company
                                                                                 (processed foods and
                                                                                 allied products), RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and
                                                                                 distribution of titanium),
                                                                                 Canadian National Railway
                                                                                 (railroad), and White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Frank W.T.  LaHaye (1929)     Trustee         Since 1991       115               Director, The California
One Franklin Parkway                                                             (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management
Company (venture capital).
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (1928)      Trustee         Since 1992       141               Director, Martek
One Franklin Parkway                                                             Biosciences Corporation,
San Mateo, CA                                                                    MedImmune, Inc.
94403-1906                                                                       (biotechnology), and
                                                                                 Overstock.com (Internet
                                                                                 services); and formerly,
                                                                                 Director, MCI
                                                                                 Communication Corporation
                                                                                 (subsequently known as MCI
                                                                                 WorldCom, Inc. and
                                                                                 WorldCom, Inc.)
                                                                                 (communications services)
                                                                                 (1988-2002), White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company)
                                                                                 (1987-2004) and Spacehab,
                                                                                 Inc. (aerospace services)
                                                                                 (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd.
(holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities
Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------



Interested Board Members and Officers
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                 FUND COMPLEX
NAME, YEAR OF                                 LENGTH OF TIME     OVERSEEN BY
BIRTH, AND ADDRESS             POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------
**Charles B. Johnson    Trustee and           Trustee since    141               None
(1933)                  Chairman of           1991 and
One Franklin Parkway    the Board             Chairman of the
San Mateo, CA                                 Board since 1993
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 43 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
**Rupert H. Johnson,    Trustee, President    Trustee since    125               None
Jr. (1940)              and Chief Executive   1991,
One Franklin Parkway    Officer -             President
San Mateo, CA           Investment            since 1993 and
94403-1906              Management            Chief
                                              Executive
                                              Officer
                                              -Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (1945)  Vice                  Since 1991      Not Applicable     Not Applicable
One Franklin Parkway    President
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
James M. Davis          Chief Compliance      Since 2004       Not Applicable    Not Applicable
(1952)                  Officer
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLy, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------------------------------------
Laura Fergerson (1962)  Treasurer             Since 2004       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947) Senior Vice President   Since 2002       Not Applicable    Not Applicable
500 East Broward        and Chief Executive
Blvd.                   Officer -Finance and
Suite 2100 Fort         Administration
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (1947)    Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (1947) Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Edward B. Jamieson      Vice President        Since 2000       Not Applicable    Not Applicable
(1948)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of
Franklin Resources, Inc.; and officer and trustee of four of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (1937)Vice President -      Since 2002       Not Applicable    Not Applicable
600 Fifth Avenue        AML Compliance
Rockefeller Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Christopher J.          Vice President        Since 2000       Not Applicable    Not Applicable
Molumphy (1962)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson       Vice President and    Since 2000       Not Applicable    Not Applicable
(1937)                  Secretary
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton
Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
-------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)  Chief Financial       Since 2004       Not Applicable    Not Applicable
500 East Broward        Officer and Chief
Blvd.                   Accounting Officer
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $2,363 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                   Number of
                                                                   Boards in
                                              Total Fees           Franklin
                            Total Fees       Received from         Templeton
                            Received           Franklin          Investments on
                            from the           Templeton           which Each
Name                       Trust/2 ($)       Investments/3 ($)     Serves/4
-------------------------------------------------------------------------------
Frank H. Abbott, III/1        22,062           181,601              N/A
Harris J. Ashton              22,878           370,100              43
S. Joseph Fortunato           21,616           372,100              44
Edith E. Holiday              32,375           360,527              38
Frank W.T. LaHaye             23,709           183,598              27
Gordon S. Macklin             22,772           368,101              43

1. Deceased June 30, 2005.
2. For the fiscal year ended April 30, 2005.
3. For the calendar year ended December 31, 2004.
4. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton              Global Comm               Over $100,000
                              $1-$10,000
-------------------------------------------------------------------------------
S. Joseph Fortunato               None                  Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday              Flex Cap Growth           Over $100,000
                                $1-$10,000
                               Small Mid-Cap
                                $1-$10,000
                               Biotechnology
                                $1-$10,000
-------------------------------------------------------------------------------
 Frank W.T. LaHaye            Flex Cap Growth             Over $100,000
                              $10,001-$50,000
                              Small Cap Growth
                              $10,001-$50,000
                               Global Comm
                              $10,001-$50,000
                               Global Health
                              $10,001-$50,000
                              Natural Resources
                              $10,001-$50,000
                              Strategic Income
                              $10,001-$50,000
-------------------------------------------------------------------------------
Gordon S. Macklin                 None                    Over $100,000
------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS
------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson          Small Mid-Cap              Over $100,000
                             $1-$10,000
------------------------------------------------------------------------------
Rupert H. Johnson, Jr.      Aggressive Growth              Over $100,000
                            Over $100,000
                            Flex Cap Growth
                            Over $100,000
                            Small Mid-Cap
                           Over $100,000
                             Global Health
                            Over $100,000
                              Blue Chip
                          $50,001-$100,000
                             Biotechnology
                             Over $100,000
------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met two times.

FAIR VALUATION AND LIQUIDITY
------------------------------------------------------------------------------
The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Advisers, Inc." in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------
Manager and services provided The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

     o 0.625 of 1% of the value of net assets up to and including $100 million;

     o 0.50 of 1% of the value of net assets over $100 million and not over $250 million; and

     o 0.45 of 1% of the value of net assets in excess of $250 million.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:


                               Management Fees Paid/1 ($)
------------------ ---------------------------------------------------
2005                                   4,066,413
2004                                   3,002,721
2003                                   1,703,505

1. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any advance waiver, totaled $4,186,004, $3,074,940 and $2,080,968, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:


----------------------------------------------------------------------------------------- -------------------
                                    Assets                      Assets
                   Number of      of Other        Number        of Other
                    Other         Registered     of Other        Pooled                        Assets
                   Registered     Investment     Pooled        Investment       Number         of Other
                   Investment     Companies     Investment      Vehicles       of Other        Accounts
                   Companies     Managed (x $1   Vehicles      Managed (x $1   Accounts      Managed (X $1
 Name              Managed/1       million)/1    Managed/1      million)/1      Managed       million)/1
-------------------------------------------------------------------------------------------------------------
Christopher J.
Molumphy               5            5,577.6         3            118.8          0                 0
-------------------- --------------- ------------------ ---------------- --------------------- --------------
Eric G. Takaha         5            2,515.5         3             92.7          0                 0
-------------------- --------------- ------------------ ---------------- --------------------- --------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed-income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contributio to team goals, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

         -------------------------------------------------------------------
                                             DOLLAR RANGE OF FUND SHARES
            PORTFOLIO MANAGER                   BENEFICIALLY OWNED
         -------------------------------------------------------------------
         Christopher J. Molumphy                 Over $100,000
         -------------------------------------------------------------------
         Eric G. Takaha                          $10,001-$50,000
         -------------------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                ADMINISTRATION FEES PAID ($)
  ------------------ ----------------------------------------------------
  2005                                    1,156,857
  2004                                     879,369
  2003                                     579,750

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

                                    BROKERAGE COMMISSIONS
                                             ($)
  ------------------ ----------------------------------------------------
  2005                                      4,540
  2004                                     17,249
  2003                                      9,412

For the fiscal year ended April 30, 2005, the Fund paid brokerage commissions of $222 from aggregate portfolio transactions of $249,914 to brokers who provided research services.

As of  April  30,  2005,  the  Fund  owned  securities  issued  by  J.P.  Morgan
Securities, Inc. and Morgan Stanley & Co., Inc. valued in the aggregate at $5,293,210 and $8,181,011, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (Class A, B & C only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC CONVERTIBLE SECURITIES. The Fund is permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

STRUCTURED INVESTMENTS. The Fund is also permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in stripped mortgage securities that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. The Fund may also invest up to 10% of its assets in distressed mortgage obligations or in other debt obligations in or pending default. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a non-diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Strategic Income Fund - Class A
o  Franklin Strategic Income Fund - Class B
o  Franklin Strategic Income Fund - Class C
o  Franklin Strategic Income Fund - Class R
o  Franklin Strategic Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 1, 2005, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                         SHARE CLASS         PERCENTAGE (%)
------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                    A                   7.83
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA 94104-4122

American United Life Insurance Company       R                   17.66
Group Retirement Annuity
Separate Accts Administration 1002C
PO Box 1995
Indianapolis, IN 46206-9102

CST Counsel Trust FBO                        R                   10.20
Yankee Medical Clinic P C Profit
 Sharing Plan Trust
235 St Charles Way
Suite 100
York, PA 17402-4636

Conservative Target Fund                  Advisor                7.50
F/T Fund Allocator
960 Park Pl 4th Floor
San Mateo, CA 94403-1907

Moderate Target Fund                      Advisor                11.56
F/T Fund Allocator
960 Park Pl 4th Floor
San Mateo, CA 94403-1907

GE Financial Trust Company                Advisor                31.99
3200 N Central Ave Fl 6
Phoenix, AZ 85012-2425

Age 9-12 Years                            Advisor                6.21
FT 529 College Savings Plan
500 E Broward Blvd Floor 13
Fort Lauderdale, FL 33394-3091

Age 13-16 Years                           Advisor                9.93
FT 529 College Savings Plan
500 E Broward Blvd Floor 13
Fort Lauderdale, FL 33394-3091

FTB&T TTEE for Defined                    Advisor                8.13
 Contribution Svcs
Westfield Corporation Inc.
ATTN: Securities Settlement
PO Box 2438
Rancho Cordova, CA 95741-2438

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o    Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code, as amended

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton Funds

SALES TO CLIENTS OF EDWARD D.JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for futher information about their ability to take advantage of the Switch Offer.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

RETIREMENT PLANS. Class A shares at NAV are available for:

o    Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

size of purchase - u.s. dollars                       sales charge (%)
-------------------------------------------------------------------------
Under $30,000                                             3.0
$30,000 but less than $50,000                             2.5
$50,000 but less than $100,000                            2.0
$100,000 but less than $200,000                           1.5
$200,000 but less than $400,000                           1.0
$400,000 or more                                            0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this      this % is deducted from your
many years after buying them                     proceeds as a CDSC
-----------------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan


o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings(for Class B, this applies to all retirement plan accounts, not only IRAs)

o    Any trust or plan established as part of a qualified tuition program under
     Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services/TM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                      AMOUNT RECEIVED IN
            TOTAL                                     CONNECTION WITH
           COMMISSIONS     AMOUNT RETAINED BY         REDEMPTIONS AND
           RECEIVED ($)      DISTRIBUTORS ($)         REPURCHASES ($)
------------------------------------------------------------------------------
2005       5,127,734            708,894                   218,340
2004       3,104,217            358,304                   236,686
2003       1,457,476             94,478                   148,379


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2005, the amounts paid by the Fund pursuant to the plan were:

                                                                ($)
---------------------------------------------------------- ---------------
Advertising                                                    22,567
Printing and mailing prospectuses
  other than to current shareholders                           1,747
Payments to underwriters                                       12,681
Payments to broker-dealers                                   1,289,893
Other                                                          17,429
                                                           ---------------
Total                                                        1,344,317
                                                           ===============

THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                                                  ($)
---------------------------------------------------------- ------------------
Advertising                                                     22,183
Printing and mailing prospectuses
  other than to current shareholders                             2,386
Payments to underwriters                                         9,838
Payments to broker-dealers                                      604,500
Other                                                           25,527
                                                           ------------------
Total                                                           664,434
                                                           ==================

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                                                  ($)
---------------------------------------------------------- ------------------
Advertising                                                     28,628
Printing and mailing prospectuses
  other than to current shareholders                             1,948
Payments to underwriters                                        10,792
Payments to broker-dealers                                     1,069,926
Other                                                           15,751
                                                           ------------------
Total                                                          1,127,045
                                                           ==================

Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                                                  ($)
---------------------------------------------------------- ------------------
Advertising                                                      2,783
Printing and mailing prospectuses
  other than to current shareholders                              173
Payments to underwriters                                         1,817
Payments to broker-dealers                                      52,106
Other                                                            4,547
                                                           ------------------
Total                                                           61,426
                                                           ==================

THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

              1 YEAR (%)                5 YEARS (%)              10 YEARS (%)
-------------------------------------------------------------------------------
Class A         3.49                      7.63                      8.09

                                                               SINCE INCEPTION
              1 YEAR (%)                5 YEARS (%)              (1/1/99) (%)
-------------------------------------------------------------------------------
Class B        3.65                      7.85                      6.57

                                                              SINCE INCEPTION
              1 YEAR (%)                5 YEARS (%)              (5/1/98) (%)
-------------------------------------------------------------------------------
Class C        6.67                      8.15                      5.95


              1 YEAR (%)                5 YEARS (%)              10 YEARS (%)
-------------------------------------------------------------------------------
Class R        6.86                      8.27                      8.20


The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

               1 YEAR (%)                5 YEARS (%)              10 YEARS (%)
-------------------------------------------------------------------------------
CLASS A          1.23                      4.69                      4.76

                                                               Since Inception
               1 YEAR (%)                5 YEARS (%)             (1/1/99) (%)
-------------------------------------------------------------------------------
CLASS B         1.45                      5.02                      3.75

                                                               Since Inception
               1 YEAR (%)                5 YEARS (%)             (5/1/98) (%)
-------------------------------------------------------------------------------
CLASS C         4.47                      5.34                      3.15


               1 YEAR (%)                5 YEARS (%)             10 YEARS (%)
-------------------------------------------------------------------------------
CLASS R         4.59                      5.37                      4.91

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/D

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                 1 YEAR (%)               5 YEARS (%)             10 YEARS (%)
--------------------------- ---------------------------------------------------
CLASS A            2.22                     4.66                      4.79

                                                               SINCE INCEPTION
                 1 YEAR (%)               5 YEARS (%)            (1/1/99) (%)
--------------------------- ---------------------------------------------------
CLASS B           2.33                      4.93                      3.81

                                                               SINCE INCEPTION
                 1 YEAR (%)               5 YEARS (%)            (5/1/98) (%)
--------------------------- ---------------------------------------------------
CLASS C           4.30                      5.21                      3.28


                 1 YEAR (%)               5 YEARS (%)              10 YEARS (%)
--------------------------- ---------------------------------------------------
CLASS R          4.42                       5.25                      4.92

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

               1 YEAR (%)            5 YEARS (%)           10 YEARS (%)
------------------------------------------------------------------------------
CLASS A          3.49                   44.42                 117.77

                                                           SINCE INCEPTION
               1 YEAR (%)            5 YEARS (%)            (1/1/99) (%)
------------------------------------------------------------------------------
CLASS B          3.65                   45.90                  49.59

                                                           SINCE INCEPTION
               1 YEAR (%)            5 YEARS (%)            (5/1/98) (%)
------------------------------------------------------------------------------
CLASS C         6.67                    47.92                  49.86


               1 YEAR (%)            5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------------------
CLASS R         6.86                   48.79                  119.87

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended, April 30, 2005 were:

CLASS A (%)          CLASS B (%)         CLASS C (%)         CLASS R (%)
-------------------------------------------------------------------------------
   4.72                4.53                 4.53                 4.68

The following SEC formula was used to calculate these figures:

Yield = 2 [(a-b + 1)6 - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended April 30, 2005 were:

CLASS A (%)         CLASS B (%)         CLASS C (%)          CLASS R (%)
----------------------------------------------------------------------------
  6.06                5.89                 5.91                 6.08

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa:  Bonds  rated Baa are subject to  moderate  credit risk and are  considered
medium-grade   obligations.   As  such   they  may  have   certain   speculative
characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & Poor's Ratings Group (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.







FRANKLIN STRATEGIC INCOME FUND

FRANKLIN STRATEGIC SERIES

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2005

[INSERT FRANKLIN TEMPLETON INVESTMENTS LOGO]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                                 2
Officers and Trustees                                      26
Fair Valuation and Liquidity                               32
Proxy Voting Policies and Procedures                       32
Management and Other Services                              34
Portfolio Transactions                                     36
Distributions and Taxes                                    38
Organization, Voting Rights
 and Principal Holders                                     42
Buying and Selling Shares                                  43
The Underwriter                                            46
Performance                                                46
Miscellaneous Information                                  49
Description of Ratings                                     50

-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------

                                                                 194 SAIA 09/05

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

3. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes;

5. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets; except that the Fund may enter into financial futures and options on financial futures as discussed;

6. Buy or sell real estate (other than interests in real estate investment trusts, commodities or commodity contracts); except that the Fund may invest in financial futures and related options on futures with respect to securities, securities indices and currencies;

7. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates;

8. Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund; and

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Fund, one or more of the officers or trustees of the Fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund, or except as permitted under investment restriction Number 7 regarding the purchase of shares of money market funds managed by the manager or its affiliates.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

         "small portion"                    less than 10%
         "portion"                          10% to 25%
         "significant"                      25% to 50%
         "substantial"                      50% to 66%
         "primary"                          66% to 80%
         "predominant"                      80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

ASSET-BACKED SECURITIES The Fund may invest in various asset-backed securities rated in any category by the rating agencies, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS The Fund may invest in loans made to corporate and other business entities by banks or other financial institutions (corporate loans). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

Three ways to invest in corporate loans. The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. Direct investments in corporate loans. It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in a participation interest in, or an assignment of, a corporate loan, the Fund may pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. Assignments of corporate loans. If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. Participation interests in corporate loans. In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, its Manager may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the Fund may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the Fund does not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of equivalent value to meet such future obligations. This amount will be in the form of cash or other liquid assets. Because the Fund will maintain a sufficient amount by segregating such assets on the books for such contingent obligations, the manager believe that such obligations do not constitute senior securities under the 1940 Act as interpreted by the Securities and Exchange commission (SEC).

DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the Borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate , such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the Fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS

CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the Fund having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The value of the collateral, however, may decline following investment by the Fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the Fund to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an Agent Bank. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swap agreements" for a description of additional risks associated with credit default swaps.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The Fund may also invest a small portion of its assets in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain U.S. government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated BB or lower by Standard & Poor's Ratings Group (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's) or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

HIGH YIELD DEBT SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, or junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

The Fund may invest in unrated bonds and in rated bonds of any rating. The Fund may invest up to 10% of its assets in defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future. Nevertheless, an investment in a defaulted debt security risks loss of the entire investment.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the 1933 Act) which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The Fund relies on the manager's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

MUNICIPAL SECURITIES. The Fund may invest a portion of its assets in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities generally pay interest free from federal income tax.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN INVESTMENTS Securities of companies of foreign nations are subject to substantial risks, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

RUSSIA. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES. The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the value of the Fund's shares.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) in an attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a British pound-denominated position could be constructed by buying a euro-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of euros for pounds at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in British pound debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a forward contract in order to "lock in" the U.S. dollar price of that security. Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under forward contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Fund to enter into forward contracts is limited only to the extent such forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

ILLIQUID SECURITIES It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, within the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction that the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac, adjustable rate mortgage securities (ARMS), collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, any of which may be privately issued.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.

In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually realign themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMS in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the Fund invest are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

MORTGAGE DOLLAR ROLLS. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to predict correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it contracted to repurchase. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a covered mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions.

STRIPPED MORTGAGE-BACKED SECURITIES. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed ecurities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be segregated by appropriate notation on the books of the Fund or its custodian.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by SEC interpretive positions, assets to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS (OTC OPTIONS). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities segregated by appropriate notation on the books of the Fund or its custodian. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

WRITING PUT OPTIONS. Although the Fund has no current intention of writing covered put options, the Fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The Fund would generally write covered put options in circumstances where the manager wishes to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

OTHER INVESTMENT COMPANIES The Fund may invest a portion of its assets in securities of other investment companies. These securities may be registered or excluded from registration under Section 3(c) of the 1940 Act. The Fund may not acquire shares of another investment company if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund's total assets, or
(iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SWAP AGREEMENTS The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead they, agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designaged currency.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of lose to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of lose to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subje ct to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap marktes are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerdations.

The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual  remedies  pursuant  to the  swap  agreements,  but  bankruptcy  and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currecny futures are subject to the same risks that apple to the use of futures generally. Futhermore, settlement of a currency futures contract for the purchase of most currencies must occure at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinisc to that country's economy.

CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. As discussed above, credit default swaps may also be used as collateral for credit-linked securities. See "Credit-linked securities."

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate by appropriate notation on the books of the Fund or its custodian, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

     o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

     o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: Custodian
     Bank: Bank of New York;  Independent  Registered  Public  Accounting  Firm:
     PricewaterhouseCoopers, LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.

     o The recipient agrees not to trade on the non-public information received.

     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                           FUND COMPLEX
NAME, YEAR OF                           LENGTH OF TIME     OVERSEEN BY
BIRTH AND ADDRESS         POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------

Harris J. Ashton (1932)       Trustee         Since 1991       141               Director, Bar-S Foods
One Franklin Parkway                                                             (meat packing company).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (1932)    Trustee         Since 1991       142               None
One Franklin Parkway
San Mateo, CA
94403-1906
-
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)       Trustee         Since 1998       134               Director, Amerada Hess
One Franklin Parkway                                                             Corporation (exploration
San Mateo, CA                                                                    and refining of oil and
94403-1906                                                                       gas), H.J. Heinz Company
                                                                                 (processed foods and
                                                                                 allied products), RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and
                                                                                 distribution of titanium),
                                                                                 Canadian National Railway
                                                                                 (railroad), and White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Frank W.T.  LaHaye (1929)     Trustee         Since 1991       115               Director, The California
One Franklin Parkway                                                             (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management
Company (venture capital).
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (1928)      Trustee         Since 1992       141               Director, Martek
One Franklin Parkway                                                             Biosciences Corporation,
San Mateo, CA                                                                    MedImmune, Inc.
94403-1906                                                                       (biotechnology), and
                                                                                 Overstock.com (Internet
                                                                                 services); and formerly,
                                                                                 Director, MCI
                                                                                 Communication Corporation
                                                                                 (subsequently known as MCI
                                                                                 WorldCom, Inc. and
                                                                                 WorldCom, Inc.)
                                                                                 (communications services)
                                                                                 (1988-2002), White
                                                                                 Mountains Insurance Group,
                                                                                 Ltd. (holding company)
                                                                                 (1987-2004) and Spacehab,
                                                                                 Inc. (aerospace services)
                                                                                 (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd.
(holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities
Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------



Interested Board Members and Officers
----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                 FUND COMPLEX
NAME, YEAR OF                                 LENGTH OF TIME     OVERSEEN BY
BIRTH, AND ADDRESS             POSITION            SERVED        BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------- --------------------- ---------------- ----------------- ----------------------------
**Charles B. Johnson    Trustee and           Trustee since    141               None
(1933)                  Chairman of           1991 and
One Franklin Parkway    the Board             Chairman of the
San Mateo, CA                                 Board since 1993
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 43 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
**Rupert H. Johnson,    Trustee, President    Trustee since    125               None
Jr. (1940)              and Chief Executive   1991,
One Franklin Parkway    Officer -             President
San Mateo, CA           Investment            since 1993 and
94403-1906              Management            Chief
                                              Executive
                                              Officer
                                              -Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (1945)  Vice                  Since 1991      Not Applicable     Not Applicable
One Franklin Parkway    President
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
James M. Davis          Chief Compliance      Since 2004       Not Applicable    Not Applicable
(1952)                  Officer
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLy, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------------------------------------
Laura Fergerson (1962)  Treasurer             Since 2004       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947) Senior Vice President   Since 2002       Not Applicable    Not Applicable
500 East Broward        and Chief Executive
Blvd.                   Officer -Finance and
Suite 2100 Fort         Administration
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (1947)    Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (1947) Vice President        Since 2000       Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Edward B. Jamieson      Vice President        Since 2000       Not Applicable    Not Applicable
(1948)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of
Franklin Resources, Inc.; and officer and trustee of four of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (1937)Vice President -      Since 2002       Not Applicable    Not Applicable
600 Fifth Avenue        AML Compliance
Rockefeller Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Christopher J.          Vice President        Since 2000       Not Applicable    Not Applicable
Molumphy (1962)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson       Vice President and    Since 2000       Not Applicable    Not Applicable
(1937)                  Secretary
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton
Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
-------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)  Chief Financial       Since 2004       Not Applicable    Not Applicable
500 East Broward        Officer and Chief
Blvd.                   Accounting Officer
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $2,363 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                   Number of
                                                                   Boards in
                                              Total Fees           Franklin
                            Total Fees       Received from         Templeton
                            Received           Franklin          Investments on
                            from the           Templeton           which Each
Name                       Trust/2 ($)       Investments/3 ($)     Serves/4
-------------------------------------------------------------------------------
Frank H. Abbott, III/1        22,062           181,601              N/A
Harris J. Ashton              22,878           370,100              43
S. Joseph Fortunato           21,616           372,100              44
Edith E. Holiday              32,375           360,527              38
Frank W.T. LaHaye             23,709           183,598              27
Gordon S. Macklin             22,772           368,101              43

1. Deceased June 30, 2005.
2. For the fiscal year ended April 30, 2005.
3. For the calendar year ended December 31, 2004.
4. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton              Global Comm               Over $100,000
                              $1-$10,000
-------------------------------------------------------------------------------
S. Joseph Fortunato               None                  Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday              Flex Cap Growth           Over $100,000
                                $1-$10,000
                               Small Mid-Cap
                                $1-$10,000
                               Biotechnology
                                $1-$10,000
-------------------------------------------------------------------------------
 Frank W.T. LaHaye            Flex Cap Growth             Over $100,000
                              $10,001-$50,000
                              Small Cap Growth
                              $10,001-$50,000
                               Global Comm
                              $10,001-$50,000
                               Global Health
                              $10,001-$50,000
                              Natural Resources
                              $10,001-$50,000
                              Strategic Income
                              $10,001-$50,000
-------------------------------------------------------------------------------
Gordon S. Macklin                 None                    Over $100,000
------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS
------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                        EQUITY  SECURITIES
                              DOLLAR RANGE OF         IN ALL FUNDS OVERSEEN
                            EQUITY SECURITIES      BY THE BOARD MEMBER IN THE
NAME OF BOARD MEMBER          IN THE FUND       FRANKLIN TEMPLETON FUND COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson          Small Mid-Cap              Over $100,000
                             $1-$10,000
------------------------------------------------------------------------------
Rupert H. Johnson, Jr.      Aggressive Growth              Over $100,000
                            Over $100,000
                            Flex Cap Growth
                            Over $100,000
                            Small Mid-Cap
                           Over $100,000
                             Global Health
                            Over $100,000
                              Blue Chip
                          $50,001-$100,000
                             Biotechnology
                             Over $100,000
------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met two times.

FAIR VALUATION AND LIQUIDITY
------------------------------------------------------------------------------
The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------
The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Advisers, Inc." in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------
Manager and services provided The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

     o 0.625 of 1% of the value of net assets up to and including $100 million;

     o 0.50 of 1% of the value of net assets over $100 million and not over $250 million; and

     o 0.45 of 1% of the value of net assets in excess of $250 million.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:


                               Management Fees Paid/1 ($)
------------------ ---------------------------------------------------
2005                                   4,066,413
2004                                   3,002,721
2003                                   1,703,505

1. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any advance waiver, totaled $4,186,004, $3,074,940 and $2,080,968, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:


----------------------------------------------------------------------------------------- -------------------
                                    Assets                      Assets
                   Number of      of Other        Number        of Other
                    Other         Registered     of Other        Pooled                        Assets
                   Registered     Investment     Pooled        Investment       Number         of Other
                   Investment     Companies     Investment      Vehicles       of Other        Accounts
                   Companies     Managed (x $1   Vehicles      Managed (x $1   Accounts      Managed (X $1
 Name              Managed/1       million)/1    Managed/1      million)/1      Managed       million)/1
-------------------------------------------------------------------------------------------------------------
Christopher J.
Molumphy               5            5,577.6         3            118.8          0                 0
-------------------- --------------- ------------------ ---------------- --------------------- --------------
Eric G. Takaha         5            2,515.5         3             92.7          0                 0
-------------------- --------------- ------------------ ---------------- --------------------- --------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed-income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contributio to team goals, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

         --------------------------------------- ------------------------------
                   Portfolio Manager              Dollar Range of Fund Shares
                                                      Beneficially Owned
         --------------------------------------- ------------------------------
         Christopher J. Molumphy                         Over $100,000
         --------------------------------------- ------------------------------
         Eric G. Takaha                                 $10,001-$50,000
         --------------------------------------- ------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                Administration Fees Paid ($)
  ------------------ ----------------------------------------------------
  2005                                    1,156,857
  2004                                     879,369
  2003                                     579,750

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

                                    BROKERAGE COMMISSIONS
                                             ($)
  ------------------ ----------------------------------------------------
  2005                                      4,540
  2004                                     17,249
  2003                                      9,412

For the fiscal year ended April 30, 2005, the Fund paid brokerage commissions of $222 from aggregate portfolio transactions of $249,914 to brokers who provided research services.

As of  April  30,  2005,  the  Fund  owned  securities  issued  by  J.P.  Morgan
Securities, Inc. and Morgan Stanley & Co., Inc. valued in the aggregate at $5,293,210 and $8,181,011, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

Backup withholding By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC CONVERTIBLE SECURITIES. The Fund is permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

STRUCTURED INVESTMENTS. The Fund is also permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in stripped mortgage securities that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. The Fund may also invest up to 10% of its assets in distressed mortgage obligations or in other debt obligations in or pending default. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a non-diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Franklin Strategic Income Fund - Class A
o Franklin Strategic Income Fund - Class B
o Franklin Strategic Income Fund - Class C
o Franklin Strategic Income Fund - Class R
o Franklin Strategic Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 1, 2005, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                         SHARE CLASS         PERCENTAGE (%)
------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                    A                   7.83
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA 94104-4122

American United Life Insurance Company       R                   17.66
Group Retirement Annuity
Separate Accts Administration 1002C
PO Box 1995
Indianapolis, IN 46206-9102

CST Counsel Trust FBO                        R                   10.20
Yankee Medical Clinic P C Profit
 Sharing Plan Trust
235 St Charles Way
Suite 100
York, PA 17402-4636

Conservative Target Fund                  Advisor                7.50
F/T Fund Allocator
960 Park Pl 4th Floor
San Mateo, CA 94403-1907

Moderate Target Fund                      Advisor                11.56
F/T Fund Allocator
960 Park Pl 4th Floor
San Mateo, CA 94403-1907

GE Financial Trust Company                Advisor                31.99
3200 N Central Ave Fl 6
Phoenix, AZ 85012-2425

Age 9-12 Years                            Advisor                6.21
FT 529 College Savings Plan
500 E Broward Blvd Floor 13
Fort Lauderdale, FL 33394-3091

Age 13-16 Years                           Advisor                9.93
FT 529 College Savings Plan
500 E Broward Blvd Floor 13
Fort Lauderdale, FL 33394-3091

FTB&T TTEE for Defined                    Advisor                8.13
 Contribution Svcs
Westfield Corporation Inc.
ATTN: Securities Settlement
PO Box 2438
Rancho Cordova, CA 95741-2438

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective August 12, 1999, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to August 12, 1999, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 12, 1999, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                        1 YEAR (%)         5 YEARS (%)            10 YEARS (%)
-------------------------------------------------------------------------------
Advisor Class             8.37               8.84                    8.71

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation).The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                      1 Year (%)         5 Years (%)        10 Years (%)
-----------------------------------------------------------------------------
Advisor Class           5.91               5.77               5.30

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                   1 Year (%)         5 Years (%)            10 Years (%)
 ---------------------------------------------------------------------------
Advisor Class         5.39               5.63                    5.29

The following SEC formula was used to calculate these figures:

P(1+T)n  = ATV/DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                       1 YEAR (%)         5 YEARS (%)           10 YEARS (%)
------------------------------------------------------------------------------
ADVISOR CLASS            8.37               52.75                 130.60

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended April 30, 2005, was:

                                    YIELD (%)
---------------------------- -------------------------
ADVISOR CLASS                          5.19

The following SEC formula was used to calculate this figure:

Yield = 2 [(a-b + 1)6 - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended April 30, 2005, was:

                                            DISTRIBUTION RATE (%)
------------------------------------- ----------------------------------
ADVISOR CLASS                                       6.59

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa:  Bonds  rated Baa are subject to  moderate  credit risk and are  considered
medium-grade   obligations.   As  such   they  may  have   certain   speculative
characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & Poor's Ratings Group (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FRANKLIN BLUE CHIP FUND






SEPTEMBER 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B, C & R

FRANKLIN BLUE CHIP FUND

Franklin Strategic Series























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goal and Strategies                  2

Main Risks                           4

Performance                          6

Fees and Expenses                    8

Management                          10

Distributions and Taxes             15

Financial Highlights                18

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class              22

Buying Shares                       33

Investor Services                   36

Selling Shares                      40

Exchanging Shares                   43

Account Policies                    50

Questions                           58

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in equity securities of blue chip companies located in the U.S.

For purposes of the Fund's investments, blue chip companies are well-established companies with strong financial records relative to other companies in their respective industries. These companies generally dominate or are expected to dominate their respective industries and have a reputation for quality management as well as superior products and services.

[Begin callout]
The Fund invests substantially in blue chip companies' common stocks. [End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund invests primarily in common stocks. The Fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that gives their holders the right to receive securities issued by a foreign domestic company.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes have a sustainable competitive advantage, a strong financial record, and a market capitalization of more than $1 billion. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate the companies. Although the manager searches for investments across a large number of industries, it is possible that from time to time, the Fund may have a substantial portion of its investments in one or more sectors, such as technology, health care or financial services. The Fund intends to limit its investment in foreign securities not publicly traded in the U.S. to 10% of total assets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, high-grade commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SECTOR FOCUS

To the extent the Fund invests a significant portion of its assets in one or more sectors at any time, the Fund will face a greater risk of loss due to factors affecting the single sector than if the Fund always maintained wide diversity among the sectors in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes. Health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Health care companies also may face lawsuits related to product liability issues.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

7.45%  18.24%  34.62%  -4.38%  -13.05%  -22.52%  27.09%  8.43%
97     98      99      00      01       02       03       04

                     YEAR


Best Quarter:                             Q4 '99      20.63%
Worst Quarter:                            Q3 '02     -16.26%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (6/3/96)
----------------------------------------------------------------
Franklin Blue Chip Fund -
Class A/2
Return Before Taxes            2.23%      -3.50%      4.93%
Return After Taxes on          2.22%      -3.70%      4.61%
Distributions
Return After Taxes on          1.46%      -3.02%      4.13%
Distributions and Sale of
Fund Shares
S&P 500(R) Index/3            10.87%      -2.30%      8.85%
(index reflects no deduction
for fees, expenses, or taxes)

                                            SINCE
                                          INCEPTION
                              1 YEAR      (2/1/00)
----------------------------------------------------------------
Franklin Blue Chip Fund -      3.74%      -2.65%
Class B/2
S&P 500(R) Index/3            10.87%      -1.31%

                                            SINCE
                                          INCEPTION
                              1 YEAR      (2/1/00)
----------------------------------------------------------------
Franklin Blue Chip Fund -      6.72%      -2.21%
Class C/2
S&P 500(R) Index/3            10.87%      -1.31%

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (6/3/96)
----------------------------------------------------------------
Franklin Blue Chip Fund -      7.24%      -2.51%      5.45%
Class R/2,4
S&P 500(R) Index/3            10.87%      -2.30%      8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -0.82% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A  CLASS B  CLASS C  CLASS R
--------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price             5.75%/1  4.00%   1.00%   1.00%

Redemption fee on shares sold within 7
calendar days following their purchase
date/4                                   2.00%    None    2.00%   2.00%

Please see "Choosing a Share Class" on page 22 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A  CLASS B CLASS C CLASS R
--------------------------------------------------------------------------
Management fees/5                        0.75%    0.75%   0.75%   0.75%
Distribution and service
(12b-1) fees                             0.30%    0.99%   1.00%   0.50%
Other expenses (including
administration fees)                     0.34%    0.34%   0.34%   0.34%
                                        ----------------------------------
Total annual Fund operating expenses/5   1.39%    2.08%   2.09%   1.59%
                                        ----------------------------------
Management fee reduction/5              -0.01%   -0.01%  -0.01%  -0.01%
                                        ----------------------------------
Net annual Fund operating expenses/5     1.38%    2.07%   2.08%   1.58%
                                        ----------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 27) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. For the fiscal year ended April 30, 2005, the manager had agreed in advance to limit its management fees. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.58% and net annual Fund operating expenses were 1.22% for Class A, 1.91% for Class B, 1.92% for Class C. and 1.42% for Class R. The manager may end this arrangement at any time upon notice to the Fund's board of trustees. The manager, however, is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year; and

o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $707/1    $987     $1,287    $2,137
CLASS B                        $610      $949     $1,314    $2,223/2
CLASS C                        $311      $652     $1,119    $2,410
CLASS R                        $261      $499     $860      $1,878
If you do not sell your
shares:
CLASS B                        $210      $649     $1,114    $2,223/2
CLASS C                        $211      $652     $1,119    $2,410
CLASS R                        $161      $499     $860      $1,878

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in domestic equity securities. The portfolio managers of the team are as follows:

ALYSSA C. RIEDER CFA, VICE PRESIDENT OF ADVISERS
Ms. Rieder has been a manager of the Fund since 1999. Ms. Rieder has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1998.

JEFFREY D. MORRISON CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Morrison has been an assistant manager of the Fund since August 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

For the period of September through November 2005, Ms. Rieder will be on leave and Mr. Morrison will be primarily responsible for the investments of the Fund.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2005, management fees, before any advance waiver, were 0.75% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.58% of its average daily net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the Fund's board of trustees. The manager, however, is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on June 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

The Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                      YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                               2005    2004    2003    2002    2001
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                       13.63    11.17   13.05   14.80   17.90
                             ----------------------------------------
  Net investment income
  (loss)/1                      .07    (.02)   (.02)      --     .02
  Net realized and
  unrealized gains (losses)     .26    2.48   (1.86)  (1.75)  (2.53)
                             ----------------------------------------
Total from investment
operations                      .33    2.46   (1.88)  (1.75)  (2.51)
                             ----------------------------------------
  Distributions from net       (.01)     --      --      --   (.03)
  investment income
  Distributions from net
  realized gains                 --      --      --      --   (.56)
                             ----------------------------------------
Total distributions            (.01)     --      --      --   (.59)
                             ----------------------------------------
Redemption fees                 --/3     --      --      --     --
                             ----------------------------------------
NET ASSET VALUE, END OF YEAR  13.95    13.63  11.17   13.05   14.80
                             ----------------------------------------

Total return (%)/2             2.41    22.02 (14.41) (11.82) (14.22)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 156,246  181,987  137,174  146,365 151,431
Ratios to average net
assets: (%)
  Expenses                     1.38     1.41    1.51    1.44    1.36
  Expenses net of waiver
  and payments by affiliate    1.22     1.41    1.51    1.38    1.24
  Net investment income         .48    (.12)   (.20)     .02     .11
  (loss)
Portfolio turnover rate (%)   28.42    55.81   48.47   54.85   73.75


CLASS B                                         YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                              2005    2004    2003    2002    2001
---------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning
of year                       13.26    10.94   12.87   14.69   17.87
                             ----------------------------------------
  Net investment loss/1        (.03)    (.10)   (.09)   (.09)   (.09)
  Net realized and
  unrealized gains (losses)     .26     2.42   (1.84)  (1.73)  (2.53)
                             ----------------------------------------
Total from investment
operations                      .23     2.32   (1.93)  (1.82)  (2.62)
                             ----------------------------------------
Distributions from net
realized gains                   --       --      --      --   (.56)
                             ----------------------------------------
Redemption fees                --/3       --      --      --      --
                             ----------------------------------------
NET ASSET VALUE, END OF YEAR  13.49    13.26   10.94   12.87   14.69
                             ----------------------------------------

Total return (%)/2             1.73    21.21  (15.00) (12.39) (14.84)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                      23,116   24,211  15,182  13,979  10,491
Ratios to average net
assets: (%)
  Expenses                     2.07     2.10    2.15    2.09    2.02
  Expenses net of waiver
  and payments by affiliate    1.91     2.10    2.15    2.03    1.90
  Net investment loss          (.21)    (.81)   (.84)   (.67)   (.59)
Portfolio turnover rate (%)   28.42    55.81   48.47   54.85   73.75


CLASS C                                         YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                               2005    2004    2003    2002    2001
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                       13.30    10.98   12.91   14.74   17.91
                            -----------------------------------------
  Net investment loss/1        (.03)    (.10)   (.09)   (.09)   (.09)
  Net realized and
  unrealized gains (losses)     .26     2.42  (1.84)  (1.74)  (2.52)
                            -----------------------------------------
Total from investment           .23     2.32  (1.93)  (1.83)  (2.61)
operations
                            -----------------------------------------
Distributions from net           --       --      --      --   (.56)
realized gains
                            -----------------------------------------
Redemption fees                 --/3      --      --      --     --
                            -----------------------------------------
NET ASSET VALUE, END OF       13.53    13.30   10.98   12.91   14.74
YEAR
                            =========================================

Total return (%)/2             1.73    21.13 (14.95) (12.42) (14.74)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     34,799   39,348  27,270  27,685  19,862
Ratios to average net
assets: (%)
  Expenses                     2.08     2.10   2.16    2.09    2.02
  Expenses net of waiver
  and payments by affiliate    1.92     2.10   2.16    2.03    1.90
  Net investment loss          (.22)    (.81)  (.85)   (.68)   (.59)
Portfolio turnover rate (%)   28.42    55.81  48.47   54.85   73.75


CLASS R                          YEAR ENDED APRIL 30,
-------------------------------------------------------------
                              2005    2004    2003    2002/4
-------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning
of year                        13.58   11.15   13.04   13.75
                            ---------------------------------
  Net investment income          .04    (.04)  (.04)   (.04)
  (loss)/1
  Net realized and
  unrealized gains (losses)      .26    2.47  (1.85)   (.67)
                            ---------------------------------
Total from investment
operations                       .30    2.43  (1.89)   (.71)
                            ---------------------------------
Redemption fees                  --/3     --      --      --
                            ---------------------------------
NET ASSET VALUE, END OF        13.88   13.58  11.15   13.04
YEAR
                            ---------------------------------
Total return (%)/2              2.21   21.79 (14.49)  (5.16)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                       5,990   6,130   2,749     209
Ratios to average net
assets: (%)
  Expenses                      1.58    1.60    1.66   1.56/5
  Expenses net of waiver
  and payments by affiliate     1.42    1.60    1.66   1.56/5
  Net investment income
  (loss)                         .28   (.31)    (.35)  (.84)/5
Portfolio turnover rate (%)    28.42  55.81    48.47  54.85

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Amount is less than $0.01 per share.
4. For the period January 1, 2002 (effective date of Class R) to April 30,
2002.
5. Annualized.


YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

     CLASS A         CLASS C         CLASS R
     --------------------------------------------------
     o  Initial      o  No           o  No initial
        sales           initial         sales charge
        charge of       sales
        5.75% or        charge
        less

     o  Deferred     o  Deferred     o  Except for
        sales           sales           certain
        charge of       charge of       Employer
        1% on           1% on           Sponsored
        purchases       shares you      Retirement
        of $1           sell within     Plans,
        million or      12 months       deferred
        more sold                       sales charge
        within 18                       of 1% on
        months                          shares you
                                        sell within
                                        18 months
                                        (charged at
                                        plan level
                                        based on
                                        initial
                                        investment)

     o  Lower        o  Higher       o  Higher
        annual          annual          annual
        expenses        expenses        expenses than
        than Class      than Class      Class A due
        B, C or R       A due to        to higher
        due to          higher          distribution
        lower           distribution    fees (lower
        distribution    fees. No        than Class B
        fees            conversion      and Class C).
                        to Class A      No conversion
                        shares, so      to Class A
                        annual          shares, so
                        expenses do     annual
                        not             expenses do
                        decrease.       not decrease.

SALES CHARGES - CLASS A

                             THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING     % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT       PRICE*            INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o   You, individually;

o   Your spouse or domestic partner, as recognized by applicable state law;

o   You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 30).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES         THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER    FROM YOUR PROCEEDS
BUYING THEM                     AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 30). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 30).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans (as defined on page 32 under "Reinstatement Privilege"); (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 30).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 43 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.


BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 36). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
NOTE: (1) CERTAIN                            instructions with your
ACCOUNT TYPES ARE    To make a same day      bank's name and address
NOT AVAILABLE FOR    investment, your phone  and a voided check or
ONLINE ACCOUNT       order must be received  savings account deposit
ACCESS AND (2) THE   and accepted by us by   slip. If the bank and
AMOUNT MAY BE        1:00 p.m. Pacific time  Fund accounts do not
HIGHER FOR MEMBERS   or the close of the     have at least one
OF FRANKLIN          New York Stock          common owner, your
TEMPLETON VIP        Exchange, whichever is  written request must be
SERVICESTM.  PLEASE  earlier.                signed by ALL fund AND
SEE PAGE 39 FOR                              bank account owners,
MORE INFORMATION                             and each individual
REGARDING                                    must have his or her
ELIGIBILITY.                                 signature guaranteed.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to Franklin     to Franklin Blue Chip
                     Blue Chip Fund.         Fund. Include your
BY MAIL                                      account number on the
                     Mail the check and      check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                     Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
                     and wire                instructions.
                     instructions.
BY WIRE                                      To make a same day wire
                     Wire the funds and      investment, the wired
1-800/632-2301       mail your signed        funds must be received
(or 1-650/312-2000   application to          and accepted by us by
collect)             Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 43 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 43
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                                           Franklin Templeton Investor Services
                                     P.O. Box 997151, Sacramento, CA 95899-9983
                                                 Call toll-free: 1-800/632-2301
                   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                              or visit us online 24 hours a day, 7 days a week,
                                                       at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 33) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 39 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount
                      may be higher for members of Franklin
                      Templeton VIP ServicesTM.  Please see
                      page 39 for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-9983
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at
franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o  imposing a redemption fee for short-term trading; and

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share
(NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 37).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00/4     1.00/6
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more     up to 1.00/1     ---        ---        ---
12B-1 FEE TO DEALER          0.25/1,2   0.25/3     1.00/5      0.35/6

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                            HOURS (PACIFIC TIME,
DEPARTMENT NAME           TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES       1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION           1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)
RETIREMENT SERVICES        1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES           1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES     1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)     1-800/851-0637    5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM 1-800/632-2301    (around-the-clock access)
                           1-800/524-4040
                           1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-06243                             483 P 09/05







FRANKLIN BLUE CHIP FUND

FRANKLIN STRATEGIC SERIES

CLASS A, B, C & R


STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks.............................. 2
Officers and Trustees ..................................13
Fair Valuation and Liquidity............................18
Proxy Voting Policies and Procedures....................18
Management and Other Services ..........................20
Portfolio Transactions .................................23
Distributions and Taxes ................................24
Organization, Voting Rights and Principal Holders ......29
Buying and Selling Shares ..............................30
The Underwriter ........................................36
Performance ............................................38
Miscellaneous Information ..............................41
Description of Ratings .................................41

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 15% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The Fund may borrow from banks, other Franklin Templeton funds or other persons to the extent permitted by applicable law. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. This does not preclude the Fund from obtaining short-term credit necessary for the clearance of purchases and sales of its portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the Fund's investment goal, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton funds to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act) and any rules or orders thereunder.

5. Buy or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options thereon, and forward contracts.

6. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2. Buy securities on margin or sell securities short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. Buy or retain securities of any company in which officers, trustees or directors of the Fund or the manager individually own more than one-half of 1% of the securities of such company, and in the aggregate own more than 5% of the securities of such company.

4. Buy securities of open-end or closed-end investment companies, except that the Fund may: (i) acquire securities of an open-end or closed-end investment company in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

5. Invest more than 5% of its assets in securities of issuers with less than three years' continuous operation, including the operations of any predecessor companies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

6. Hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund.

7. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the NYSE or the American Stock Exchange.

As a diversified fund, with respect to 75% of its total assets, the Fund may not invest more than 5% in any one issuer nor may it own more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to cash, cash items (including receivables), government securities, and securities of other investment companies. All or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Under normal market conditions, the Fund will invest at least 80%, and intends to try to invest up to 100%, of its total assets in equity securities of blue chip companies. The Fund may invest up to 10% of total assets in the equity securities of blue chip companies not publicly traded in the U.S. This may include companies in either developed or emerging markets. Certain companies in emerging markets meet all the criteria of a blue chip company.

CONVERTIBLE SECURITIES Although the Fund may invest in convertible securities without limit, it currently intends to limit these investments to no more than 5% of net assets.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividends (typically higher than common stock dividends), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred security issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index, underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DERIVATIVE SECURITIES The Fund may invest in various types of derivative securities and engage in hedging transactions. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

The Fund may buy and sell options on securities and securities indices. The Fund may only buy options if the premiums paid for such options total 5% or less of net assets.

The Fund may buy and sell futures contracts for securities and currencies. The Fund may invest in futures contracts only to hedge against changes in the value of its securities or ~those it intends to buy. The Fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

OPTIONS. The Fund may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Fund will be covered.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if, segregated by appropriate notation on the books of the Fund or its custodian, the difference is maintained in cash or high-grade debt securities.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put is segregated by appropriate notation on the books of the Fund or its custodian. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Fund may buy and sell futures contracts for securities and currencies. The Fund may also enter into closing purchase and sale transactions with respect to these futures contracts. The Fund will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, the Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Fund's investment goal and legally permissible for the Fund.

DERIVATIVE SECURITIES RISKS. The Fund's transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on the Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If the Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

Similarly, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

EXCHANGE-TRADED FUNDS The Fund may invest indirectly in equity securities through the purchase of shares of an exchange-traded fund (ETF), such as Standard & Poor's Depositary Receipts(R) (SPDRs).* An ETF is a publicly-traded trust that acquires and holds shares of all of the companies, or a representative sampling of companies, that are represented by a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. In the case of SPDRs, the market index is the S&P 500(R) Index, a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

ETFs are regulated as registered investment companies under the 1940 Act.
The Fund may not acquire ETF shares if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of the ETF, (ii) securities issued by the ETF having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by the ETF and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities at a time when the prices for those securities are falling.

*Standard & Poor's Depositary Receipts(R), SPDRs(R), and S&P 500(R) are trademarks of The McGraw Hill Companies, Inc. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS The Fund may buy foreign securities traded in the U.S. or directly in foreign markets. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, ADRs); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, GDRs, or European Depositary Receipts, EDRs).

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

FORWARD CURRENCY EXCHANGE TRANSACTIONS In connection with the Fund's investment in foreign securities, it may hold currencies other than the U.S. dollar and enter into forward currency exchange transactions to facilitate settlements and to protect against changes in exchange rates. In a forward currency transaction, the Fund agrees to buy or sell a foreign currency at a set exchange rate. Payment and delivery of the currency occurs on a future date. There is no assurance that these strategies will be successful. The Fund's investment in foreign currencies and forward currency exchange transactions will not exceed 10% of its net assets. The Fund may also enter into futures contracts for currencies as discussed above.

The Fund may enter into forward currency exchange transactions in order (i) to "lock-in" the U.S. dollar price of a security in its portfolio denominated in a foreign currency; (ii) to sell an amount of a foreign currency approximating the value of some or all of its portfolio securities denominated in that foreign currency when the manager believes the foreign currency may decline substantially against the U.S. dollar; or (iii) to buy a foreign currency for a fixed dollar amount when the manager believes the U.S. dollar may substantially decline against that foreign currency.

The value of securities denominated in a foreign currency may change during the time between when a forward transaction is entered into and the time it settles. It is therefore generally not possible to match precisely the forward transaction amount and the value of the securities in the Fund's portfolio denominated in the currency involved. Using a forward currency transaction to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future time. The precise projection of short-term currency market movements is ~not possible and short-term hedging provides a way to fix the dollar value of only a portion of the Fund's foreign securities.

To limit the potential risks of buying currency under forward currency transactions, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash, cash equivalents, or readily marketable high-grade debt securities equal to the amount of the purchase to be used to pay for the commitment. The Fund will cover any commitments under these transactions to sell currency by owning the underlying currency or an absolute right to acquire the underlying currency. The segregated assets will be marked-to-market daily.

While the Fund may enter into forward currency transactions to reduce currency exchange rate risks, these transactions involve certain other risks. Forward currency exchange transactions may limit the potential gain to the Fund from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into these transactions. Furthermore, there may be imperfect correlation between the Fund's portfolio securities denominated in a particular currency and forward currency transactions entered into by the Fund. This may cause the Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to the risk of foreign exchange loss.

ILLIQUID SECURITIES The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any securities that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.

The Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or in a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued through an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities is restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) ~the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with its investment goals and certain limitations under the 1940 Act, the Fund may invest its assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, the Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the board. The Fund does not believe that these limitations will impede the attainment of its investment goal.

STANDBY COMMITMENT AGREEMENTS The Fund may buy equity securities under a standby commitment agreement. If the Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

The Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. The Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If the Fund enters into a standby commitment, it will segregate by appropriate notation on the books of the Fund or its custodian cash or high-grade marketable securities in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

There can be no assurance that the securities underlying a standby commitment agreement will be issued. If issued, the value of the security may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund may bear the risk of a decline in value of the security and may not benefit if the security appreciates in value during the commitment period.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The Fund may buy equity securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements whereby the Fund buys securities with payment and delivery scheduled for a future time, generally within 15 to 60 days.

If the Fund buys securities on a when-issued basis, it will do so for the purpose of acquiring securities consistent with its investment goal and polices and not for investment leverage. The Fund may sell securities purchased on a when-issued basis before the settlement date, however, if the manager believes it is advisable to do so.

When the Fund is the buyer in one of these transactions, it relies on the seller to complete the transaction. If the seller fails to do so, the Fund may miss an advantageous price or yield for the underlying security. When the Fund is the buyer, it will segregate by appropriate notation on the books of the Fund or its custodian cash or high-grade marketable securities until payment is made. The amount held in the account will equal the amount the Fund must pay for the securities at delivery.

The securities underlying these transactions are subject to market fluctuation prior to delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price paid for the security or the yield available when the transaction was entered into.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
    COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.

o   The recipient agrees not to trade on the non-public information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------


                                    NUMBER OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                 LENGTH   OVERSEEN     OTHER
OF BIRTH AND               OF TIME   BY BOARD  DIRECTORSHIPS
  ADDRESS       POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1991                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1991
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Edith E.      Trustee      Since     135       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1991                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                    NUMBER OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                 LENGTH   OVERSEEN     OTHER
OF BIRTH AND               OF TIME   BY BOARD  DIRECTORSHIPS
  ADDRESS      POSITION     SERVED    MEMBER*     HELD
-----------------------------------------------------------------

**Charles B.  Trustee and  Trustee   142       None
Johnson       Chairman of  since
(1933)        the Board    1991 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)        and Chief    1991,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       Not Applicable
Burns (1945)  President    1991      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director, Global
Compliance, Franklin Resources, Inc.; officer of 49 of the
investment companies in Franklin Templeton Investments; and
FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since    Not       Not Applicable
Gambill       President     2002     Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer
Blvd.         -Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Edward B.     Vice         Since     Not       Not Applicable
Jamieson      President    2000      Applicable
(1948)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the
investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Christopher   Vice         Since     Not       Not Applicable
J. Molumphy   President    2000      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 per quarter plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                     TOTAL FEES     NUMBER OF BOARDS
                                    RECEIVED FROM    IN FRANKLIN
                       TOTAL FEES     FRANKLIN        TEMPLETON
                        RECEIVED      TEMPLETON      INVESTMENTS
                        FROM THE    INVESTMENTS/3      ON WHICH
NAME                    TRUST/2 ($)     ($)         EACH SERVES/4
-------------------------------------------------------------------
Frank H. Abbott, III/1   22,062      181,601            N/A
Harris J. Ashton         22,878      370,100             44
S. Joseph Fortunato      21,616      372,100             45
Edith E. Holiday         32,375      360,527             39
Frank W.T. LaHaye        23,709      183,598             28
Gordon S. Macklin        22,772      368,101             44

1. Deceased, June 30, 2005.
2. For the fiscal year ended April 30, 2005.
3. For the calendar year ended December 31, 2004.
4. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-------------------------

                                          AGGREGATE DOLLAR
                                          RANGE OF EQUITY
                                         SECURITIES IN ALL
                                         FUNDS OVERSEEN BY
                        DOLLAR RANGE      THE BOARD MEMBER
                         OF EQUITY        IN THE FRANKLIN
                         SECURITIES       TEMPLETON FUND
NAME OF BOARD MEMBER     IN THE FUND         COMPLEX
----------------------------------------------------------------
Harris J. Ashton             None        Over $100,000
S. Joseph Fortunato          None        Over $100,000
Edith E. Holiday             None        Over $100,000
Frank W.T. LaHaye            None        Over $100,000
Gordon S. Macklin            None        Over $100,000

INTERESTED BOARD MEMBERS
------------------------

                                        AGGREGATE DOLLAR
                                        RANGE OF EQUITY
                                       SECURITIES IN ALL
                                       FUNDS OVERSEEN BY
                        DOLLAR RANGE    THE BOARD MEMBER
                         OF EQUITY      IN THE FRANKLIN
                         SECURITIES     TEMPLETON FUND
NAME OF BOARD MEMBER     IN THE FUND       COMPLEX
----------------------------------------------------------------
Charles B. Johnson         None        Over $100,000
Rupert H. Johnson, Jr.   $50,001 -     Over $100,000
                        $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met two times.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity
is maintained.   The manager has formed a Valuation & Liquidity Oversight
Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Advisers, Inc." in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.
In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES  The Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the value of average daily net assets up to and including $500 million;

o 0.625% of the value of average daily net assets over $500 million up to and including $1 billion; and

o  0.50% of the value of average daily net assets in excess of $1 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

              MANAGEMENT FEES PAID ($)/1
-------------------------------------------
2005                  1,442,976
2004                  1,718,197
2003                  1,226,430

1. For the fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any advance waiver, totaled $1,856,867, $1,751,955 and $1,253,621, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:

---------------------------------------------------------------------
                     Assets                Assets
                     of Other              of Other             Assets
          Number     Registered Number of  Pooled               of
          of Other   Investment Other      Investment Number    Other
          Registered Companies  Pooled     Vehicles   of        Accounts
          Investment Managed    Investment Managed    Other     Managed
          Companies  (x $1      Vehicles   (x $1      Accounts  (x $1
Name      Managed    million)   Managed/1  million)/1 Managed/1 million)/1
---------------------------------------------------------------------
Alyssa    0             0         0          0        0        0
C. Rieder

Jeffrey   0             0         2       264.43      71     13.47
D.
Morrison


1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

      -----------------------------------------
       Portfolio Manager     Dollar Range of
                               Fund Shares
                           Beneficially Owned
      -----------------------------------------
      Alyssa C. Rieder      $10,001 - $50,000
      Jeffrey D. Morrison    $1.00 - $10,000


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2005                  364,107
 2004                  344,729
 2003                  250,697

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2005                  190,269
 2004                  347,039
 2003                  279,978

For the fiscal year ended April 30, 2005, the Fund paid brokerage commissions of $191,315 from aggregate portfolio transactions of $156,093,432 to brokers who provided research services.

As of April 30, 2005, the Fund owned securities issued by Bank of America Securities, LLC and Goldman, Sachs & Co., valued in the aggregate at $4,504,000 and $1,068,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASSES A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o  dividends paid by DOMESTIC corporations, and
o  dividends paid by qualified FOREIGN corporations, including:
   -  corporations incorporated in a possession of the U.S.,
   - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
   - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin Strategic Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class R. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Blue Chip Fund -  Class A
o  Franklin Blue Chip Fund -  Class B
o  Franklin Blue Chip Fund -  Class C
o  Franklin Blue Chip Fund -  Class R

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 1, 2005, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS               SHARE CLASS  PERCENTAGE
                                                (%)
--------------------------------------------------------
Franklin Templeton Bank &        Class A        5.34
Trust TTEE for Defined
Contribution Services
Franklin Templeton Profit
Sharing 401(k) Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Bank &        Class R       10.47
Trust TTEE for Defined
Contribution Services
KABA MAS Corp
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Bank &        Class R       8.10
Trust TTEE for Defined
Contribution Services
Modern Poured Walls, Inc.
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Bank &        Class R       5.72
Trust TTEE for Defined
Contribution Services
B&B Sheet Metal & Roofing
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

RETIREMENT PLANS. Class A shares at NAV are available for:
o  Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter -
Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors'guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the
prospectus.   Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                 AMOUNT RECEIVED IN
                                                  CONNECTION WITH
              TOTAL        AMOUNT RETAINED BY     REDEMPTIONS AND
           COMMISSIONS        DISTRIBUTORS          REPURCHASES
           RECEIVED ($)           ($)                   ($)
 --------------------------------------------------------------------
 2005        570,187             78,017               73,608
 2004        868,771            109,441               88,603
 2003        626,631             73,229               52,699

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. The Fund may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2005, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
----------------------------------------------
Advertising                            29,549
Printing and mailing
 prospectuses
 other than to current
 shareholders                           6,099
Payments to underwriters               11,815
Payments to broker-dealers            433,662
Other                                  37,508
                                  ------------
Total                                 518,633
                                  ============

THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                      ($)
----------------------------------------------
Advertising                             2,507
Printing and mailing
 prospectuses
 other than to current
 shareholders                             484
Payments to underwriters                1,220
Payments to broker-dealers            235,164
Other                                   4,741
                                  ------------
Total                                 244,116
                                  ============

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                      ($)
----------------------------------------------
Advertising                             4,165
Printing and mailing
 prospectuses
 other than to current
 shareholders                             919
Payments to underwriters                1,424
Payments to broker-dealers            362,620
Other                                   5,035
                                  ------------
Total                                 374,163
                                  ============

Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2005, were:

                                      ($)
----------------------------------------------
Advertising                             1,574
Printing and mailing
 prospectuses                             191
 other than to current
 shareholders
Payments to underwriters                  886
Payments to broker-dealers             25,882
Other                                   2,976
                                  ------------
Total                                  31,509
                                  ============

THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class A        -3.46         -5.28            4.18

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class B        -2.27         -5.17           -3.24

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class C         0.73         -4.78           -3.01

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class R         1.21         -4.31            4.67

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class A        -3.47         -5.47            3.87

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class B        -2.27         -5.35           -3.42

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class C         0.73         -4.97           -3.18

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class R         1.21         -4.50            4.36

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class A        -2.24         -4.49            3.48

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class B        -1.47         -4.39           -2.79

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class C         0.47         -4.07           -2.60

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class R         0.79         -3.69            3.91

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV   =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class A        -3.46         -23.74            44.02

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class B        -2.27         -23.31           -15.87

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (2/1/00) (%)
------------------------------------------------------------------
Class C         0.73         -21.74           -14.80

                                              SINCE
                                             INCEPTION
               1 YEAR (%)    5 YEARS (%)    (6/3/96) (%)
------------------------------------------------------------------
Class R         1.21         -19.77            50.12

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.







FRANKLIN U.S. LONG-SHORT FUND






SEPTEMBER 1, 2005

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN U.S. LONG-SHORT FUND

Franklin Strategic Series























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goal and Strategies                             2

Main Risks                                      6

Performance                                    12

Fees and Expenses                              14

Management                                     16

Distributions and Taxes                        23

Financial Highlights                           26


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Sales Charges                                  28

Buying Shares                                  35

Investor Services                              38

Selling Shares                                 42

Exchanging Shares                              45

Account Policies                               52

Questions                                      60

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

WHENEVER THE FUND'S ASSETS REACH $350 MILLION, THE FUND WILL BE CLOSED TO ADDITIONAL INVESTMENTS EXCEPT THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. EXCHANGES INTO THE FUND WILL BE ALLOWED IF THEY ARE INTO EXISTING OPEN ACCOUNTS AT TIME OF CLOSURE. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.

GOAL AND STRATEGIES

GOAL

The Fund's principal investment goal is to provide long-term capital appreciation in both up (bull) and down (bear) markets with less volatility than the overall stock market.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund has primarily both long and short positions in equity securities, primarily common stocks. At least 80% of the Fund's net assets will normally be invested in U.S. investments. Shareholders will be given at least 60 days' advance notice of any change to this investment policy.

For purposes of the Fund's investments, U.S. investments are securities issued by companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the U.S. or derivatives of such securities. U.S. investments also include U.S. money market fund shares, money market instruments and government securities.

In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in foreign equity securities, including depositary receipts of foreign issuers. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

[Begin Callout]
The Fund's investment philosophy is that a combination of long and short stock positions can provide positive returns in either up or down markets as well as reduce volatility risk.
[End Callout]

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer a stock that it has borrowed. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

PORTFOLIO SELECTION

The Fund manager constructs the Fund's portfolio on a stock-by-stock basis. Every purchase is evaluated by weighing the potential gains against associated risks. The Fund buys stocks "long" that it believes will go up in price and sells stocks "short" that it believes will go down in price. The Fund manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift its net exposure (the value of equity securities, or "equities," held long less the value of equities held short) depending on which market opportunities - long or short - look more attractive. As a result, there may be times when the Fund holds a significant portion of its assets in cash or cash equivalents, although the Fund generally intends to have all of its assets invested (either long or short) in equities at all times. In order to take advantage of opportunities to buy more stock, the Fund may borrow money from banks (be leveraged) in an amount up to one-third of the value of its total assets. Because of the way the Fund constructs its portfolio, there may be times when the Fund's investments are focused in one or more industry sectors.

The Fund may invest in stock of companies of any size. A substantial amount of the Fund's assets may be invested in smaller companies (those with a market capitalization of less than $1.5 billion) and mid-cap companies (those with a market capitalization of between $1.5 and $8 billion). The Fund limits its exposure to any one company. The Fund will not short sell the stock of a company in an amount that is greater than 5% of the value of the Fund's total assets or that is more than 10% of the outstanding voting stock of the company.

In order to effectively maintain the Fund's flexibility to shift its net exposure, the Fund may buy and/or sell options on portfolio securities or an index of equity securities, and futures contracts, including financial futures contracts, stock index futures contracts and foreign currency futures contracts. The Fund may also buy and/or sell options on these futures contracts. The Fund uses options, futures contracts and options on futures contracts

o to help manage risks relating to targeted percentages in long or short positions for its portfolio and other market factors,

o   to increase liquidity,

o to invest in a particular instrument in a more efficient or less expensive way,

o to quickly and efficiently cause new cash to be invested in the securities markets, and/or

o if cash will be needed to meet shareholder redemption requests, to convert Fund positions to cash.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the stock market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

The Fund seeks to minimize its exposure to the risk of general stock market volatility by selling stocks short to offset the stocks it holds long, but cannot eliminate all risk. Due to the composition of the Fund's portfolio, however, you should expect the Fund's performance to fluctuate independently of the overall stock market as represented by indices such as the S&P 500(R) and the Nasdaq.

SHORT SALES

Despite the intent to reduce risk by having both long and short positions, it is possible that the Fund's stocks held long will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lending broker may request the borrowed stocks be returned to it on short notice, at a time when, in order to return them, the Fund may have to buy the borrowed stocks at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a "short squeeze" can occur.
A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale by buying borrowed stocks at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund replaces a borrowed stock, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the entire short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund is also required to repay the lending broker of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the lending broker.

The universe of securities eligible to be sold short by the manager on behalf of the Fund is restricted by internal policies of the manager that prohibit the short sale of a security by one fund or account that is held long by another fund or account that is managed by the manager or certain of its affiliates. This policy, intended to address potential conflicts of interests, may prevent the manager from pursuing some short sale opportunities that it might otherwise consider for the Fund. In addition, short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

LIQUIDITY.   Pursuing a short selling strategy may reduce the
liquidity of the Fund. The manager has adopted short sale procedures under which the Fund cannot short a particular stock if another account managed by the manager has an open order to buy or currently holds the same stock or its economic equivalent. These procedures may result in the Fund investing in the stocks of smaller and lesser known issuers, which may be less liquid than larger and better known issuers.

The Fund may invest up to 20% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer.

BORROWING/LEVERAGE

Borrowing money to increase the Fund's combined long and short exposure and enhance returns creates special risks. The use of leverage may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall Fund returns.

DERIVATIVE SECURITIES

Futures and options contracts are considered derivative investments. The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivative securities involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates.

SMALLER COMPANIES

While stocks of smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

PORTFOLIO TURNOVER

The Fund manager will sell a security or close a short position when it believes it is appropriate to do so, regardless of how long the Fund has held or been short the securities. It is expected that the Fund's turnover rate will exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the Fund manager in making decisions on when to buy or sell securities. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations
and tax increases.   It is possible that a government may take
over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund's investments, in foreign countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid
(harder to sell) and more volatile than many U.S. securities.
This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

INTEREST RATE

Increases in interest rates may make it harder for smaller and emerging market companies to obtain credit to expand or to make interest payments, as well as increase the cost of borrowing for the Fund.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information
(SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

[Insert bar graph]

55.08%  -1.45%  -6.23%   -0.25%   1.31%
00      01      02       03       04
              YEAR

Best Quarter:                             Q1 '01     21.93%
Worst Quarter:                            Q1 '02     -6.01%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                                       SINCE
                                                     INCEPTION
                               1 YEAR      5 YEARS    (5/28/99)
----------------------------------------------------------------
Franklin U.S. Long-Short
Fund/2
Return Before Taxes             -4.53%       6.43%     11.97%
Return After Taxes on           -4.53%       4.63%     10.05%
Distributions
Return After Taxes on           -2.95%       4.44%      9.27%
Distributions and Sale of
Fund
Shares
S&P 500(R) Index/3              10.87%      -2.30%      0.17%
(index reflects no deduction
for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was -0.68%.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) as a percentage of
offering price                                    5.75%/1
  Load imposed on purchases                       5.75%/1
  Maximum deferred sales charge (load)            None/2
Redemption fee on shares sold within 7 calendar
days following their purchase date/3              2.00%

Please see "Sales Charges" on page 28 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

Management fees/4,5                                0.50%
Distribution and service (12b-1) fees              0.34%
Other expenses (including administration fees)     1.05%
                                                  ----------
Total annual Fund operating expenses/5             1.89%
                                                  ----------
Management fee reduction/5                        -0.09%
                                                  ----------
Net annual Fund operating expenses/5,6             1.80%
                                                  ==========

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 31) and purchases by certain retirement plans without an initial sales charge.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. The Fund's management fee is comprised of two components, an annual base management fee and a performance adjustment, as further described in the "Management" section. As a result, the Fund could pay an annualized management fee in the range of 0.50% to 2.50% of the Fund's average daily net assets.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
6. Excluding dividend expense on securities sold short, the ratio of net annual fund operating expenses would have been 1.32%.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------
$747/1   $1,109    $1,494   $2,569

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager.
Together, Advisers and its affiliates manage over $438 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in domestic equity securities. The portfolio managers of the team are as follows:

DANIEL HENNESSY CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Hennessy has been a manager of the Fund since April 2005.
Mr. Hennessy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2000.

GARY KO, ASSISTANT PORTFOLIO MANAGER OF ADVISERS
Mr. Ko has been an assistant manager of the Fund since 2002, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined
Franklin Templeton Investments in 2000.

The Fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund's performance relative to its benchmark, the S&P 500(R) Index (the Benchmark) over a rolling 12-month period ending with the most recently completed month. The rolling 12-month period is referred to as the Performance Period.

The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund's average daily net assets during the month that ends on the last day of the Performance Period.

The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Benchmark over the Performance
Period.  The performance adjustment is equal to a

o monthly upward adjustment of an annual rate of 0.20% for each percentage point by which the Fund's investment performance exceeds the investment record of the Benchmark over the Performance Period by at least 2.00%, or

o monthly downward adjustment of an annual rate of 0.20% for each percentage point by which the investment record of the Benchmark exceeds the Fund's investment performance over the Performance Period by at least 2.00%, with

o no performance adjustment if the relative performance of the Fund or Benchmark does not exceed the 2.00% threshold, described above, over the performance of the Benchmark or Fund, as applicable.

The performance adjustment is subject to the following:

o a pro rata portion of the 0.20% rate adjustment, in increments of 0.01%, is applied for each 0.05% change in the differential between investment performance of the Fund and the Benchmark;

o the maximum annual fee is 2.50% of average daily net assets over each fiscal year of the Fund and the minimum annual fee is 0.50% of average daily net assets over each fiscal year of the Fund;

o the minimum and maximum annual management fee is measured at least monthly, calculated by annualizing the ratio of the total management fee (base fee plus performance adjustment) to average daily net assets for the fiscal year to date as of the last calculated net asset value, with any required adjustment recorded to Fund assets no later than the next calculated net asset value; and

o the annual rate of the performance adjustment is multiplied by the average daily net assets of the Fund averaged over the Performance Period to determine the dollar amount of the adjustment for each day of the month that ends on the last day of the Performance Period.

                  PERFORMANCE ADJUSTMENT SCHEDULE
----------------------------------------------------------------------
% PERFORMANCE           PERFORMANCE ADJUSTMENT
DIFFERENCE BETWEEN      (ANNUAL RATE)
FUND AND INDEX
----------------------------------------------------------------------
    7% or more                  1.00%
    6%                          0.80%
    5%                          0.60%          Outperformance
    4%                          0.40%
    3%                          0.20%
----------------------------------------------------------------
    2%                          0.00%
    1%                          0.00%          No performance
    0%                          0.00%        adjustment to advisory
   -1%                          0.00%          fee in this zone
   -2%                          0.00%
----------------------------------------------------------------
   -3%                         -0.20%
   -4%                         -0.40%
   -5%                         -0.60%          Underperformance
   -6%                         -0.80%
   -7% or less                 -1.00%
----------------------------------------------------------------


For the fiscal year ended April 30, 2005, management fees, before any reduction, were 0.50% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund's management fee was reduced by 0.09% of its average daily net assets. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission. For the fiscal year ended April 30, 2005, the Fund paid management fees in the amount of 0.36% of its average daily net assets.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website.
Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."



DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. See the discussion below for "Non-U.S. investors." Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on June 10th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on June 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax
Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

The Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                               YEAR ENDED APRIL 30,
                             2005     2004    2003    2002    2001
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             15.54    15.73   16.29   21.09   17.12
                            -----------------------------------------
  Net investment income
  (loss)/1                      .04     (.14)   (.07)    .25     .63
  Net realized and
  unrealized                   (.08)/4  (.05)    -/4   (2.52)   4.52
  gains (losses)
                            -----------------------------------------
Total from investment
operations                     (.04)    (.19)   (.07)  (2.27)   5.15
                            -----------------------------------------
  Distributions
  from net investment           --       --     (.49)   (.27)   (.25)
  income
  Distributions from net
  realized gains                --       --       --   (2.26)   (.93)
                            -----------------------------------------
Total distributions             --       --     (.49)  (2.53)  (1.18)
                            -----------------------------------------
Redemption fees                 --/5     --      --      --      --
                            -----------------------------------------
Net asset value, end of       15.50    15.54   15.73   16.29   21.09
year
                            =========================================

Total return (%)/2             (.26)   (1.21)   (.48) (11.53)  30.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  68,718  112,096  144,582  146,044  384,144
Ratios to average net
assets: (%)*
  Expenses/3                   1.80     2.23    2.45    2.01    1.73
  Expenses net of waiver
  and payments by
  affiliate and expense        1.75     2.23    2.45    2.01    1.73
  reduction/3
  Net investment income
  (loss)                        .23     (.89)   (.42)   1.32    3.06
Portfolio turnover rate (%)  218.52   346.01  258.22  327.27  400.19
Portfolio turnover rate
excluding short sales (%)    105.31   217.47  184.90  146.05  125.12
*Ratios to average net
assets, excluding dividend
expense on securities sold
short: (%)
  Expenses                     1.32     1.71    1.84    1.60    1.56
  Expenses net of waiver
  and payments by
  affiliate and expense        1.27     1.71    1.84    1.60    1.56
  reduction


1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
4. The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
5. Amount is less than $0.01 per share.

YOUR ACCOUNT

SALES CHARGES

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." [Begin callout]

FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o  You, individually;

o Your spouse or domestic partner, as recognized by applicable state law;

o  You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer
Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 45 for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES

The Fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute the Fund's shares and provide other services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. For purposes of this privilege, the Fund's shares are considered Class A shares.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

SALES CHARGE WAIVERS. Fund shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

BUYING SHARES

Whenever the Fund's assets reach $350 million, the Fund will be closed to additional investments except through reinvestment of dividends and capital gains. Exchanges into the Fund will be allowed if they are into existing open accounts at the time of closure. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $10,000
-----------------------------------------------------
Automatic investment plans              $1,000
-----------------------------------------------------
UGMA/UTMA accounts                      $1,000
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $1,000
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $1,000
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 38). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT         Contact your investment   Contact your investment
REPRESENTATIVE     representative            representative
----------------------------------------------------------------------
                   If you have another       Before requesting a
BY PHONE/ONLINE    Franklin Templeton fund   telephone or online
                   account with your bank    purchase into an
(Up to $100,000    account information on    existing account,
per shareholder    file, you may open a new  please make sure we
per day)           account by phone. At      have your bank account
                   this time, a new account  information on file. If
1-800/632-2301     may not be opened online. we do not have this
                                             information, you will
franklintempleton. To make a same day        need to send written
com                investment, your phone    instructions with your
NOTE: (1) CERTAIN  order must be received    bank's name and address
ACCOUNT TYPES ARE  and accepted by us by     and a voided check or
NOT AVAILABLE FOR  1:00 p.m. Pacific time    savings account deposit
ONLINE ACCOUNT     or the close of the New   slip. If the bank and
ACCESS AND (2)     York Stock Exchange,      Fund accounts do not
THE AMOUNT MAY BE  whichever is earlier.     have at least one
HIGHER FOR                                   common owner, your
MEMBERS OF                                   written request must be
FRANKLIN                                     signed by ALL fund AND
TEMPLETON VIP                                bank account owners,
SERVICESTM.                                  and each individual
PLEASE SEE PAGE                              must have his or her
41 FOR MORE                                  signature guaranteed.
INFORMATION
REGARDING                                    To make a same day
ELIGIBILITY.                                 investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                   Make your check payable   Make your check payable
                   to Franklin U.S.          to Franklin U.S.
BY MAIL            Long-Short Fund.          Long-Short Fund.
                                             Include your account
                   Mail the check and your   number on the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                   Call  to receive a wire   Call to receive a wire
                   control number and wire   control number and wire
                   instructions.             instructions.

BY WIRE            Wire the funds and mail   To make a same day wire
                   your signed application   investment, the wired
1-800/632-2301     to Investor Services.     funds must be received
(or                Please include the wire   and accepted by us by
1-650/312-2000     control number or your    1:00 p.m. Pacific time
collect)           new account number on     or the close of the New
                   the application.          York Stock Exchange,
                                             whichever is earlier.
                   To make a same day wire
                   investment, the wired
                   funds must be received
                   and accepted by us by
                   1:00 p.m. Pacific time
                   or the close of the New
                   York Stock Exchange,
                   whichever is earlier.
----------------------------------------------------------------------
                   Call Shareholder          Call Shareholder
                   Services at               Services at
BY EXCHANGE        1-800/632-2301, or send   1-800/632-2301, or send
                   signed written            signed written
                   instructions.   You also  instructions. You also
franklintempleton. may place an online       may place an online
com                exchange order. The       exchange order.
                   automated telephone
                   system cannot be used to  (Please see page 45 for
                   open a new account.       information on
                                             exchanges.)
                   (Please see page 45 for
                   information on
                   exchanges.)
----------------------------------------------------------------------

                               Franklin Templeton Investor Services
                         P.O. Box 997151, Sacramento, CA 95899-9983
                                     Call toll-free: 1-800/632-2301
                                             (Monday through Friday
                              5:30 a.m. to 5:00 p.m., Pacific time)
                  or visit us online 24 hours a day, 7 days a week,
                                           at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 35) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information. [End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP
ServicesTM. Please see page 41 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement
Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of Franklin
                      Templeton VIP ServicesTM.  Please see
                      page 41 for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-9983
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.
Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the Fund without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into the Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing
Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing
   Trading Policy;

o  imposing a redemption fee for short-term trading; and

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable
CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - OPTIONS

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page 39).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

COMMISSION (%)               ---
Investment under $50,000     5.00
$50,000 but under $100,000   3.75
$100,000 but under $250,000  2.80
$250,000 but under $500,000  2.00
$500,000 but under $1        1.60
million
$1 million or more     up to 1.00/1
12B-1 FEE TO DEALER          0.25/1,2

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans1 and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES       1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION           1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)
RETIREMENT SERVICES        1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES           1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES     1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)     1-800/851-0637    5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM 1-800/632-2301    (around-the-clock access)
                           1-800/524-4040
                           1-800/527-2020


FOR MORE INFORMATION
You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-06243                   404 P 09/05








FRANKLIN U.S. LONG-SHORT FUND

FRANKLIN STRATEGIC SERIES

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 1, 2005

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2005, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).


CONTENTS

Goal, Strategies and Risks                          2
Officers and Trustees                              13
Fair Valuation and Liquidity                       18
Proxy Voting Policies and Procedures               18
Management and Other Services                      20
Portfolio Transactions                             23
Distributions and Taxes                            24
Organization, Voting Rights
 and Principal Holders                             28
Buying and Selling Shares                          29
The Underwriter                                    35
Performance                                        36
Miscellaneous Information                          39



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

                                                                  404 SAI 09/05
GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide long-term capital appreciation in both up (bull) and down (bear) markets with less volatility than the overall stock market.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or other persons in privately arranged transactions that are not intended to be publicly distributed, or affiliated investment companies, to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or
(b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

8. Sell short the securities of any one issuer, if immediately after such investment (a) the market value of such issuer's securities sold short would exceed more than 5% of the value of the Fund's total assets, or (b) the securities sold short would constitute more than 10% of the outstanding voting securities of such issuer.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Under normal market conditions, at least 80% of the Fund's net assets will be invested in U.S. investments. Shareholders will be given at least 60 days' advance notice of any change to this investment policy.

2. The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Net assets for the above 80% policy include the amount of any borrowings for investment purposes.

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

INVESTMENT PHILOSOPHY One measure of risk is volatility of returns. Over time, the Fund aims to achieve its returns with reduced volatility and reduced market correlation as compared to a traditional equity fund that holds only long positions. A traditional equity fund is fully exposed to the equity market and thus bears the full market risk of its investments. The Fund, however, reduces its exposure to market movements by combining a short portfolio (being in a position to profit when securities prices go down) with a long portfolio (being in a position to profit when securities prices go
up). The Fund's "net" exposure is the gross amount of securities held long minus the gross amount of securities held short -- the short portfolio offsets the long portfolio. The Fund will maintain a flexible approach with
regard to the amount of its "net exposure."   It will shift its net exposure
depending on its assessment of the relative attractiveness of long versus short opportunities in the market. Reduced exposure to the equity market using this strategy should contribute to lower overall volatility of the Fund's returns. In addition, the Fund's variation in returns should be somewhat different from a traditional U.S. equity fund. Traditional U.S. equity funds normally produce positive returns in bull markets and negative returns in bear markets making them correlated with the overall market. A primary goal of the Fund is to provide positive returns in both bull and bear markets. If this is achieved, the Fund will have imperfect correlation with the overall market. The Fund manager believes the Fund's risk and correlation profile can be used effectively to diversify investors' U.S. equity portfolios.

The Fund is constructed on a stock-by-stock basis. The Fund manager attempts to create a portfolio of stocks by analyzing risk/reward profiles. The Fund manager believes that every security can be evaluated by weighing potential gains against associated risk. Once these fundamental factors are determined, they are considered against various valuation metrics and a risk/reward profile is constructed. Securities of companies with strong or improving fundamentals, or valuable assets that are not fully appreciated by the market are long purchase candidates. Securities of companies whose fundamentals are likely to deteriorate or whose market valuations are excessive are short purchase candidates. The Fund manager focuses on short sale candidates with a large number of associated risk factors or potential negative future events that may cause the stock to underperform or decline in value.

In trying to achieve its investment goal, the Fund may invest in the following types of securities or engage in the following types of transactions:

BORROWING When the Fund enters into a short sale transaction, it agrees with the selling broker to maintain cash or marginable collateral with the broker equal to the marked-to-market value of securities sold short. The agreement with the broker provides that if the Fund does not increase the collateral held by the broker when requested, the broker will, in effect, lend the shortfall to the Fund and charge the Fund interest on the amount of the shortfall. The Fund may also borrow from banks when the Fund has all of its assets invested, but wants to take advantage of opportunities to buy more stocks, either long or short. Under federal securities laws, a fund may borrow from banks up to one-third its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The federal securities laws also permit a fund, under specified conditions, to enter into a borrowing arrangement with a non-bank. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

DERIVATIVE SECURITIES The Fund may invest in long and short positions through transactions other than purchases or short sales of securities. In order to effectively maintain the Fund's flexibility to shift its net exposure, the Fund may buy and sell (write) options on portfolio securities or an index of equity securities and futures contracts (futures), including financial futures contracts, stock index futures contracts or foreign currency futures contracts. The Fund may also buy or sell options on these futures contracts. For example, the Fund may purchase or sell put options on securities and stock index futures when the manager believes that a particular security or stock index will decline in value and that such investments would offer benefits to the Fund not available through the short sale of a particular security. The Fund's transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities or index correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or futures it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause the Fund to lose the premium paid (for an option bought) or the full appreciation on the option (for an option sold) in an option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on the Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a futures position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required variation margin on the futures. If the Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

Over-the-counter (OTC) options differ from exchange traded options in certain material respects. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When the Fund sells (writes) an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction (that is, purchase an offsetting option, as described below) with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. An option on a stock is a contract that provides the holder the right to buy (for a call option) or sell (for a put option) shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in the amount by which the index's closing price exceeds the option's exercise price. A futures contract is an obligation to buy or sell a specified security or commodity at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A currency futures contract is an agreement to take or make delivery of a specified amount of currency at a future date at a price set at the time of the contract. Options, futures, and options on futures are considered "derivative securities."



The Fund may buy and sell options on securities and securities indices.

The Fund may buy and sell securities index futures, foreign currency futures and options on these futures. The Fund may invest in futures contracts for certain purposes, including hedging against changes in the value of its long portfolio securities or those it intends to buy, or to invest in a short position without effecting a short sale.

The Fund will not enter into financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on these contracts if the sum of the amount of margin deposits on futures contracts and premiums paid for related options exceeds 15% of the Fund's total assets. The Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of Commodity Futures Trading Commission (CFTC) regulations, provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's net assets.

The Fund may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not currently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Fund's investment goal and legally permissible for the Fund.

The following is more detailed information about the derivatives in which the Fund may invest.

OPTIONS. The Fund may buy or write (sell) put and call options on securities listed on a national securities exchange and in the OTC market. All options written by the Fund will be covered as described below. The Fund may also buy or write put and call options on securities indices. Options written by the Fund will be for portfolio hedging purposes only.

OTC OPTIONS. The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call; (b) has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (c) has cash and/or liquid assets with a value determined on a daily basis equal to the Fund's obligation under the call option and such cash or liquid assets are segregated by appropriate notation on the books of the Fund or its custodian. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference, marked-to-market daily, is held in cash or liquid assets that are segregated by appropriate notation on the books of the Fund or its custodian.

A put option written by the Fund is covered if the Fund segregates cash or liquid assets with a value equal, marked-to-market daily, to the amount by which the market value of the underlying securities is less than their value at the exercise price of the written put by appropriate notation on the books of the Fund or its custodian. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the Fund believe that option obligations that are covered, either by an offsetting asset or right (acquiring the stock subject to the option or purchasing an offsetting option position), or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the purchaser of the option may exercise the option by an exercise notice to the writer at any time prior to the termination of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security to the purchaser of the option. The amount of loss for the Fund, as the writer of a call option, could be the entire amount of appreciation in value of the underlying securities above the exercise price, offset by the premium the Fund received.

If a put option is exercised, the writer must fulfill the obligation to buy the underlying security, from the purchaser of the option at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments and/or any cash or other liquid assets that are segregated to provide cover for the option to be no longer segregated. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the value of the transaction (taking into account transaction costs) is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the value of the transaction (taking into account transaction costs) is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless to the purchaser and the Fund's gain will be the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect prior to exercise of the option by the purchaser to close the position or take delivery of the security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option minus the amount by which the market value of the security is below the value at the exercise price. If, however, the purchaser exercises the option prior to the Fund's closing the position, the Fund would lose the difference between the current market price (which could approach zero) and the exercise price (which could be a total loss) offset by the premium received by the Fund.

The Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying portfolio security below the exercise price less the premium paid for the option, or to obtain a short position without effecting a short sale. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option of the same series it has previously purchased prior to the sale of the security underlying the option. The sale of the put option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option previously purchased. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund must buy, or has the right to sell, under the put option.

OPTIONS ON STOCK INDICES. Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is, in the case of a call, greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

As more fully described above with respect to options generally, when the Fund writes an option on a stock index, the Fund will segregate, by appropriate notation on the books of the Fund or its custodian, cash or liquid assets in an amount at least equal to the value, marked-to-market daily, of any obligation of the Fund under the option based on the difference between the market value of, and the value based on the exercise price of, the underlying stock index. The Fund will maintain the segregated assets while the option is open or will otherwise cover the transaction by an offsetting option position.

FINANCIAL FUTURES. The Fund may enter into contracts for the purchase or sale, at a set price on a specified future date, of a specified security, commodity, or the change in the value of securities or financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities or financial index on a specified future date at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security, or to invest in a short position without effecting a short sale. Futures contracts have been designed by exchanges designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Fund will engage in transactions in futures contracts or related options to attempt to protect the Fund against changes resulting from market conditions in the values of its securities or securities that it intends to buy or sell short, for other appropriate risk management purposes and, to the extent consistent therewith, to accommodate cash flows. If the Fund enters into a futures contract or related call option, it will segregate assets on the books of the Fund or its custodian, to the extent required by the rules of the SEC, to cover its obligations with respect to such contract which will consist of cash, cash equivalents or liquid assets from its portfolio in an amount equal to the market value, marked-to-market daily, of such futures contract or its obligations under a related option.

The amount the Fund segregates on the books of the Fund or of the Fund's custodian to cover the Fund's obligations with respect to the Fund's investment in a futures contract will be reduced, as permitted by the federal securities laws, by the amount of initial and variation margin held, during the term of the futures contract, by the futures commission merchant (FCM) that handles the futures contract. The amount of initial and variation margin required by the FCM is based on the requirements of the contract market on which the futures contract is traded and of the FCM. The variation margin is marked-to-market each day and the Fund will be required to add to, or will receive a return of, amounts held as variation margin by the FCM based on decreases or increases, respectively, in the value of the futures contract for the Fund. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the Fund believe that futures obligations that are covered, either by initial or variation margin, by an offsetting asset or right, or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

OPTIONS ON FUTURES CONTRACTS. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be more or less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to attempt to protect the Fund against a market advance due to changes in the market, economic factors, the financial condition and operations of the issuers, declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the Fund intends to purchase or in the price of the futures contract the Fund must purchase to meet its obligations if the call option the Fund wrote is exercised. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. In meeting its obligations as the writer of a put or call option on a futures contract, the Fund could be liable for a loss of as much as the entire exercise price of the futures contract in the case of a put or the entire appreciation in the price of the futures contract above the exercise price, in the case of a call. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

STOCK INDEX FUTURES. The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

The Fund may also sell stock index futures when the manager believes that a stock index will decline in value and that such investments would offer benefits to the Fund not available through the short sale of a particular security.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market price movements in its long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of a call option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, the exercise price of the call option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

CURRENCY FUTURES CONTRACTS. The Fund may buy and sell futures contracts for currencies. It may also enter into closing purchase and sale transactions with respect to these futures contracts. These futures are traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of an index or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock as well as securities convertible into common stocks. Preferred stockholders typically receive different dividends but may receive less appreciation than common stockholders because of the terms of the issuance of preferred stocks and may have greater voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. Convertible securities are convertible into common stock, from either preferred stock or debt securities, as the case may be.

EXCHANGE-TRADED FUNDS The Fund may invest indirectly in equity securities through the purchase of shares of an exchange-traded fund (ETF), such as Standard & Poor's Depositary Receipts(R) (SPDRs).* An ETF is a publicly-traded trust that acquires and holds shares of all of the companies, or a representative sampling of companies, that are represented by a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. In the case of SPDRs, the market index is the S&P 500(R) Index, a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

ETFs are regulated as registered investment companies under the 1940 Act.
The Fund may not acquire ETF shares if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of the ETF, (ii) securities issued by the ETF having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by the ETF and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities at a time when the prices for those securities are falling.

*Standard & Poor's Depositary Receipts(R), SPDRs(R), and S&P 500(R) are trademarks of The McGraw Hill Companies, Inc. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc.

FOREIGN SECURITIES The Fund may invest up to 20% of its net assets in foreign securities traded in the U.S. or directly in foreign markets. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts), or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts or European Depositary Receipts).

The Fund may invest in sponsored or unsponsored depositary receipts. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

The values of foreign (and U.S.) securities are affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS. Emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging, or
(iii) countries with a market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Investments in companies domiciled in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property;
(vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy, and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation, confiscatory taxation and restrictive currency control regulations. In the event of an expropriation of property without adequate compensation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, accounting standards may not exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In particular, a slow-down in the U.S. economy is likely to have an adverse effect on most emerging market countries, which directly and indirectly are dependent upon trade with the U.S. in varying degrees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PORTFOLIO TURNOVER Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio's securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, and may increase your tax liability if the transactions result in capital gains.

The portfolio turnover rate for this Fund is expected to exceed 100% because of the Fund's investment strategy. This is because shifting the portfolio's long and short positions based on market opportunities and engaging in short sales cause portfolio turnover. In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. A decision to buy and sell a security may therefore be made without regard to the length of time a security has been held.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SHORT SALES In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

Until the Fund replaces a borrowed stock, the Fund will designate liquid assets it owns as segregated assets on the books of the broker and/or its custodian in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the stock sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the stocks sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The manager has adopted short sale procedures to prevent the short sale of a security by the Fund where another client of the manager also holds that security. The procedures prohibit the execution of short sales by the Fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the manager places trades or in the portfolios of other accounts managed by the manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the manager places trades.

SMALL COMPANIES Small companies are often overlooked by investors or undervalued in relation to their earnings power. Small companies generally are not as well known to the investing public and have less of an investor following than larger companies. Because of these relative inefficiencies in the market place, they may provide greater opportunities for long-term capital growth.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
      COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o     The recipient agrees not to trade on the non-public information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND TRUSTEES

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------


                                    NUMBER OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                 LENGTH   OVERSEEN     OTHER
OF BIRTH AND               OF TIME   BY BOARD  DIRECTORSHIPS
  ADDRESS       POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1991                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1991
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Edith E.      Trustee      Since     135       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     116       Director, The
LaHaye (1929)              1991                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------


                                    NUMBER OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                 LENGTH   OVERSEEN     OTHER
OF BIRTH AND               OF TIME   BY BOARD  DIRECTORSHIPS
  ADDRESS       POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------

**Charles B.  Trustee and  Trustee   142       None
Johnson       Chairman of  since
(1933)        the Board    1991 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   126       None
Johnson, Jr.  President    since
(1940)        and Chief    1991,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       Not Applicable
Burns (1945)  President    1991      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director, Global
Compliance, Franklin Resources, Inc.; officer of 49 of the
investment companies in Franklin Templeton Investments; and
FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not      Not Applicable
Gambill       President     2002      Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer
Blvd.         -Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Edward B.     Vice         Since     Not       Not Applicable
Jamieson      President    2000      Applicable
(1948)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the
investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Christopher   Vice         Since     Not       Not Applicable
J. Molumphy   President    2000      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $4,725 per quarter plus $1,350 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                     TOTAL FEES     NUMBER OF BOARDS
                                    RECEIVED FROM    IN FRANKLIN
                       TOTAL FEES     FRANKLIN        TEMPLETON
                        RECEIVED      TEMPLETON      INVESTMENTS
                        FROM THE    INVESTMENTS/3      ON WHICH
NAME                    TRUST/2 ($)     ($)         EACH SERVES/4
-------------------------------------------------------------------
Frank H. Abbott, III/1   22,062      181,601            N/A
Harris J. Ashton         22,878      370,100             44
S. Joseph Fortunato      21,616      372,100             45
Edith E. Holiday         32,375      360,527             39
Frank W.T. LaHaye        23,709      183,598             28
Gordon S. Macklin        22,772      368,101             44

1. Deceased, June 30, 2005.
2. For the fiscal year ended April 30, 2005.
3. For the calendar year ended December 31, 2004.
4. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
--------------------------

                                          AGGREGATE DOLLAR
                                          RANGE OF EQUITY
                                         SECURITIES IN ALL
                                         FUNDS OVERSEEN BY
                        DOLLAR RANGE      THE BOARD MEMBER
                         OF EQUITY        IN THE FRANKLIN
                         SECURITIES       TEMPLETON FUND
NAME OF BOARD MEMBER     IN THE FUND         COMPLEX
----------------------------------------------------------------
Harris J. Ashton             None        Over $100,000
S. Joseph Fortunato          None        Over $100,000
Edith E. Holiday             None        Over $100,000
Frank W.T. LaHaye            None        Over $100,000
Gordon S. Macklin            None        Over $100,000

INTERESTED BOARD MEMBERS
------------------------

                                        AGGREGATE DOLLAR
                                        RANGE OF EQUITY
                                       SECURITIES IN ALL
                                       FUNDS OVERSEEN BY
                        DOLLAR RANGE    THE BOARD MEMBER
                         OF EQUITY      IN THE FRANKLIN
                         SECURITIES     TEMPLETON FUND
NAME OF BOARD MEMBER     IN THE FUND       COMPLEX
----------------------------------------------------------------
Charles B. Johnson         None        Over $100,000
Rupert H. Johnson, Jr.     None        Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended April 30, 2005, the Audit Committee met six times and the Nominating Committee met two times.

FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity
is maintained.   The manager has formed a Valuation & Liquidity Oversight
Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager "Franklin Advisers, Inc." in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.
In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES Prior to May 1, 2003, the Fund paid the manager a fee equal to an annual rate of 1% of the average daily net assets of the Fund. Beginning May 1, 2003, the Fund pays the manager a fee comprised of two components, a base fee and a performance adjustment to the base fee, as described in the prospectus.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

              MANAGEMENT FEES PAID ($)/1
-------------------------------------------
2005                    346,241
2004                  1,178,799
2003                  1,169,848

1. For the last three fiscal years ended April 30, 2005, 2004 and 2003, management fees, before any advance waiver, totaled $470,857, $1,289,693 and $1,276,960, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the management fee was reduced by $81,159, $110,894 and $107,112, respectively, and the Fund paid the management fees shown.

PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on April 30, 2005:

---------------------------------------------------------------------------
                     Assets                Assets
                     of Other              of Other            Assets
          Number     Registered Number     Pooled              of
          of Other   Investment of Other   Investment Number   Other
          Registered Companies  Pooled     Vehicles   of       Accounts
          Investment Managed    Investment Managed    Other    Managed
          Companies  (x $1      Vehicles   (x $1      Accounts (x $1
Name      Managed    million)   Managed/1  million)/1 Managed/1 million)/1
---------------------------------------------------------------------------
Daniel    0             0         2        2.0       0        0
Hennessy

Gary Ko   0             0         2        2.0       0        0

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products including institutional accounts and private accounts. The advisory fees for some of such accounts may also include performance based compensation which may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2005 (such amounts may change from time to time):

      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      Daniel Hennessy      $1.00 - $10,000
      Gary Ko              $1.00 - $10,000

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

During the last three fiscal years ended April 30, the Fund paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
-------------------------------------------
2005                   188,276
2004                   268,077
2003                   255,434

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" - the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2005                   340,867
 2004                   884,770
 2003                 1,033,229

For the fiscal year ended April 30, 2005, the Fund paid brokerage commissions of $180,165 from aggregate portfolio transactions of $85,711,204 to brokers who provided research services.

As of April 30, 2005, the Fund did not own securities of its regular broker-dealers.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on "Distributions and Taxes" for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. tax when paid to a non-U.S. investor. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

On any payment date, the amount of an ordinary dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, the Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forego recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

The 2004 Tax Act further generally exempts from U.S. withholding tax ordinary dividends paid by the Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on May 1, 2005 and ending on April 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

INVESTMENT IN REAL PROPERTY. The Fund may invest in securities of corporations or REITs that invest in real property. The sale of these interests by the Fund or by other corporations (including REITs) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o  dividends paid by DOMESTIC corporations, and
o  dividends paid by qualified FOREIGN corporations, including:
   -  corporations incorporated in a possession of the U.S.,
   - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
   - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allow regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, futures and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Fund is a diversified series of Franklin Strategic Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

Certain funds in Franklin Templeton Investments offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of the Fund.

As of June 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75%. The initial sales charge may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Fund shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Fund shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

RETIREMENT PLANS. Class A shares at NAV are available for:

o  Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars           Sales Charge (%)
------------------------------------------------------------
Under $30,000                                    3.0
$30,000 but less than $50,000                    2.5
$50,000 but less than $100,000                   2.0
$100,000 but less than $200,000                  1.5
$200,000 but less than $400,000                  1.0
$400,000 or more                                   0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of the Fund's shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter -
Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to the Fund's shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

CDSC WAIVERS.  The CDSC generally will be waived for:

o  Account fees

o Sales of shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                AMOUNT RECEIVED IN
                                                 CONNECTION WITH
              TOTAL       AMOUNT RETAINED BY     REDEMPTIONS AND
           COMMISSIONS     DISTRIBUTORS            REPURCHASES
           RECEIVED ($)         ($)                    ($)
 ------------------------------------------------------------------
 2005        155,886           19,798               26,279
 2004        584,544           88,771               18,496
 2003        788,001          116,879                 -

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a plan pursuant to Rule 12b-1. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses."

The Fund may pay up to 0.35% per year of the Fund's average daily net assets. Of this amount, the Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The plan is a reimbursement plan. It allows the Fund to reimburse
Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

Under the plan, total payments to Distributors for the fiscal year ended April 30, 2005, were were:

                                      ($)
----------------------------------------------
Advertising                            18,598
Printing and mailing
 prospectuses                           4,231
 other than to current
 shareholders
Payments to underwriters                9,154
Payments to broker-dealers            233,869
Other                                  23,601
                                  ------------
Total                                 289,453
                                  ============

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2005, were:

                                                SINCE
                                              INCEPTION
              1 YEAR (%)    5 YEARS (%)      (5/28/99) (%)
----------------------------------------------------------------
              -6.00         1.33                 10.43

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2005, were:

                                                SINCE
                                              INCEPTION
              1 YEAR (%)    5 YEARS (%)      (5/28/99) (%)
----------------------------------------------------------------
              -6.00         -0.38               8.64

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended April 30, 2005, were:

                                                SINCE
                                              INCEPTION
              1 YEAR (%)    5 YEARS (%)      (5/28/99) (%)
----------------------------------------------------------------
              -3.90         0.12                8.01

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV   =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2005, were:

                                                 SINCE
                                               INCEPTION
              1 YEAR (%)    5 YEARS (%)      (5/28/99) (%)
----------------------------------------------------------------
              -6.00         6.82                79.98

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $438 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.